           As filed with the Securities and Exchange Commission on April 4, 2012

                                            1933 Act Registration No. 333-148917

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 12

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 109

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                               Lincoln VULone2007

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2011 was filed March 26, 2012.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2012 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln VULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the Funds may be found in the funds prospectus which is furnished with this prospectus.

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust



     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2012

                                 Table of Contents




Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        17
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        18
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    General:......................................        19
    Partial Surrender Fee.........................        22
    Transfer Fee..................................        22
    Mortality and Expense Risk Charge.............        22
    Cost of Insurance Charge......................        22
    Administrative Fee............................        22
    Policy Loan Interest..........................        23
    Rider Charges.................................        23
YOUR INSURANCE POLICY.............................        23
    Application...................................        24
    Owner.........................................        25
    Right to Examine Period.......................        25
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        26
    Optional Sub-Account Allocation Programs......        28
    Riders........................................        29
    Continuation of Coverage......................        39
    Termination of Coverage.......................        39


Contents                                                 Page
--------------------------------------------------      -----
    State Regulation..............................        39
PREMIUMS..........................................        40
    Allocation of Net Premium Payments............        40
    Planned Premiums; Additional Premiums.........        40
    Policy Values.................................        41
    Additional Bonus Credits......................        42
DEATH BENEFITS....................................        43
    Death Benefit Proceeds........................        43
    Death Benefit Options.........................        43
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        44
    Payment of Death Benefit Proceeds.............        45
POLICY SURRENDERS.................................        45
    Partial Surrender.............................        46
POLICY LOANS......................................        47
LAPSE AND REINSTATEMENT...........................        48
    No-Lapse Protection...........................        49
    Reinstatement of a Lapsed Policy..............        50
TAX ISSUES........................................        50
    Taxation of Life Insurance Contracts in
      General.....................................        50
    Policies That Are MECs........................        51
    Policies That Are Not MECs....................        52
    Other Considerations..........................        52
    Fair Market Value of Your Policy..............        53
    Tax Status of Lincoln Life....................        54
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        54
LEGAL PROCEEDINGS.................................        54
FINANCIAL STATEMENTS..............................        54
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        55
Appendix A........................................        56
GLOSSARY OF TERMS.................................        58

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of Funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and Accumulation Values to the Fixed Account.

No-Lapse Protection. Your Policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of Policy Lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The Net Accumulation Value of your Policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of Premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of Premiums higher than the Planned Premium and assumed interest credited by the rider's formula on net Premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the Policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the Policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the Policy Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all Owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.

The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy. This rider's Accumulation Value generated by these additional Premiums will automatically be transferred to your Policy at the end of the Grace Period to help keep your Policy in force in the event (i) the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions and your Policy's No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
(ii) you do not respond to the Lapse Notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your Policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your Policy at any time. As with your Policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.




Charges and Fees


This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.





                                          Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a Premium.        7.0% of each Premium Payment in Policy Years
 imposed on Premiums                                             1-20 and 4.0% in Policy Years 21 and later.1
 (Premium Load) (Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                              Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*2             For up to 15 years from the
                                Policy Date and up to 15 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Full Surrender of your Policy.
                                For up to 10 years from the
                                Policy Date or up to 10 years
                                from the effective date of each
                                increase in Specified Amount, a
                                Surrender Charge will be
                                deducted at the time you effect
                                a Reduction in Specified
                                Amount.
  Maximum Charge                                                       $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                       $0.00 per $1,000 of Specified Amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $27.25 per $1,000 of Specified Amount.

 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any Policy Year.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  1 The maximum sales charge imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.

  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)


Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.




 Table II: Periodic Charges Other Than Fund Operating
                        Expenses
                            When Charge         Amount
        Charge              is Deducted        Deducted
 Cost of Insurance*        Monthly

                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                       Amount
          Charge                          is Deducted                                      Deducted
  Maximum Charge                                                     $83.33 per month per $1,000 of Net Amount at
                                                                     Risk. Individuals with a higher mortality risk
                                                                     than standard issue individuals can be charged
                                                                     from 125% to 800% of the standard rate.
  Minimum Charge                                                     $0.00 per month per $1,000 of Net Amount at
                                                                     Risk.
  Charge for a                                                       For a male, age 45, standard non-tobacco, in
  Representative Insured                                             year one the guaranteed maximum monthly cost
                                                                     of insurance rate is $0.19 per month per $1,000
                                                                     of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each            Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                      Separate Account, guaranteed not to exceed an
                                                                     effective annual rate of 0.60%.3
 Administrative Fee*            Monthly                              A flat fee of $10 per month in all years.
                                                                     In addition to the flat fee of $10 per month, for
                                                                     the first ten Policy Years from issue date or
                                                                     increase in Specified Amount, a monthly fee per
                                                                     dollar of Initial Specified Amount or increase in
                                                                     Specified Amount as follows:
  Maximum Charge                                                     $2.56 per month per $1,000 of Initial Specified
                                                                     Amount or increase in Specified Amount.
  Minimum Charge                                                     $0.01 per month per $1,000 of Initial Specified
                                                                     Amount or increase in Specified Amount.
  Charge for a                                                       For a male, age 45, standard non-tobacco, the
  Representative Insured                                             maximum additional monthly charge is $0.24
                                                                     per month per $1,000 of Specified Amount.
 Policy Loan Interest           Annually                             5.0% annually of the amount held in the Loan
                                                                     Account.4
 No-Lapse Enhancement           N/A                                  There is no charge for this rider.5
 Rider
 Overloan Protection            One-time charge when benefit         Maximum charge of 5% of the then current
 Rider6                         is elected.                          Accumulation Value.6
 Optional Rider Charges                                              Individualized based on whether optional
                                                                     Rider(s) selected.
 Premium Reserve Rider7         When you direct a Premium to         4.0% of each Premium Payment allocated to the
                                this rider                           Rider.7
                                When Rider Accumulation              3.0% of amount transferred
                                Value is transferred to Policy
                                during Policy Years 1-107
 Waiver of Monthly              Monthly                              A percent of all other covered monthly charges.8
 Deduction Rider8

            Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                           Amount
          Charge                 is Deducted                          Deducted
  Maximum Charge                                   12.0% of all other covered monthly charges.
  Minimum Charge                                   2.0% of all other covered monthly charges.
  Charge for a                                     For a male, age 45, standard non-tobacco, the
  Representative Insured                           maximum percentage is 3.5% of all other
                                                   covered monthly charges.
  Change of Insured             N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  3 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10;
   0.20% in Policy Years 11-20; and 0.00% in Policy Years 21 and beyond.

  4 Effective annual interest rate of 5.0% in years 1-10 and 4.1% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  5 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  6 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.

  7 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the Rider are subject to the 4.0% charge shown in the Table and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).

   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.

  8 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. "Covered monthly charges" are the Monthly Deductions under the Policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.97% 9         0.28%
 (12b-1) fees, and other expenses.



  9 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.22%. These waivers and reductions generally extend through April 30, 2013 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Market Timing section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Separate Account") is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the policy. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year premium and 27% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds


The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     o AllianceBernstein Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.


     o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing policy owners as of May 21, 2012. Consult your financial advisor.


     o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     o Inflation Protection Fund (Class I): Long-term total return.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
       Company.


     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term growth of capital.

     o Growth Fund (Class 2): Growth of capital.

     o Growth-Income Fund (Class 2): Long-term growth of capital and income.

     o International Fund (Class 2): Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

     o Diversified Income Series (Standard Class): Long-term total return.

        o Emerging Markets Series (Standard Class): Long-term capital appreciation.

     o High Yield Series (Standard Class): Total return and secondarily high current income.
       This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

     o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

     o REIT Series (Standard Class): Total return.


     o Small Cap Value Series (Standard Class): Total return.

     o Smid Cap Growth Series (Standard Class): Total return.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.



     o Value Series (Standard Class): Long-term capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
       (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

     o Growth Portfolio (Service Class): Capital appreciation.

     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing policy owners as of May 16,
2011. Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

        o Franklin Income Securities Fund (Class 1): Maximize income.

     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

        o Mutual Shares Securities Fund (Class 1): Capital appreciation.

     o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18,
  2009. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class):
       Maximize real return.
       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
       (Subadvised by Cohen & Steers Capital Management)

     o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Advisors, LLC)


     o LVIP Delaware Bond Fund (Standard Class): Maximum current income.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by Delaware Management Company)*


     o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.

        o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.
       (formerly LVIP Total Bond Fund)


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth of capital.

       (Subadvised by Janus Capital Management LLC)

     o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
       (Subadvised by J.P. Morgan Investment Management, Inc.)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)


     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Capital U.S. Aggregate Bond Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       Current income and growth of capital.


     o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA International Index Fund (Standard Class): Replicate broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2):
       Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): Current income and growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income and growth of capital.


     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500
       Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 (Reg. TM) Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       Maximum capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
       (Subadvised by Templeton Investment Counsel, LLC)


     o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.

       (Subadvised by Turner Investment Partners)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
  Capital appreciation.

     o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Reasonable income by investing in income-producing equity securities.
       (Subadvised by Metropolitan West Capital Management)

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): Total return with emphasis on high current income.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


     o LVIP Protected Profile 2020 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches.

       This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


     o LVIP Protected Profile 2040 Fund (Standard Class)(2): Total return with increased emphases on capital preservation as target date approaches. This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): High current income and growth of capital.
       (formerly LVIP Conservative Profile Fund)

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderately Aggressive Profile Fund)

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.
       (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
       Services Company

     o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.
       This fund is available only to existing policy owners as of May 16, 2011. Consult your financial advisor.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
   (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
     500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


  (2) These are "Fund of Funds"and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or


2) the Sub-Account has not attracted significant Owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day", the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. In considering policy related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."




Surrender Charges


General:


Your Policy gives you the right to (i) Fully Surrender your Policy (a "Full Surrender") and receive the "Accumulation Value" of the Policy less any applicable Surrender Charges (which is called the policy's "Surrender Value");
(ii) Partially Surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a Reduction in the Specified Amount of your Policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of each increase in Specified Amount, and the Specified Amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each policy when your Policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your Policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount of your Policy by (b) the Initial Specified Amount divided by 1,000.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.

For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in Specified Amount. For Reductions in Specified Amount, the duration of the Surrender Charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the Specified Amount. If there has been more than one increase in Specified Amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in Specified Amount.

When you apply for the Policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial adviser before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.


Full Surrenders:


If you request a Full Surrender of your Policy in which the Specified Amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:


1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.


For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth Policy Year for a male, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $1.86 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $1,860.

If you request a Full Surrender of your Policy after you have requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:


1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and


2) is for each increase in Specified Amount

  a) the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by

     b) the increased Specified Amount divided by 1,000

If you request a Full Surrender of the Policy in which you have requested a Reduction in Specified Amount, the Surrender Charge will equal 1) multiplied by
2) multiplied by 3) where:


1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and


3) is the Specified Amount divided by 1,000.


The charge assessed upon a Full Surrender will be subtracted from the policy's Accumulation Value. If the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.

Reduction in Specified Amount:


If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by
4), where:

 1)    is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

 3)    is the Initial Specified Amount; and

     4)    is the then applicable Surrender Charge.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or remaining part of a previous increase in Specified Amount will be next surrendered in whole or in part.

If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you thereafter request a Reduction in Specified Amount.


We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Your request for a Reduction in Specified Amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.


Partial Surrender:


There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion). In addition, a Partial Surrender may reduce the policy's Specified Amount if you have elected Death Benefit Option 1 (see section headed "Policy Surrenders - Partial Surrender" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee


For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.

In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.




Mortality and Expense Risk Charge


We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insureds death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each Policy Year as the insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee


There is a flat Monthly Deduction of $10 in all years.

For the first ten Policy Years from issue date or increase in Specified Amount, there is an additional charge that varies with the insured's age, sex, and premium class. This charge will never exceed $2.56 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.1% in years 11 and beyond. We will credit 4.0% interest on the Loan Account Value in all years.




Rider Charges


The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your Policy.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).


In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.


YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from policy Owners, the SEC, and state insurance regulators before substituting any funds.


We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.


If we obtain appropriate approvals from policy Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer Accumulation Values from a Sub-Account when its investment objective changes.)


The Policy includes policy specifications pages. These pages provide important information about your Policy such as: the identity of the insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium. The Policy Date is also the date from which Policy Years, Policy Anniversary, Monthly Anniversary Days, policy months, Premium due dates, and age are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy.

When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.




Owner

The Owner on the Date of Issue is designated in the policy specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.




Right to Examine Period


You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy Owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy Owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy Owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy Owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy Owner's particular transfers.

Policy Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy Owners determined to be engaged in such transfer activity that may adversely affect other policy Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy Owners. An exception for any policy Owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy Owners or as applicable to all policy Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate

Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.


If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


If Dollar Cost Averaging is desired, it must be elected at issue.


Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or


4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.




Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Waiver of Monthly Deduction Rider", "Change of Insured Rider", No-Lapse Enhancement rider", "Overloan Protection Rider", and "Premium Reserve Rider". Consult your financial and tax advisers before adding riders to, or deleting them from, your Policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider form your Policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Waiver of Monthly Deduction Rider and the Change of Insured Rider. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.


Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


No-Lapse Enhancement Rider: This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:


1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);


2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of Lapse - Protection"); and


3) either the "No-Lapse Value" or the "Reset Account Value", less any Indebtedness, is greater than zero.


We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the no-lapse value provision (the "No-Lapse Value Provision") and the reset account value provision (the "Reset Account Value Provision"). Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The "No-Lapse Value" and "Reset Account Value" are reference values only and are determined as described below. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.


Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a policy month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a policy month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).


At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.


The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and


6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).


On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.

The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first policy month.

The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.


The Reset Account Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the Reset Account Value;


4) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day;


5) is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and


6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).


On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.

The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first policy month.


The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the policy Cost of Insurance Charge and policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.

On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.

Death Benefits Under the Policy and the Rider. You will select a "guaranteed minimum death benefit" on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the policy specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.


If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.


If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.

If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the policy Owner after the date of insured's death. This death benefit may be less than the specified amount of the Policy.

If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit") is the greater of:


1) a) the lesser of


     (i) the current Specified Amount and


     (ii) Initial Specified Amount, minus

     (b) Indebtedness, and minus


     (c) any Partial Surrenders (i.e., withdrawals) received by the policy Owner after the date of death; or


2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any Indebtedness and less any Partial Surrenders after the date of death.

If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.


If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").


The following examples demonstrate for the policy described below the death benefit under the policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death Benefit" shows the amount of the benefit which would be paid if the Rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.

o Insured: Male Standard Non-tobacco, age 55


o Specified Amount: $1,000,000

o Annual Premium Payment: $18,500 paid annually at or before the beginning of each of the first 30 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.26% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           96,229             1,000,000
   20          75           294,510            1,000,000
   30          85           584,424            1,000,000
   40          95           745,856            1,000,000
   50         105          1,114,200           1,114,200



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000                  -                     900,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the policy in the example above from lapsing. In this example, the death benefit option selected by the policy Owner will determine the amount payable upon the death of the insured.


The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

o Assumed Investment Return: 0.00% gross (-0.74% net)



 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           55,201             1,000,000
   20          75           92,217             1,000,000
   25          80           48,650             1,000,000
   30          85              -                   -
   40          95              -                   -
   50         105              -                   -



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   25            900,000              1,000,000                1,000,000
   30            900,000                  -                     900,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The second example shows a policy in which the Accumulation Value declines to 0 in between Policy Years 25 and 30. At that point, the No-Lapse Enhancement Rider will keep the policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the policy Owner at the time of application for the policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the policy Owner had the Accumulation Value been sufficient to keep the policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your policy's Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.

Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.


Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of no-lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:


1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.


The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55


o Specified Amount: $1,000,000


o Benefit Selection Option: Not elected


o Planned annual Premium Payment: $13,000


Duration of lapse protection:


1) if Premiums are received on the planned payment date each year: 326 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
322 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial adviser.

Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 121; or


2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or


4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.


If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your policy's Accumulation Value.


By reducing the monthly charges deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.


When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced policy Monthly Administrative Expense Fee will be displayed in your policy specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the no-lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the no-lapse reference per $1,000 of specified amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.


The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:


                                          Male, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: None          $0.5133 per thousand          $0.1333 per thousand         This option offers the best no-lapse
                         of Specified Amount           of Specified Amount          protection available. The price of the
                         (higher)                      (lower)                      protection is reflected in the higher
                                                                                    Monthly Administrative Expense Fee.

                                          Male, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: 100%          $0.0683 per thousand          $0.2333 per thousand         This option offers the least amount of
                         of Specified Amount           of Specified Amount          no-lapse protection. The Monthly
                         (lower)                       (higher)                     Administrative Expense Fee is
                                                                                    reduced in exchange. Therefore, this
                                                                                    option allows more money to be
                                                                                    invested in the Sub-Accounts or
                                                                                    allocated to the Fixed Account.
                                                                                    However, the premiums which you
                                                                                    must pay in order to satisfy the no-
                                                                                    lapse requirements of the rider will
                                                                                    increase.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Premium Reserve Rider. We will automatically issue this rider with your Policy. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account"), and (iii) values held in the Premium Reserve Rider Loan Account (see section headed "Policy Loans" for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).

A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily mortality and expense risk charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the Policy during the first 10 Policy Years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.

You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the policy's Net Accumulation Value does not cover the policy's Surrender Charges at the time of the withdrawal. Upon Full Surrender of the Policy, if the policy's Net Accumulation Value does not cover the policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.


No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.


In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.

The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the Policy in the event

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and


2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the Grace Period.


If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial Surrender of your policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.


In the event of the death of the insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.


The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the policy Owner will permanently lose the ability to allocate any future Premium Payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of policy year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.


As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.

You should discuss with your financial adviser the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's Accumulation Value. Policy illustrations, which the financial adviser can prepare, will help determine the amount of premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the policy Owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the policy's Cost of Insurance Charges: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of policy Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial adviser can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Premium Reserve Rider Accumulation Value.




Continuation of Coverage

If the insured is still living at age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.



Termination of Coverage

All policy coverage terminates on the earliest of:


1) Full Surrender of the Policy;


2) death of the insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.





State Regulation


New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.

PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premiums may be paid any time before the insured attains age 121.

The initial Premium must be paid for policy coverage to be effective.




Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.


The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.


You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).


Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.


However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.


The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:


1) Net Premium Payments made;


2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) Additional Bonus Credits on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable Accumulation Value.


A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.


The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.


The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.




Additional Bonus Credits


On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make a "additional bonus credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or otherwise affect the charges and expenses of your Policy or any policy riders.



DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider's No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the policy's Death Benefit Proceeds. If the policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.




Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:


1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any Indebtedness; or


2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.



Death Benefit Options


Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)


The following table provides more information about the death benefit options.




 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000) level death benefit on               None; level death benefit.
              the date of the insured's death, less any Partial Surrenders after the date of death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death.                                                                of Premium paid and the
                                                                                            investment performance of the
                                                                                            Sub-Accounts or the interest
                                                                                            credited to the Fixed Account.



If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.


Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.





 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.



You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.

A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each policy.

Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.


After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.

If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.


Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is


 (i) the Net Accumulation Value (which is your policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus

 (ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus


 (iii) any Surrender Charge not covered by the policy's Accumulation Value (which is not deducted in (i) above).


Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial adviser for an illustration of the policy which you could receive if you decide to exchange your policy.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see "Payment of Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.

Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)

The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the specified amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)

   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the
                        Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages
                        Table in the policy specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS

You may borrow against the Surrender Value of your Policy and against the Premium Reserve Rider Accumulation Value, if you have allocated Premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:


(i) an amount equal to


  (a) 90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus

     (b) (1) during Policy Years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or

   (2) during Policy Years 11 and later, 100% of the Premium Reserve Rider Accumulation Value; less Surrender Charge (applicable if you had requested Full Surrender of your Policy on the date your loan request is received); and


(ii) 75% of the current Surrender Value.


The "Premium Reserve Rider Accumulation Value" equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current Surrender Value of the Policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus
(iii) Surrender Charge.

If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges).

A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and Accumulation Value.

If you are considering requesting a Policy Loan, please ask your financial adviser for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your Policy.

The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium

Reserve Rider Indebtedness and policy Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the Policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the Policy. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues daily at an effective annual rate of 5.0% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy Values in the Loan Account (Loan collateral Account) are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the Policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value of both the Policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.1% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your Policy in force (see section headed "Lapse and Reinstatement" for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed "Riders - No-Lapse Enhancement Rider" for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed "Riders - Premium Reserve Rider" for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the Policy). If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.



LAPSE AND REINSTATEMENT

If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as Policy Lapse.


The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.


If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection


Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness (under both your Policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Finally, your Policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

Reinstatement of a Lapsed Policy


If your Policy has lapsed and the insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:


1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and


5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy Lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the Policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract ("MEC") is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 121. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 121.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year, offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to be deemed a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the Policy.

Tax Status of Lincoln Life


Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy Owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.



FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).



                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
   Estate Tax Repeal Rider
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-148917
1940 Act Registration No. 811-08559

                               End of Prospectus

APPENDIX A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual premium payment of $15,000 (all amounts shown for the end of each policy year in each of the tables below are in dollars):


     1) Fully Surrender the Policy at the end of the representative Policy Years shown:



 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                          9,735                   25,890                        0
  10                       123,435                    1,860                  121,575
  16                       262,577                        0                  262,577

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) $25.89 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $25,890.


  2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative Policy Years shown:



 End of Year         Surrender Charge
  1                       6,473
  5                       3,990
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 25.89 multiplied by

     b) 250 ($500,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by
    1,000), or $6,473.

   o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.


  3) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the Policy at the end of the representative Policy Years shown:



                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           specified amount
 9                         94,759                     4,680
 12                       134,021                         0
 16                       198,759                         0
 21                       309,685                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           specified amount            Charge         Surrender Value
 9                          11,495                 16,175              78,584
 12                          4,305                  4,305             129,716
 16                              0                      0             198,759
 21                              0                      0             309,685

     In the table above, the Surrender Charge at the end of year 9 would be:

     a)

      (i) 4.68 multiplied by

      (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

      (i) 22.99 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $16,175.


  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.


     o At the end of year 12, the Surrender Charge for the Initial Specified Amount would have expired.


  o At the end of year 16 and 21, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Years shown:



                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            specified amount              specified amount                Charge
  9                           702                          8,622                      9,324
  12                            0                          3,229                      3,229
  21                            0                              0                          0

In the table above, the Surrender Charge at the end of year 9 would be:

a)

     (i) 4.68 multiplied by

     (ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)

     (i) 22.99 multiplied by

     (ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by
   1,000), or $9,324.


  o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in Specified Amount which exceeded 25% of the increase in Specified Amount. Therefore, only $375,000 of the $500,000 increase in Specified Amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

  o At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

  o At the end of year 12, the Surrender Charge for a decrease on the Initial Specified Amount would have expired after year 10.

  o At the end of year 21, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired after year 17.

GLOSSARY OF TERMS

7-pay test-A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing-A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds-The amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.


Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or from the Fixed Account to one or more Sub-Accounts.


Fixed Account-An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund)-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period-The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.

Guideline Premium Test-A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Lapse Notice-Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value-An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E-Mortality and Expense Risk Charge.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment-An amount equal to the premium payment, minus the Premium Load.

Owner-The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.


Policy Date - Date shown on the policy specification pages as the date on which life insurance coverage begins if premium paid.


Policy Loan-The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the policy ends as described in the grace period.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction in Specified Amount-A decrease in the Specified Amount of your policy.


Right to Examine Period-The period during which the policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge-The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2012
                 Relating to Prospectus Dated May 1, 2012 for



                          Lincoln VULONE2007 product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY VULONE2007 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
    Administrative Services....................             5
POLICY INFORMATION.............................             5
    Case Exceptions............................             5


Contents                                                 Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             6
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             7
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
    Estate Tax Repeal Rider....................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,782,097 in 2011, $2,289,538 in 2010 and $1,147,625 in 2009 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.




Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Separate Account as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.




Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any beneficiary designated prior to the effective date of transfer.



Beneficiary

The beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and received at our Administrative Office. If the owner has specifically requested not to reserve the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will not be effective until received by us. Once we have received the change of beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate beneficiary class, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.




Change of Plan

Within the first 18 months from the policy date, you may exchange your policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your policy belongs. The request for exchange must be in writing and received by us within 18 months of the policy date of your policy. Unless otherwise agreed by you or us, the new policy will have the same initial amount of insurance and policy date as the original policy, and the issue age of the insured under the new policy will be the issue age of the insured as of the policy date of the original policy. Any riders and incidental benefits included in the original policy will be included if such riders and incidental benefits are issued with the new policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Sex

If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



Estate Tax Repeal Rider

The Estate Tax Repeal Rider is no longer available and, by its terms, is of no further effect. Under the terms and conditions of the rider, it terminated on January 1, 2011 because the repeal of the Federal Estate Tax Law was not made permanent nor was the repeal temporarily extended for two years past January 1, 2011.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2011 financial statements of the Separate Account and the December 31, 2011 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying consolidated balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln Life & Annuity Company of New York at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                                     /s/ Ernst & Young LLP

                                                     Philadelphia, Pennsylvania
                                                     March 30, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                   AS OF DECEMBER 31,
                                                                                   ------------------
                                                                                      2011     2010
                                                                                    -------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $6,660; 2010 -- $6,429)    $ 7,288   $ 6,659
      Equity securities (cost: 2011 and 2010 -- $2)                                       3         3
   Mortgage loans on real estate                                                        264       225
   Policy loans                                                                         419       431
   Other investments                                                                      1         1
                                                                                    -------   -------
         Total investments                                                            7,975     7,319
Cash and invested cash                                                                   17        48
Deferred acquisition costs and value of business acquired                               585       731
Premiums and fees receivable                                                              5         5
Accrued investment income                                                                97        93
Reinsurance recoverables                                                                564       484
Reinsurance related embedded derivatives                                                 13        19
Goodwill                                                                                 60       162
Other assets                                                                             92       115
Separate account assets                                                               2,677     2,660
                                                                                    -------   -------
         Total assets                                                               $12,085   $11,636
                                                                                    =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                            $ 1,676   $ 1,585
Other contract holder funds                                                           5,333     5,208
Other liabilities                                                                       445       304
Separate account liabilities                                                          2,677     2,660
                                                                                    -------   -------
         Total liabilities                                                           10,131     9,757
                                                                                    =======   =======
CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                       941       940
Retained earnings                                                                       775       879
Accumulated other comprehensive income (loss)                                           238        60
                                                                                    -------   -------
         Total stockholder's equity                                                   1,954     1,879
                                                                                    -------   -------
            Total liabilities and stockholder's equity                              $12,085   $11,636
                                                                                    =======   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2011   2010   2009
                                                                                             ----   ----   ----
REVENUES
Insurance premiums                                                                           $128   $127   $104
Insurance fees                                                                                266    259    255
Net investment income                                                                         417    418    408
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                 (25)   (20)   (90)
   Portion of loss recognized in other comprehensive income                                     7      5     31
                                                                                             ----   ----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (18)   (15)   (59)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (9)    (2)    (6)
                                                                                             ----   ----   ----
         Total realized gain (loss)                                                           (27)   (17)   (65)
Other revenues and fees                                                                        --     --     (1)
                                                                                             ----   ----   ----
      Total revenues                                                                          784    787    701
                                                                                             ----   ----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             207    207    209
Benefits                                                                                      274    254    225
Underwriting, acquisition, insurance and other expenses                                       200    158    159
Impairment of intangibles                                                                     102     --     --
                                                                                             ----   ----   ----
   Total benefits and expenses                                                                783    619    593
                                                                                             ----   ----   ----
      Income (loss) before taxes                                                                1    168    108
      Federal income tax expense (benefit)                                                     32     55     35
                                                                                             ----   ----   ----
         Net income (loss)                                                                   $(31)  $113   $ 73
                                                                                             ====   ====   ====

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2011     2010     2009
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  940
Stock compensation/issued for benefit plans                        1       --       --
                                                              ------   ------   ------
   Balance as of end-of-year                                     941      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  879      846      757
Cumulative effect from adoption of new accounting standards       --       --       16
Comprehensive income (loss)                                      147      203      269
Less other comprehensive income (loss), net of tax               178       90      196
                                                              ------   ------   ------
   Net income (loss)                                             (31)     113       73
Dividends declared                                               (73)     (80)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     775      879      846
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   60      (30)    (210)
Cumulative effect from adoption of new accounting standards       --       --      (16)
Other comprehensive income (loss), net of tax                    178       90      196
                                                              ------   ------   ------
   Balance as of end-of-year                                     238       60      (30)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,954   $1,879   $1,756
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2011    2010    2009
                                                                               -----   -----   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $ (31)  $ 113   $    73
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                           60      28        27
   Change in premiums and fees receivable                                         --      --        (2)
   Change in accrued investment income                                            (4)     (1)       (6)
   Change in future contract benefits and other contract holder funds            (75)    (84)     (140)
   Change in reinsurance related assets and liabilities                          (79)     25        92
   Change in federal income tax accruals                                          15      40        44
   Realized (gain) loss                                                           27      17        65
   Impairment of intangibles                                                     102      --        --
   Other                                                                          42     (18)       (5)
                                                                               -----   -----   -------
      Net cash provided by (used in) operating activities                         57     120       148
                                                                               -----   -----   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (857)   (920)   (1,150)
Sales of available-for-sale securities                                           100     210       271
Maturities of available-for-sale securities                                      500     451       384
Purchases of other investments                                                  (132)   (119)      (18)
Sales or maturities of other investments                                         105     135        70
                                                                               -----   -----   -------
      Net cash provided by (used in) investing activities                       (284)   (243)     (443)
                                                                               -----   -----   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable        620     583       663
Withdrawals of fixed account values, including the fixed portion of variable    (284)   (346)     (308)
Transfers to and from separate accounts, net                                     (68)    (51)      (50)
Common stock issued for benefit plans and excess tax benefits                      1      --        --
Dividends paid to stockholders                                                   (73)    (80)       --
                                                                               -----   -----   -------
      Net cash provided by (used in) financing activities                        196     106       305
                                                                               -----   -----   -------
Net increase (decrease) in cash and invested cash                                (31)    (17)       10
Cash and invested cash as of beginning-of-year                                    48      65        55
                                                                               -----   -----   -------
      Cash and invested cash as of end-of-year                                 $  17   $  48   $    65
                                                                               =====   =====   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, generally recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line


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basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking -- assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, certain reinsurance assets, receivables resulting from


                                      S-13

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sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account


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balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 3% of the face amount of insurance in force, and dividend expenses were $24 million, $27 million and $29 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.


                                      S-15

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For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.


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2.   NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 18 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments -- Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-tem-porarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 3, and the amount of OTTI recognized in accumulated OCI is provided in Note 11.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 3.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in ASU 2011-11 beginning with our 2013 financial statements, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 with our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $51 million to $62 million. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC balances as of January 1, 2012, through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                  AS OF DECEMBER 31, 2011
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $5,253    $626    $ 84   $ 9  $5,786
U.S. Government bonds                             28       7      --    --      35
Foreign government bonds                          50       7      --    --      57
RMBS                                             791      70       8    13     840
CMBS                                             130       5       9    --     126
CDOs                                               3      --      --    --       3
State and municipal bonds                        294      37       1    --     330
Hybrid and redeemable preferred securities       111      10      10    --     111
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,660     762     112    22   7,288
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,662    $763    $112   $22  $7,291
                                              ======    ====    ====   ===  ======

                                                  AS OF DECEMBER 31, 2010
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $4,898    $348    $ 93   $13  $5,140
U.S. Government bonds                             29       4      --    --      33
Foreign government bonds                          28       2      --    --      30
RMBS                                             889      45      23    12     899
CMBS                                             200       8      25    --     183
CDOs                                               3      --      --    --       3
State and municipal bonds                        257       1       8    --     250
Hybrid and redeemable preferred securities       125       6      10    --     121
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,429     414     159    25   6,659
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,431    $415    $159   $25  $6,662
                                              ======    ====    ====   ===  ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                           AS OF DECEMBER 31, 2011
                                           -----------------------
                                              AMORTIZED    FAIR
                                                COST      VALUE
                                              ---------  -------
Due in one year or less                         $  237   $  240
Due after one year through five years            1,000    1,070
Due after five years through ten years           2,203    2,455
Due after ten years                              2,296    2,554
                                                ------   ------
   Subtotal                                      5,736    6,319
                                                ------   ------
MBS                                                921      966
CDOs                                                 3        3
                                                ------   ------
      Total fixed maturity AFS securities       $6,660   $7,288
                                                ======   ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                          AS OF DECEMBER 31, 2011
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $225      $17      $246     $ 76      $471    $ 93
RMBS                                                               68       14        53        7       121      21
CMBS                                                                8       --        19        9        27       9
State and municipal bonds                                           9       --        10        1        19       1
Hybrid and redeemable preferred securities                         31        2        29        8        60      10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $341      $33      $357     $101      $698    $134
                                                                 ====      ===      ====     ====      ====    ====
Total number of AFS securities in an unrealized loss position                                                   267
                                                                                                                ===

                                                                          AS OF DECEMBER 31, 2010
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $505      $26      $371      $ 80    $  876   $106
RMBS                                                               42       14        94        21       136     35
CMBS                                                                4       --        39        25        43     25
State and municipal bonds                                         179        7         8         1       187      8
Hybrid and redeemable preferred securities                         21        2        43         8        64     10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $751      $49      $555      $135    $1,306   $184
                                                                 ====      ===      ====      ====    ======   ====
Total number of AFS securities in an unrealized loss position                                                   401
                                                                                                                ===

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                            AS OF DECEMBER 31, 2011
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 36       $ 8   $ 6         19
Six months or greater, but less than nine months         1         1    --          3
Nine months or greater, but less than twelve months      1        --    --          2
Twelve months or greater                                93        69    11         57
                                                      ----       ---   ---        ---
   Total                                              $131       $78   $17         81
                                                      ====       ===   ===        ===

                                                            AS OF DECEMBER 31, 2010
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 25       $ 12  $--         17
Six months or greater, but less than nine months         9          3   --          2
Nine months or greater, but less than twelve months      6          2   --          3
Twelve months or greater                               126         84   22         76
                                                      ----       ----  ---         --
   Total                                              $166       $101  $22         98
                                                      ====       ====  ===         ==

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $50 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                    -------------------
                                                                                    2011   2010   2009
                                                                                    ----   ----   ----
Balance as of beginning-of-year                                                     $47    $46    $--
   Cumulative effect from adoption of new accounting standard                               --      5
   Increases attributable to:
      Credit losses on securities for which an OTTI was not previously recognized    10      1     46
      Credit losses on securities for which an OTTI was previously recognized        11      9     --
   Decreases attributable to:
      Securities sold                                                                (7)    (9)    (5)
                                                                                    ---    ---    ---
         Balance as of end-of-year                                                  $61    $47    $46
                                                                                    ===    ===    ===

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 47% of mortgage loans on real estate as of December 31, 2011, and New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Current                             $263   $226
Unamortized premium (discount)         1    (1)
                                    ----   ----
Total carrying value                $264   $225
                                    ====   ====

There were no impaired mortgage loans on real estate as of December 31, 2011 and 2010.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011       AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL   % OF    COVERAGE
                                          AMOUNT     TOTAL     RATIO     AMOUNT     TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                               $235      89.4%    1.60       $187       82.8%    1.58
65% to 74%                                    24       9.1%    1.48         34       15.0%    1.50
75% to 100%                                    4       1.5%    0.45          5        2.2%    0.41
                                            ----     -----                ----      -----
   Total mortgage loans on real estate      $263     100.0%               $226      100.0%
                                            ====     =====                ====      =====

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                  ---------------------
                                                                  2011     2010    2009
                                                                  -----   -----   -----
Fixed maturity AFS securities                                     $382    $381    $370
Mortgage loans on real estate                                       14      14      15
Policy loans                                                        23      25      25
Commercial mortgage loan prepayment and bond makewhole premiums      5       4       2
Consent fees                                                        --       1      --
                                                                  ----    ----    ----
   Investment income                                               424     425     412
Investment expense                                                  (7)     (7)     (4)
                                                                  ----    ----    ----
   Net investment income                                          $417    $418    $408
                                                                  ====    ====    ====

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                               ---------------------
                                                                2011    2010    2009
                                                               -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                                 $  2    $  7    $  13
   Gross losses                                                 (31)    (29)    (103)
Gain (loss) on other investments                                 --       1       (1)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds                     4       6       25
                                                               ----    ----    -----
   Total realized gain (loss) related to certain investments   $(25)   $(15)   $ (66)
                                                               ====    ====    =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                                -------------------
                                                                2011   2010   2009
                                                                ----   ----   ----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                              $ (2)  $ (8)  $(37)
   RMBS                                                          (14)   (12)   (49)
   CMBS                                                           (8)    (5)    --
                                                                ----   ----   ----
      Total fixed maturity securities                            (24)   (25)   (86)
Equity securities                                                 --     --     (1)
                                                                ----   ----   ----
         Gross OTTI recognized in net income (loss)              (24)   (25)   (87)
         Associated amortization of DAC, VOBA, DSI and DFEL        6     10     28
                                                                ----   ----   ----
            Net OTTI recognized in net income (loss), pre-tax   $(18)  $(15)  $(59)
                                                                ====   ====   ====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                    $  8   $  6   $ 46
Change in DAC, VOBA, DSI and DFEL                                 (1)    (1)   (15)
                                                                ----   ----   ----
   Net portion of OTTI recognized in OCI, pre-tax               $  7   $  5   $ 31
                                                                ====   ====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2011 and 2010, we reviewed our corporate bond portfolio for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $50 million, which included $44 million of mortgage loans on real estate and $6 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $494 million and $507 million, or 6% and 7% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $223 million and $197 million, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $753 million and $713 million, or 9% and 10% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $589 million and $647 million, or 7% and 9% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2011 and 2010.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

See Note 18 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
                                -----------------------   -----------------------
                                       FAIR VALUE                 FAIR VALUE
                                -----------------------   -----------------------
                                   ASSET   LIABILITY         ASSET   LIABILITY
                                   -----   ---------         -----   ---------
GLB reserves(1)                     $--      $(101)           $--      $(24)
Reinsurance related(2)               13         --             19        --
                                    ---      -----            ---      ----
   Total embedded derivatives       $13      $(101)           $19      $(24)
                                    ===      =====            ===      ====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

(2)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                  FOR THE YEARS ENDED
                      DECEMBER 31,
                  -------------------
                   2011   2010   2009
                  -----   ----   ----
GLB reserves(1)   $(77)    $8     $92
                  ====     ==     ===

----------
(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                          2011   2010   2009
                                          ----   ----   -----
Current                                    $20    $30    $(9)
Deferred                                    12     25     44
                                           ---    ---    ---
   Federal income tax expense (benefit)    $32    $55    $35
                                           ===    ===    ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  ------------------
                                                  2011   2010   2009
                                                  ----   ----   ----
Tax rate times pre-tax income                     $ --   $59    $38
Effect of:
   Goodwill                                         36    --     --
   Separate account dividend received deduction     (3)   (3)    (2)
   Other items                                      (1)   (1)    (1)
                                                  ----   ---    ---
      Federal income tax expense (benefit)        $ 32   $55    $35
                                                  ====   ===    ===
Effective tax rate                                 N/M    33%    32%
                                                  ====   ===    ===

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $1 million resulted in tax expense of $32 million in 2011, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2011    2010
                                                  -----   -----
Current                                           $ (27)  $ (24)
Deferred                                           (379)   (259)
                                                  -----   -----
   Total federal income tax asset (liability)     $(406)  $(283)
                                                  =====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                               2011    2010
                                                              -----   -----
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds      $  32   $  66
Investments                                                      11      11
Net capital loss carryforward                                     6       9
Guarantee assessments                                             6      --
Other                                                             4       4
                                                              -----   -----
Total deferred tax assets                                        59      90
                                                              -----   -----
DEFERRED TAX LIABILITIES
DAC                                                             130     140
VOBA                                                             70     112
Net unrealized gain on AFS securities                           222      82
Other                                                            16      15
                                                              -----   -----
   Total deferred tax liabilities                               438     349
                                                              -----   -----
      Net deferred tax asset (liability)                      $(379)  $(259)
                                                              =====   =====

As of December 31, 2011, LLANY had net capital loss carryforwards of $9 million and $9 million which will expire in 2014 and 2015, respectively. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $7 million and $6 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE
                                            YEARS ENDED
                                            DECEMBER 31,
                                            ------------
                                            2011   2010
                                            ----   -----
Balance as of beginning-of-year             $22    $ 24
   Increases for prior year tax positions     1      --
   Decreases for prior year tax positions    (1)     (2)
                                            ---    ----
      Balance as of end-of-year             $22    $ 22
                                            ===    ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010, and 2009, we recognized interest and penalty expense related to uncertain tax positions of $1 million in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $5 million and $4 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

6. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     ------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Balance as of beginning-of-year                      $412   $439   $460
   Deferrals                                           82     72     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (21)    (6)    --
      Prospective unlocking -- model refinements       20     (4)    --
      Retrospective unlocking                          (1)     9      3
      Other amortization                              (44)   (50)   (40)
   Adjustment related to realized (gains) losses        2      2     20
   Adjustment related to unrealized (gains) losses    (65)   (50)   (80)
                                                     ----   ----   ----
         Balance as of end-of-year                   $385   $412   $439
                                                     ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010    2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $319   $417   $ 655
   Deferrals                                            1      1       2
   Amortization:
      Prospective unlocking -- assumption changes     (31)    21       3
      Prospective unlocking -- model refinements        9     (2)     --
      Retrospective unlocking                           8     (2)     (2)
      Other amortization                              (59)   (68)    (73)
   Accretion of interest(1)                            20     22      24
   Adjustment related to realized (gains) losses       --     --       6
   Adjustment related to unrealized (gains) losses    (67)   (70)   (198)
                                                     ----   ----   -----
         Balance as of end-of-year                   $200   $319   $ 417
                                                     ====   ====   =====

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $20
2013    18
2014    17
2015    16
2016    15

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      2011   2010   2009
                                                      ----   ----   ----
Balance as of beginning-of-year                       $13    $16    $14
   Deferrals                                            1      3      3
   Amortization, net of interest:
      Other amortization                               (2)    (2)    (1)
   Adjustment related to unrealized (gains) losses     --     (4)    --
                                                      ---    ---    ---
         Balance as of end-of-year                    $12    $13    $16
                                                      ===    ===    ===

Changes in DFEL (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------
                                                      2011    2010   2009
                                                     -----   -----   ----
Balance as of beginning-of-year                      $101    $ 87    $ 65
   Deferrals                                           40      35      34
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (8)     (2)     (1)
      Prospective unlocking -- model refinements        2       1      --
      Retrospective unlocking                          --       1      (1)
      Other amortization                              (11)    (13)    (10)
   Adjustment related to unrealized (gains) losses    (42)     (8)     --
                                                     ----    ----    ----
         Balance as of end-of-year                   $ 82    $101    $ 87
                                                     ====    ====    ====

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 ---------------------
                                                  2011    2010    2009
                                                 -----   -----   -----
Direct insurance premiums and fees               $ 553   $ 529   $ 502
Reinsurance ceded                                 (159)   (143)   (143)
                                                 -----   -----   -----
   Total insurance premiums and fees             $ 394   $ 386   $ 359
                                                 =====   =====   =====
Direct insurance benefits                        $ 458   $ 425   $ 365
Reinsurance recoveries netted against benefits   $(184)   (171)   (140)
                                                 -----   -----   -----
   Total benefits                                $ 274   $ 254   $ 225
                                                 =====   =====   =====

We cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 21, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the total mortality risk on newly issued life insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 2011
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--         $  --       $--        $26
Life Insurance           136           --           --          (102)       --         34
                        ----          ---          ---         -----       ---        ---
   Total goodwill       $162          $--          $--         $(102)      $--        $60
                        ====          ===          ===         =====       ===        ===

                                      FOR THE YEAR ENDED DECEMBER 31, 2010
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--          $--        $--       $ 26
Life Insurance           136           --           --           --         --        136
                        ----          ---          ---          ---        ---       ----
   Total goodwill       $162          $--          $--          $--        $--       $162
                        ====          ===          ===          ===        ===       ====

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded goodwill impairment that was attributable primarily to marketplace dynamics, including product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                  AS OF DECEMBER 31,
                  -------------------------------------------------
                            2011                     2010
                  -----------------------   -----------------------
                    GROSS                    GROSS
                  CARRYING    ACCUMULATED   CARRYING   ACCUMULATED
                   AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                  --------   ------------   --------   ------------
Life Insurance:
   Sales force       $7           $2           $7           $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2011.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2011       2010
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                        $  1,993   $  1,834
Net amount at risk(1)                            47         25
Average attained age of contract holders   55 YEARS   54 years
MINIMUM RETURN
Average attained age of contract holders   80 YEARS   79 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $    926   $    995
Net amount at risk(1)                           116         78
Average attained age of contract holders   66 YEARS   66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010   2009
                                  ----   ----   ----
Balance as of beginning-of-year   $ 1    $ 2    $ 8
   Changes in reserves              3     --     --
   Benefits paid                   (2)    (1)    (6)
                                  ---    ---    ---
      Balance as of end-of-year   $ 2    $ 1    $ 2
                                  ===    ===    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011     2010
                                                             ------   ------
ASSET TYPE
Domestic equity                                              $  962   $  990
International equity                                            424      454
Bonds                                                           581      479
Money market                                                    188      184
                                                             ------   ------
   Total                                                     $2,155   $2,107
                                                             ======   ======
Percent of total variable annuity separate account values        89%      89%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2011, and approximately 54% of total sales for these products for the year ended December 31, 2011.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2011, approximately 90% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was $17 million and less than $1 million as of December 31, 2011 and 2010.

11. SHARES AND STOCKHOLDERS' EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                      FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                      2011    2010    2009
                                                                                     -----   -----   -----
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                      $  69   $ (19)  $(211)
   Cumulative effect from adoption of new accounting standards                          --      --     (11)
   Unrealized holding gains (losses) arising during the year                           366     252     541
   Change in DAC, VOBA, DSI and other contract holder funds                           (107)   (123)   (282)
   Income tax benefit (expense)                                                        (99)    (51)    (98)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)     (29)    (22)    (90)
      Associated amortization of DAC, VOBA, DSI and DFEL                                 4       6      25
      Income tax benefit (expense)                                                       9       6      23
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $ 245   $  69   $ (19)
                                                                                     =====   =====   =====
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                      $ (10)  $ (12)  $  --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards                          --      --      (5)
   Gross OTTI recognized in OCI during the year                                         (8)     (6)    (46)
   Change in DAC, VOBA, DSI and DFEL                                                     1       1      15
   Income tax benefit (expense)                                                          3       2      11
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities                             11      12      26
   Change in DAC, VOBA, DSI and DFEL                                                    (2)     (4)     (6)
   Income tax benefit (expense)                                                         (3)     (3)     (7)
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $  (8)  $ (10)  $ (12)
                                                                                     =====   =====   =====
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                      $   1   $   1   $   1
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $   1   $   1   $   1
                                                                                     =====   =====   =====

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2011   2010   2009
                                                               ----   ----   ----
Total realized gain (loss) related to certain investments(1)   $(26)  $(15)  $(66)
Variable annuity net derivatives results:(2)
   Gross gain (loss)                                             --     --      1
   Associated amortization of DAC, VOBA, DSI and DFEL            (1)    (2)    --
                                                               ----   ----   ----
      Total realized gain (loss)                               $(27)  $(17)  $(65)
                                                               ====   ====   ====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2)  Represents the change in embedded derivative reserves of our GLB products.

13. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2011   2010   2009
                                                            ----   ----   ----
Commissions                                                 $ 80   $ 74   $ 71
General and administrative expenses                           68     61     65
DAC and VOBA deferrals and interest, net of amortization      16      7      7
Taxes, licenses and fees                                      36     16     16
                                                            ----   ----   ----
   Total                                                    $200   $158   $159
                                                            ====   ====   ====

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, LNC and LNL maintain supplemental retirement plans for certain employees that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were approximately $2 million and are reported in the underwriting, acquisition, insurance and other expenses on our Statements of Income.


DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was approximately $1 million as of December 31, 2011 and 2010, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2011, 2010, and 2009.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2011, 2010, and 2009.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2011, 2010 and 2009.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2011   2010
                          ----   ----
Capital and surplus       $586   $794

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                             -------------------
                                              2011   2010   2009
                                             -----   ----   ----
Net gain (loss) from operations, after-tax   $ (99)   $73   $107
Net income (loss)                             (121)    55     13
Dividends to LNL                                73     80     --

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                       2011   2010
                                                       ----   ----
Calculation of reserves using continuous CARVM          (2)    (5)
Conservative valuation rate on certain annuities        (1)    (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We may not pay any dividends in 2012 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2011                 2010
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING    FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 7,288    $ 7,288   $ 6,659    $ 6,659
   Equity securities                                           3          3         3          3
Mortgage loans on real estate                                264        289       225        243
Other investments                                              1          1         1          1
Cash and invested cash                                        17         17        48         48
Separate account assets                                    2,677      2,677     2,660      2,660
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                        (101)      (101)      (24)       (24)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (94)       (94)      (98)       (98)
   Account values of certain investment contracts         (1,386)    (1,545)   (1,396)    (1,442)
Other liabilities:
   Deferred compensation plans embedded derivatives           (1)        (1)       (1)        (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      --------------------------------------------------
                                                         QUOTED
                                                         PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                         ASSETS        INPUTS       INPUTS        FAIR
                                                       (LEVEL 1)      (LEVEL 2)    (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $5,641        $ 140       $5,786
      U.S. Government bonds                                34              --            1           35
      Foreign government bonds                             --              57           --           57
      RMBS                                                 --             838            2          840
      CMBS                                                 --             122            4          126
      CDOs                                                 --              --            3            3
      State and municipal bonds                            --             330           --          330
      Hybrid and redeemable preferred securities           --             101           10          111
   Equity AFS securities                                    3              --           --            3
Cash and invested cash                                     --              17           --           17
Separate account assets                                    --           2,677           --        2,677
                                                          ---          ------        -----       ------
         Total assets                                     $42          $9,783        $ 160       $9,985
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(101)      $ (101)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --           (1)          (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(102)      $ (102)
                                                          ===          ======        =====       ======

                                                                    AS OF DECEMBER 31, 2010
                                                      --------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE   TOTAL
                                                        ASSETS         INPUTS        INPUTS       FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $4,996        $139        $5,140
      U.S. Government bonds                                32              --           1            33
      Foreign government bonds                             --              29           1            30
      RMBS                                                 --             897           2           899
      CMBS                                                 --             168          15           183
      CDOs                                                 --              --           3             3
      State and municipal bonds                            --             250          --           250
      Hybrid and redeemable preferred securities           --             117           4           121
   Equity AFS securities                                    3              --          --             3
Cash and invested cash                                     --              48          --            48
Separate account assets                                    --           2,660          --         2,660
                                                          ---          ------        -----       ------
         Total assets                                     $40          $9,165        $165        $9,370
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(24)       $  (24)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --          (1)           (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(25)       $  (25)
                                                          ===          ======        =====       ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                      ITEMS                   SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR       NET         IN         CALLS,       LEVEL 3,    FAIR
                                                           VALUE      INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $139        $  3       $  1        $ (7)         $  4      $ 140
      U.S. Government bonds                                   1          --         --          --            --          1
      Foreign government bonds                                1          --         --          --            (1)        --
      RMBS                                                    2          --         --          --            --          2
      CMBS                                                   15         (10)        13         (14)           --          4
      CDOs                                                    3          --         --          --            --          3
      Hybrid and redeemable preferred securities              4          --          3          (6)            9         10
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (24)        (77)        --          --            --       (101)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (1)         --         --          --            --         (1)
                                                           ----        ----       ----        ----          ----      -----
         Total, net                                        $140        $(84)      $ 17        $(27)         $ 12      $  58
                                                           ====        ====       ====        ====          ====      =====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,       OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $160        $ 1        $  6        $(10)         $(18)      $139
      U.S. Government bonds                                  --         --          --          --             1          1
      Foreign government bonds                               --         --          --          --             1          1
      RMBS                                                    3         --          --          (1)           --          2
      CMBS                                                   51         (5)         12         (14)          (29)        15
      CDOs                                                    3         --          --          --            --          3
      Hybrid and redeemable preferred securities             14         --         (10)         --            --          4
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (32)         8          --          --            --        (24)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (2)        (2)         --           3            --         (1)
                                                           ----        ---        ----        ----          ----       ----
         Total, net                                        $197        $ 2        $  8        $(22)         $(45)      $140
                                                           ====        ===        ====        ====          ====       ====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED     GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $ 176       $(2)       $ 3         $ 6           $(23)      $160
      RMBS                                                    22        --         --          (1)           (18)         3
      CMBS                                                    42        --         12          (3)            --         51
      CDOs                                                     4        --          2          (3)            --          3
      State and municipal bonds                               37        --         --          (5)           (32)        --
      Hybrid and redeemable preferred securities               6        --          8          --             --         14
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (124)       92         --          --             --        (32)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)        (2)       (5)        --           5             --         (2)
                                                           -----       ---        ----        ----          ----       ----
         Total, net                                        $ 161       $85        $25         $(1)          $(73)      $197
                                                           =====       ===        ====        ====          ====       ====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                               FOR THE YEAR ENDED DECEMBER 31, 2011
                                                   ------------------------------------------------------------
                                                   ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                   ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $14      $ (6)      $(6)         $ (8)      $ (1)   $ (7)
      CMBS                                             --       (12)       --            (2)        --     (14)
      Hybrid and redeemable preferred securities       --        (6)       --            --         --      (6)
                                                      ---      ----       ---          ----       ----    ----
         Total, net                                   $14      $(24)      $(6)         $(10)      $ (1)   $(27)
                                                      ===      ====       ===          ====       ====    ====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
Investments:(1)
   GLB reserves embedded derivatives                      $(69)  $16    $99
Other liabilities:
   Deferred compensation plans embedded derivatives(2)      --    (2)    (5)
                                                          ----   ---    ---
      Total, net                                          $(69)  $14    $94
                                                          ====   ===    ===

----------
(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO       OUT OF              IN TO       OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3      LEVEL 3   TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $24        $(20)      $ 4       $ 5        $ (23)    $(18)
      U.S. Government bonds                            --          --        --         1           --        1
      Foreign government bonds                         --          (1)       (1)        1           --        1
      CMBS                                             --          --        --         1          (30)     (29)
      Hybrid and redeemable preferred securities        9          --         9        --           --       --
                                                      ---        ----       ---       ---         ----     ----
         Total, net                                   $33        $(21)      $12       $ 8         $(53)    $(45)
                                                      ===        ====       ===       ===         ====     ====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital, other corporate investments, and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

     -    Excluded realized gain (loss);

     - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

     - Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

     - Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2011   2010   2009
                                         ----   ----   -----
REVENUES
Operating revenues:
   Annuities                             $115   $111   $ 99
   Retirement Plan Services                56     53     52
   Life Insurance                         555    563    550
   Group Protection                        73     62     48
   Other Operations                        16     18     20
Excluded realized gain (loss), pre-tax    (31)   (20)   (68)
                                         ----   ----   -----
   Total revenues                        $784   $787   $ 701
                                         ====   ====   =====

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2011   2010   2009
                                           -----   ----   ----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                               $  22   $ 22   $ 22
   Retirement Plan Services                    5     (1)     3
   Life Insurance                             64     96     80
   Group Protection                            1     (2)    --
   Other Operations                           (1)    11     12
Excluded realized gain (loss), after-tax     (20)   (13)   (44)
Impairment of intangibles, after-tax        (102)    --     --
                                           -----   ----   ----
   Net income (loss)                       $ (31)  $113   $ 73
                                           =====   ====   ====

                                 FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 -------------------
                                  2011   2010   2009
                                  ----   ----   ----
NET INVESTMENT INCOME
Annuities                         $ 66   $ 69   $ 62
Retirement Plan Services            51     49     48
Life Insurance                     278    277    274
Group Protection                     6      5      4
Other Operations                    16     18     20
                                  ----   ----   ----
   Total net investment income    $417   $418   $408
                                  ====   ====   ====

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                  $16    $15   $10
Retirement Plan Services                                     1     10     7
Life Insurance                                              80     53    66
Group Protection                                             2      2     3
                                                           ---    ---   ---
   Total amortization of DAC and VOBA, net of interest     $99    $80   $85
                                                           ===    ===   ===

                                                FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                -------------------
                                                2011   2010   2009
                                                ----   ----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                       $  6   $ 7    $  8
Retirement Plan Services                           2    (1)      2
Life Insurance                                    34    51      43
Group Protection                                   1    (1)     --
Other Operations                                  (1)    6       6
Excluded realized gain (loss)                    (10)   (7)    (24)
                                                ----   ---    ----
   Total federal income tax expense (benefit)   $ 32   $55    $ 35
                                                ====   ===    ====


                           AS OF DECEMBER 31,
                           ------------------
                             2011      2010
                           -------   --------
ASSETS
Annuities                  $ 3,775   $ 3,542
Retirement Plan Services     1,460     1,337
Life Insurance               6,627     6,387
Group Protection               124       102
Other Operations                99       268
                           -------   -------
   Total assets            $12,085   $11,636
                           =======   =======

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2011   2010   2009
                               ----   ----   -----
Income taxes paid (received)    $17    $15    $(9)
                                ===    ===    ===

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                         2011   2010
                                         ----   ----
Assets with affiliates:
   Service agreement receivable(1)       $(8)   $16
   Ceded reinsurance contracts(2)         122    45
   Ceded reinsurance contracts(3)          13    19

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded reinsurance contracts(4)   $(17)  $(10)  $(17)
   Fees for management of general account(5)           --     --     (4)
Benefits and expenses with affiliates:
   Service agreement payments(6)                       65     57     59

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

(4)  Reported in insurance premiums on our Statements of Income (Loss).

(5)  Reported in net investment income on our Statements of Income (Loss).

(6) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                 CONTRACT                   CONTRACT        GUARANTEE
                                                                PURCHASES                  REDEMPTIONS       CHARGES
                                                                 DUE FROM                     DUE TO       PAYABLE TO
                                                              LINCOLN LIFE &              LINCOLN LIFE &  LINCOLN LIFE &
                                                                 ANNUITY                     ANNUITY        ANNUITY
                                                                 COMPANY        TOTAL        COMPANY        COMPANY
SUBACCOUNT                                       INVESTMENTS   OF NEW YORK     ASSETS      OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------ -----------  --------------  ----------  --------------  --------------  ----------
ABVPSF Global Thematic Growth Class A             $  541,084       $ --       $  541,084        $--           $ 18        $  541,066
ABVPSF Growth and Income Class A                     605,389         --          605,389         --             21           605,368
ABVPSF International Value Class A                   338,731         --          338,731         --              9           338,722
ABVPSF Large Cap Growth Class A                      105,491         --          105,491         --              4           105,487
ABVPSF Small/Mid Cap Value Class A                   649,466         --          649,466         --             22           649,444
American Century VP Inflation Protection
   Class I                                           738,824         --          738,824         --             23           738,801
American Funds Global Growth Class 2               1,042,078         --        1,042,078         --             31         1,042,047
American Funds Global Small Capitalization
   Class 2                                         1,430,708         --        1,430,708         --             44         1,430,664
American Funds Growth Class 2                      4,890,877        637        4,891,514         --            158         4,891,356
American Funds Growth-Income Class 2               3,830,945        853        3,831,798         --            117         3,831,681
American Funds International Class 2               2,592,294        319        2,592,613         --             86         2,592,527
BlackRock Global Allocation V.I. Class I             703,277        478          703,755         --             22           703,733
Delaware VIP Diversified Income Standard Class     1,366,612        319        1,366,931         --             43         1,366,888
Delaware VIP Emerging Markets Standard Class       1,471,813        319        1,472,132         --             48         1,472,084
Delaware VIP High Yield Standard Class               991,321         --          991,321         --             35           991,286
Delaware VIP Limited-Term Diversified Income
   Standard Class                                    374,046         --          374,046         --             11           374,035
Delaware VIP REIT Standard Class                   1,098,715         --        1,098,715         --             37         1,098,678
Delaware VIP Small Cap Value Standard Class        1,386,848        630        1,387,478         --             46         1,387,432
Delaware VIP Smid Cap Growth Standard Class          843,857         63          843,920         --             27           843,893
Delaware VIP U.S. Growth Standard Class              162,552         --          162,552         --              5           162,547
Delaware VIP Value Standard Class                    788,574         --          788,574         --             27           788,547
DWS VIP Alternative Asset Allocation Plus
   Class A                                            60,635         --           60,635         --              2            60,633
DWS VIP Equity 500 Index Class A                   2,430,686         --        2,430,686          2             83         2,430,601
DWS VIP Small Cap Index Class A                      787,296         --          787,296         --             29           787,267
Fidelity VIP Asset Manager Initial Class             188,619         --          188,619         --              6           188,613
Fidelity VIP Contrafund Service Class              1,891,366         --        1,891,366         --             63         1,891,303
Fidelity VIP Equity-Income Initial Class             445,427        100          445,527         --             14           445,513
Fidelity VIP Equity-Income Service Class             205,143         --          205,143         --              9           205,134
Fidelity VIP Growth Service Class                    491,205         --          491,205         --             17           491,188
Fidelity VIP Growth Opportunities Service Class       85,890         --           85,890         --              2            85,888
Fidelity VIP High Income Service Class                63,500         --           63,500         --              2            63,498
Fidelity VIP Investment Grade Bond Initial Class     274,958         86          275,044         --              9           275,035
Fidelity VIP Mid Cap Service Class                   616,232        159          616,391         --             18           616,373
Fidelity VIP Overseas Service Class                  243,644         --          243,644         --              7           243,637
FTVIPT Franklin Income Securities Class 1            640,767         --          640,767         --             19           640,748
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 1                                420,417         --          420,417         --             15           420,402
FTVIPT Mutual Shares Securities Class 1              463,750         --          463,750         --             12           463,738
FTVIPT Templeton Foreign Securities Class 1          250,914        163          251,077         --              9           251,068
FTVIPT Templeton Foreign Securities Class 2          102,094         --          102,094         --              2           102,092
FTVIPT Templeton Global Bond Securities Class 1      748,148         --          748,148         --             25           748,123
FTVIPT Templeton Growth Securities Class 1           311,336         --          311,336         --             11           311,325
FTVIPT Templeton Growth Securities Class 2            51,378         --           51,378         --              1            51,377
Invesco V.I. Capital Appreciation Series I           916,531        404          916,935         --             28           916,907
Invesco V.I. Core Equity Series I                  1,499,509        723        1,500,232         --             45         1,500,187
Invesco V.I. Diversified Income Series I             187,070         --          187,070         --              6           187,064
Invesco V.I. International Growth Series I           423,768         --          423,768         --             17           423,751
Janus Aspen Series Balanced Institutional Class      153,835        267          154,102         --              3           154,099
Janus Aspen Series Balanced Service Class            296,878         --          296,878         --             13           296,865
Janus Aspen Series Enterprise Service Class           93,286         --           93,286         --              4            93,282

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                            EXPENSE
                                                                CONTRACT                     CONTRACT      GUARANTEE
                                                                PURCHASES                  REDEMPTIONS      CHARGES
                                                                DUE FROM                      DUE TO       PAYABLE TO
                                                              LINCOLN LIFE &              LINCOLN LIFE &  LINCOLN LIFE &
                                                                 ANNUITY                     ANNUITY        ANNUITY
                                                                 COMPANY         TOTAL       COMPANY        COMPANY
SUBACCOUNT                                       INVESTMENTS  OF NEW YORK       ASSETS     OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------ -----------  --------------  ----------  --------------  --------------  ----------
Janus Aspen Series Global Technology
   Service Class                                 $   17,411       $ --        $   17,411      $--             $ --        $   17,411
Janus Aspen Series Worldwide Institutional Class    294,369         --           294,369       --                6           294,363
Janus Aspen Series Worldwide Service Class           58,315         --            58,315       --                3            58,312
LVIP Baron Growth Opportunities Standard Class       31,788         --            31,788       --                1            31,787
LVIP Baron Growth Opportunities Service Class       255,234         --           255,234       --                6           255,228
LVIP BlackRock Inflation Protected Bond
   Standard Class                                   209,961         --           209,961       --                5           209,956
LVIP Capital Growth Standard Class                   69,733         --            69,733       --                1            69,732
LVIP Cohen & Steers Global Real Estate
   Standard Class                                   287,019         --           287,019       --                9           287,010
LVIP Columbia Value Opportunities Standard Class    120,528         --           120,528       --                3           120,525
LVIP Delaware Bond Standard Class                 2,735,310        745         2,736,055       --               87         2,735,968
LVIP Delaware Diversified Floating Rate
   Standard Class                                    75,856         --            75,856       --                2            75,854
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                   268,787         --           268,787       --                9           268,778
LVIP Delaware Growth and Income Standard Class      144,776         --           144,776       --                5           144,771
LVIP Delaware Social Awareness Standard Class       106,121         --           106,121       --                4           106,117
LVIP Delaware Special Opportunities
   Standard Class                                    57,282         --            57,282       --                2            57,280
LVIP Dimensional Non-U.S. Equity Standard Class       5,062         --             5,062       --               --             5,062
LVIP Dimensional U.S. Equity Standard Class           2,664         --             2,664       --               --             2,664
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                    15,730         --            15,730       --               --            15,730
LVIP Global Income Standard Class                   200,347         --           200,347       --                4           200,343
LVIP Janus Capital Appreciation Standard Class      141,999         --           141,999       --                4           141,995
LVIP JPMorgan High Yield Standard Class              72,829         --            72,829       --                2            72,827
LVIP MFS International Growth Standard Class        136,859         --           136,859       --                3           136,856
LVIP MFS Value Standard Class                       368,580         --           368,580       --                7           368,573
LVIP Mid-Cap Value Standard Class                    32,026         --            32,026       --                1            32,025
LVIP Mondrian International Value Standard Class    617,365         --           617,365       --               19           617,346
LVIP Money Market Standard Class                  5,787,473         --         5,787,473       --              196         5,787,277
LVIP Protected Profile 2010 Standard Class           86,282         --            86,282       --                3            86,279
LVIP Protected Profile 2020 Standard Class          250,741         --           250,741       --                8           250,733
LVIP Protected Profile 2030 Standard Class          212,383         --           212,383       --                7           212,376
LVIP Protected Profile 2040 Standard Class          103,502         --           103,502       --                3           103,499
LVIP Protected Profile Conservative Standard
   Class                                            135,452         --           135,452       --                2           135,450
LVIP Protected Profile Growth Standard Class      2,526,858         --         2,526,858       --               72         2,526,786
LVIP Protected Profile Moderate Standard Class    2,206,989         --         2,206,989       --               60         2,206,929
LVIP SSgA Bond Index Standard Class                 188,188         --           188,188       --                5           188,183
LVIP SSgA Developed International 150
   Standard Class                                    46,129         --            46,129       --                1            46,128
LVIP SSgA Emerging Markets 100 Standard Class       169,306         --           169,306       --                5           169,301
LVIP SSgA Global Tactical Allocation
   Standard Class                                   773,178         --           773,178       --               20           773,158
LVIP SSgA International Index Standard Class         15,357         --            15,357       --               --            15,357
LVIP SSgA Large Cap 100 Standard Class               72,444         --            72,444       --                2            72,442
LVIP SSgA Moderate Index Allocation
   Standard Class                                    23,054         --            23,054       --               --            23,054
LVIP SSgA Moderate Structured Allocation
   Standard Class                                   142,309         --           142,309       --                2           142,307

See accompanying notes.

                                                                                                            MORTALITY &
                                                                                                              EXPENSE
                                                                 CONTRACT                    CONTRACT        GUARANTEE
                                                                 PURCHASES                 REDEMPTIONS        CHARGES
                                                                 DUE FROM                     DUE TO        PAYABLE TO
                                                              LINCOLN LIFE &              LINCOLN LIFE &  LINCOLN LIFE &
                                                                  ANNUITY                    ANNUITY          ANNUITY
                                                                  COMPANY        TOTAL       COMPANY          COMPANY
SUBACCOUNT                                       INVESTMENTS    OF NEW YORK     ASSETS     OF NEW YORK      OF NEW YORK   NET ASSETS
------------------------------------------------ -----------  --------------  ----------  --------------  --------------  ----------
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                      $   34,544       $ --       $   34,544        $--             $--       $   34,544
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                          10,097         --           10,097         --              --           10,097
LVIP SSgA S&P 500 Index Standard Class               386,412         --          386,412         --              11          386,401
LVIP SSgA Small-Cap Index Standard Class             107,925         --          107,925         --               4          107,921
LVIP SSgA Small-Mid Cap 200 Standard Class            36,131         --           36,131         --               1           36,130
LVIP T. Rowe Price Growth Stock Standard Class        88,545         --           88,545         --               2           88,543
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                    225,638         --          225,638         --               7          225,631
LVIP Templeton Growth Standard Class                  62,378         --           62,378         --               2           62,376
LVIP Turner Mid-Cap Growth Standard Class             63,708         --           63,708         --               2           63,706
LVIP Vanguard International Equity ETF
   Standard Class                                      1,400         --            1,400         --              --            1,400
LVIP Wells Fargo Intrinsic Value Standard Class      177,543         --          177,543         --               7          177,536
M Business Opportunity Value                           3,803         --            3,803         --              --            3,803
M Capital Appreciation                                 1,867         --            1,867         --              --            1,867
M International Equity                                 2,709         --            2,709         --              --            2,709
M Large Cap Growth                                     3,687         --            3,687         --              --            3,687
MFS VIT Core Equity Initial Class                      5,012         --            5,012         --              --            5,012
MFS VIT Growth Initial Class                         542,734        321          543,055         --              16          543,039
MFS VIT Total Return Initial Class                 1,215,869        367        1,216,236         --              37        1,216,199
MFS VIT Utilities Initial Class                    1,422,035         --        1,422,035         --              45        1,421,990
NB AMT Mid-Cap Growth I Class                      1,229,665         --        1,229,665         --              46        1,229,619
NB AMT Partners I Class                              109,328         --          109,328         --               2          109,326
NB AMT Regency I Class                               290,630         --          290,630         --              10          290,620
PIMCO VIT Commodity Real Return
   Administrative Class                              301,651         --          301,651         --               8          301,643
Putnam VT Global Health Care Class IB                 60,426         --           60,426         --               2           60,424
Putnam VT Growth & Income Class IB                    16,263         --           16,263         --               1           16,262

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS  MORTALITY AND
                                                       FROM        EXPENSE          NET
                                                    INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                            INCOME       CHARGES     INCOME (LOSS)
--------------------------------------------------  ----------  -------------  -------------
ABVPSF Global Thematic Growth Class A                 $ 3,618     $ (3,819)       $  (201)
ABVPSF Growth and Income Class A                        8,107       (3,857)         4,250
ABVPSF International Value Class A                     15,196       (1,704)        13,492
ABVPSF Large Cap Growth Class A                           358         (798)          (440)
ABVPSF Small/Mid Cap Value Class A                      3,070       (4,040)          (970)
American Century VP Inflation Protection Class I       31,807       (4,427)        27,380
American Funds Global Growth Class 2                   14,707       (5,968)         8,739
American Funds Global Small Capitalization Class 2     20,351       (8,915)        11,436
American Funds Growth Class 2                          31,776      (31,233)           543
American Funds Growth-Income Class 2                   61,428      (22,394)        39,034
American Funds International Class 2                   50,978      (16,976)        34,002
BlackRock Global Allocation V.I. Class I               16,476       (3,871)        12,605
Delaware VIP Diversified Income Standard Class         47,296       (7,145)        40,151
Delaware VIP Emerging Markets Standard Class           35,122      (10,997)        24,125
Delaware VIP High Yield Standard Class                 90,527       (6,432)        84,095
Delaware VIP Limited-Term Diversified Income
   Standard Class                                       5,294       (1,685)         3,609
Delaware VIP REIT Standard Class                       16,798       (6,671)        10,127
Delaware VIP Small Cap Value Standard Class             7,160       (9,114)        (1,954)
Delaware VIP Smid Cap Growth Standard Class             8,326       (5,738)         2,588
Delaware VIP U.S. Growth Standard Class                   362         (801)          (439)
Delaware VIP Value Standard Class                      13,922       (4,820)         9,102
DWS VIP Alternative Asset Allocation Plus Class A         709         (307)           402
DWS VIP Equity 500 Index Class A                       41,940      (16,791)        25,149
DWS VIP Small Cap Index Class A                         6,950       (5,516)         1,434
Fidelity VIP Asset Manager Initial Class                3,903       (1,354)         2,549
Fidelity VIP Contrafund Service Class                  18,226      (12,353)         5,873
Fidelity VIP Equity-Income Initial Class               11,595       (3,616)         7,979
Fidelity VIP Equity-Income Service Class                5,128       (1,664)         3,464
Fidelity VIP Growth Service Class                       1,356       (3,174)        (1,818)
Fidelity VIP Growth Opportunities Service Class            47         (390)          (343)
Fidelity VIP High Income Service Class                  4,352         (464)         3,888
Fidelity VIP Investment Grade Bond Initial Class        8,864       (1,947)         6,917
Fidelity VIP Mid Cap Service Class                        994       (3,580)        (2,586)
Fidelity VIP Overseas Service Class                     3,683       (1,392)         2,291
FTVIPT Franklin Income Securities Class 1              33,049       (3,267)        29,782
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                 --       (2,820)        (2,820)
FTVIPT Mutual Shares Securities Class 1                11,332       (2,237)         9,095
FTVIPT Templeton Foreign Securities Class 1             5,412       (2,108)         3,304
FTVIPT Templeton Foreign Securities Class 2             1,982         (651)         1,331
FTVIPT Templeton Global Bond Securities Class 1        43,701       (4,817)        38,884
FTVIPT Templeton Growth Securities Class 1              4,956       (2,163)         2,793
FTVIPT Templeton Growth Securities Class 2                710         (287)           423
Invesco V.I. Capital Appreciation Series I              1,521       (7,221)        (5,700)
Invesco V.I. Core Equity Series I                      15,294      (11,130)         4,164
Invesco V.I. Diversified Income Series I                9,880       (1,256)         8,624
Invesco V.I. International Growth Series I              6,720       (3,302)         3,418
Janus Aspen Series Balanced Institutional Class         3,840         (841)         2,999
Janus Aspen Series Balanced Service Class               6,523       (2,449)         4,074
Janus Aspen Series Enterprise Service Class                --         (750)          (750)
Janus Aspen Series Global Technology Service Class         --         (165)          (165)
Janus Aspen Series Worldwide Institutional Class        1,886       (1,529)           357
Janus Aspen Series Worldwide Service Class                308         (540)          (232)
LVIP Baron Growth Opportunities Standard Class             --         (256)          (256)
LVIP Baron Growth Opportunities Service Class              --       (1,277)        (1,277)
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                4,066         (659)         3,407
LVIP Capital Growth Standard Class                         --          (77)           (77)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                   --       (1,725)        (1,725)

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                  $   (167)       $    --       $   (167)       $(162,885)       $(163,253)
ABVPSF Growth and Income Class A                         (9,307)            --         (9,307)          35,462           30,405
ABVPSF International Value Class A                       (8,833)            --         (8,833)         (73,880)         (69,221)
ABVPSF Large Cap Growth Class A                           3,937             --          3,937           (7,664)          (4,167)
ABVPSF Small/Mid Cap Value Class A                       10,334             --         10,334          (67,504)         (58,140)
American Century VP Inflation Protection Class I         16,642          8,916         25,558           29,153           82,091
American Funds Global Growth Class 2                     (2,316)            --         (2,316)        (115,163)        (108,740)
American Funds Global Small Capitalization Class 2        3,780             --          3,780         (341,187)        (325,971)
American Funds Growth Class 2                            44,383             --         44,383         (291,711)        (246,785)
American Funds Growth-Income Class 2                    (25,505)            --        (25,505)        (109,570)         (96,041)
American Funds International Class 2                     (8,702)            --         (8,702)        (451,235)        (425,935)
BlackRock Global Allocation V.I. Class I                  3,631         15,688         19,319          (61,626)         (29,702)
Delaware VIP Diversified Income Standard Class           19,144         46,500         65,644          (37,178)          68,617
Delaware VIP Emerging Markets Standard Class             22,914             --         22,914         (447,075)        (400,036)
Delaware VIP High Yield Standard Class                   24,148             --         24,148          (89,043)          19,200
Delaware VIP Limited-Term Diversified Income
   Standard Class                                           339          3,656          3,995           (1,889)           5,715
Delaware VIP REIT Standard Class                        (18,840)            --        (18,840)         111,663          102,950
Delaware VIP Small Cap Value Standard Class              92,924             --         92,924         (121,127)         (30,157)
Delaware VIP Smid Cap Growth Standard Class              71,100         23,830         94,930          (37,947)          59,571
Delaware VIP U.S. Growth Standard Class                   5,175             --          5,175            5,132            9,868
Delaware VIP Value Standard Class                        (1,054)            --         (1,054)          50,518           58,566
DWS VIP Alternative Asset Allocation Plus Class A           114            143            257           (2,810)          (2,151)
DWS VIP Equity 500 Index Class A                         67,370             --         67,370          (63,840)          28,679
DWS VIP Small Cap Index Class A                          (2,053)            --         (2,053)         (38,692)         (39,311)
Fidelity VIP Asset Manager Initial Class                 11,262            952         12,214          (20,907)          (6,144)
Fidelity VIP Contrafund Service Class                     5,250             --          5,250          (76,982)         (65,859)
Fidelity VIP Equity-Income Initial Class                (70,945)            --        (70,945)          63,888              922
Fidelity VIP Equity-Income Service Class                   (714)            --           (714)          (2,846)             (96)
Fidelity VIP Growth Service Class                        19,202          1,727         20,929          (21,531)          (2,420)
Fidelity VIP Growth Opportunities Service Class           4,047             --          4,047           (2,286)           1,418
Fidelity VIP High Income Service Class                     (795)            --           (795)            (863)           2,230
Fidelity VIP Investment Grade Bond Initial Class          7,164          7,279         14,443           (3,633)          17,727
Fidelity VIP Mid Cap Service Class                       10,051          1,139         11,190          (84,986)         (76,382)
Fidelity VIP Overseas Service Class                         529            475          1,004          (49,877)         (46,582)
FTVIPT Franklin Income Securities Class 1                   467             --            467          (23,164)           7,085
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                               14,693             --         14,693          (34,124)         (22,251)
FTVIPT Mutual Shares Securities Class 1                  (3,360)            --         (3,360)         (11,593)          (5,858)
FTVIPT Templeton Foreign Securities Class 1              (3,106)            --         (3,106)         (29,887)         (29,689)
FTVIPT Templeton Foreign Securities Class 2               5,182             --          5,182          (19,366)         (12,853)
FTVIPT Templeton Global Bond Securities Class 1          17,581          4,910         22,491          (69,200)          (7,825)
FTVIPT Templeton Growth Securities Class 1               (3,774)            --         (3,774)         (21,450)         (22,431)
FTVIPT Templeton Growth Securities Class 2               (5,291)            --         (5,291)           1,086           (3,782)
Invesco V.I. Capital Appreciation Series I              (95,252)            --        (95,252)          16,447          (84,505)
Invesco V.I. Core Equity Series I                       105,558             --        105,558         (117,748)          (8,026)
Invesco V.I. Diversified Income Series I                (53,289)            --        (53,289)          56,471           11,806
Invesco V.I. International Growth Series I               13,224             --         13,224          (51,406)         (34,764)
Janus Aspen Series Balanced Institutional Class          12,706          8,130         20,836          (22,112)           1,723
Janus Aspen Series Balanced Service Class                11,924         14,908         26,832          (27,144)           3,762
Janus Aspen Series Enterprise Service Class               3,189             --          3,189           (4,945)          (2,506)
Janus Aspen Series Global Technology Service Class        8,002             --          8,002           (9,977)          (2,140)
Janus Aspen Series Worldwide Institutional Class         15,453             --         15,453          (61,713)         (45,903)
Janus Aspen Series Worldwide Service Class                  561             --            561           (9,836)          (9,507)
LVIP Baron Growth Opportunities Standard Class            1,544             --          1,544              399            1,687
LVIP Baron Growth Opportunities Service Class            35,302             --         35,302          (24,694)           9,331
LVIP BlackRock Inflation Protected Bond Standard
   Class                                                  1,806          1,687          3,493            8,380           15,280
LVIP Capital Growth Standard Class                          200             --            200           (5,085)          (4,962)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                  8,364             --          8,364          (35,114)         (28,475)

See accompanying notes.

                                                     DIVIDENDS  MORTALITY AND
                                                       FROM        EXPENSE          NET
                                                    INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                            INCOME       CHARGES     INCOME (LOSS)
--------------------------------------------------  ----------  -------------  -------------
LVIP Columbia Value Opportunities Standard Class      $    --     $   (524)      $   (524)
LVIP Delaware Bond Standard Class                      90,195      (16,730)        73,465
LVIP Delaware Diversified Floating Rate Standard
   Class                                                1,307         (318)           989
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                       6,022       (1,777)         4,245
LVIP Delaware Growth and Income Standard Class          1,574         (763)           811
LVIP Delaware Social Awareness Standard Class             842         (781)            61
LVIP Delaware Special Opportunities Standard Class        190         (307)          (117)
LVIP Dimensional Non-U.S. Equity Standard Class             9           (4)             5
LVIP Dimensional U.S. Equity Standard Class                --           --             --
LVIP Dimensional/Vanguard Total Bond Standard
   Class                                                    1           --              1
LVIP Global Income Standard Class                       8,150         (566)         7,584
LVIP Janus Capital Appreciation Standard Class            326         (729)          (403)
LVIP JPMorgan High Yield Standard Class                 2,832         (180)         2,652
LVIP MFS International Growth Standard Class            3,988         (563)         3,425
LVIP MFS Value Standard Class                           5,082       (1,159)         3,923
LVIP Mid-Cap Value Standard Class                          --         (151)          (151)
LVIP Mondrian International Value Standard Class       20,170       (3,715)        16,455
LVIP Money Market Standard Class                        1,453      (30,805)       (29,352)
LVIP Protected Profile 2010 Standard Class                704         (542)           162
LVIP Protected Profile 2020 Standard Class              1,880       (1,459)           421
LVIP Protected Profile 2030 Standard Class              1,376       (1,285)            91
LVIP Protected Profile 2040 Standard Class                626         (613)            13
LVIP Protected Profile Conservative Standard Class      3,059         (560)         2,499
LVIP Protected Profile Growth Standard Class           50,508      (13,595)        36,913
LVIP Protected Profile Moderate Standard Class         39,444      (11,118)        28,326
LVIP SSgA Bond Index Standard Class                     5,442         (584)         4,858
LVIP SSgA Developed International 150 Standard
   Class                                                1,042         (231)           811
LVIP SSgA Emerging Markets 100 Standard Class           4,279         (878)         3,401
LVIP SSgA Global Tactical Allocation Standard
   Class                                                8,972       (3,317)         5,655
LVIP SSgA International Index Standard Class              217          (49)           168
LVIP SSgA Large Cap 100 Standard Class                  1,109         (391)           718
LVIP SSgA Moderate Index Allocation Standard Class        104          (26)            78
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                  238         (110)           128
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                          27          (18)             9
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                               14           (3)            11
LVIP SSgA S&P 500 Index Standard Class                  3,508       (1,814)         1,694
LVIP SSgA Small-Cap Index Standard Class                  383         (683)          (300)
LVIP SSgA Small-Mid Cap 200 Standard Class                539          (82)           457
LVIP T. Rowe Price Growth Stock Standard Class             --         (358)          (358)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --       (1,299)        (1,299)
LVIP Templeton Growth Standard Class                    1,425         (405)         1,020
LVIP Turner Mid-Cap Growth Standard Class                  --         (477)          (477)
LVIP Vanguard International Equity ETF Standard
   Class                                                   --           (2)            (2)
LVIP Wells Fargo Intrinsic Value Standard Class         1,813       (1,316)           497
M Business Opportunity Value                               11          (17)            (6)
M Capital Appreciation                                     --           (8)            (8)
M International Equity                                     93          (12)            81
M Large Cap Growth                                         --          (17)           (17)
MFS VIT Core Equity Initial Class                          50          (50)            --
MFS VIT Growth Initial Class                            1,113       (3,375)        (2,262)
MFS VIT Total Return Initial Class                     32,422       (7,398)        25,024
MFS VIT Utilities Initial Class                        47,135      (10,052)        37,083
NB AMT Mid-Cap Growth I Class                              --       (8,805)        (8,805)
NB AMT Partners I Class                                    --         (669)          (669)
NB AMT Regency I Class                                  1,960       (1,814)           146
PIMCO VIT Commodity Real Return Administrative
   Class                                               32,735       (1,310)        31,425
Putnam VT Global Health Care Class IB                     513         (498)            15
Putnam VT Growth & Income Class IB                        210         (131)            79

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Columbia Value Opportunities Standard Class       $  2,327        $    --       $  2,327        $ (4,415)        $ (2,612)
LVIP Delaware Bond Standard Class                        68,931         63,241        132,172         (25,643)         179,994
LVIP Delaware Diversified Floating Rate Standard
   Class                                                   (142)            53            (89)         (1,867)            (967)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                        (1,824)            --         (1,824)        (13,236)         (10,815)
LVIP Delaware Growth and Income Standard Class            1,292             --          1,292          (2,265)            (162)
LVIP Delaware Social Awareness Standard Class             3,111             --          3,111          (3,177)              (5)
LVIP Delaware Special Opportunities Standard Class         (808)         5,155          4,347          (9,519)          (5,289)
LVIP Dimensional Non-U.S. Equity Standard Class              --             --             --              49               54
LVIP Dimensional U.S. Equity Standard Class                  --             --             --               7                7
LVIP Dimensional/Vanguard Total Bond Standard
   Class                                                      1             --              1              38               40
LVIP Global Income Standard Class                            26            219            245          (9,842)          (2,013)
LVIP Janus Capital Appreciation Standard Class            1,795             --          1,795          (9,471)          (8,079)
LVIP JPMorgan High Yield Standard Class                     (68)            --            (68)         (3,027)            (443)
LVIP MFS International Growth Standard Class              3,912             --          3,912         (19,441)         (12,104)
LVIP MFS Value Standard Class                             1,996             --          1,996          (8,054)          (2,135)
LVIP Mid-Cap Value Standard Class                           403             --            403          (4,496)          (4,244)
LVIP Mondrian International Value Standard Class         (8,469)            --         (8,469)        (39,356)         (31,370)
LVIP Money Market Standard Class                             --              5              5              --          (29,347)
LVIP Protected Profile 2010 Standard Class                1,793             --          1,793          (1,438)             517
LVIP Protected Profile 2020 Standard Class                3,326             --          3,326          (4,518)            (771)
LVIP Protected Profile 2030 Standard Class                4,754             --          4,754          (6,640)          (1,795)
LVIP Protected Profile 2040 Standard Class                1,597             --          1,597          (3,620)          (2,010)
LVIP Protected Profile Conservative Standard Class        2,222             --          2,222            (953)           3,768
LVIP Protected Profile Growth Standard Class               (497)            --           (497)        (52,882)         (16,466)
LVIP Protected Profile Moderate Standard Class           27,231             --         27,231         (45,787)           9,770
LVIP SSgA Bond Index Standard Class                       1,372             16          1,388           1,983            8,229
LVIP SSgA Developed International 150 Standard
   Class                                                    388             --            388          (6,138)          (4,939)
LVIP SSgA Emerging Markets 100 Standard Class             9,401         11,603         21,004         (48,570)         (24,165)
LVIP SSgA Global Tactical Allocation Standard
   Class                                                  1,572             --          1,572          (1,402)           5,825
LVIP SSgA International Index Standard Class                104             --            104          (2,166)          (1,894)
LVIP SSgA Large Cap 100 Standard Class                    1,692             --          1,692          (1,772)             638
LVIP SSgA Moderate Index Allocation Standard Class         (166)            --           (166)           (853)            (941)
LVIP SSgA Moderate Structured Allocation Standard
   Class                                                    (83)            59            (24)            960            1,064
LVIP SSgA Moderately Aggressive Index Allocation
   Standard Class                                           (36)            --            (36)            (83)            (110)
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                                 (9)             4             (5)            (60)             (54)
LVIP SSgA S&P 500 Index Standard Class                    4,803             --          4,803          (6,147)             350
LVIP SSgA Small-Cap Index Standard Class                  3,344             --          3,344          (9,051)          (6,007)
LVIP SSgA Small-Mid Cap 200 Standard Class                1,409             --          1,409          (3,106)          (1,240)
LVIP T. Rowe Price Growth Stock Standard Class            1,346             --          1,346          (3,218)          (2,230)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         5,102             --          5,102         (14,246)         (10,443)
LVIP Templeton Growth Standard Class                        (98)            --            (98)         (4,494)          (3,572)
LVIP Turner Mid-Cap Growth Standard Class                 3,119             --          3,119          (8,140)          (5,498)
LVIP Vanguard International Equity ETF Standard
   Class                                                      2             --              2              30               30
LVIP Wells Fargo Intrinsic Value Standard Class          (2,875)            --         (2,875)         (5,494)          (7,872)
M Business Opportunity Value                                 45             --             45            (257)            (218)
M Capital Appreciation                                       74            213            287            (456)            (177)
M International Equity                                       (4)            --             (4)           (527)            (450)
M Large Cap Growth                                           78             --             78            (174)            (113)
MFS VIT Core Equity Initial Class                         3,023             --          3,023          (2,518)             505
MFS VIT Growth Initial Class                             58,935             --         58,935         (60,459)          (3,786)
MFS VIT Total Return Initial Class                        2,513             --          2,513         (12,749)          14,788
MFS VIT Utilities Initial Class                          93,806             --         93,806         (46,797)          84,092
NB AMT Mid-Cap Growth I Class                            78,368             --         78,368         (67,877)           1,686
NB AMT Partners I Class                                 (31,862)            --        (31,862)         18,139          (14,392)
NB AMT Regency I Class                                    5,113             --          5,113         (24,635)         (19,376)
PIMCO VIT Commodity Real Return Administrative
   Class                                                 (2,989)            --         (2,989)        (62,312)         (33,876)
Putnam VT Global Health Care Class IB                      (162)         1,648          1,486          (2,846)          (1,345)
Putnam VT Growth & Income Class IB                          (87)            --            (87)           (919)            (927)

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                ABVPSF
                                                GLOBAL      ABVPSF       ABVPSF        ABVPSF
                                               THEMATIC   GROWTH AND  INTERNATIONAL  LARGE CAP
                                                GROWTH      INCOME        VALUE        GROWTH
                                               CLASS A     CLASS A       CLASS A      CLASS A
                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                              ----------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                 $ 337,520    $506,097     $267,681      $105,643
Changes From Operations:
   - Net investment income (loss)                 5,572      (3,276)       7,896          (279)
   - Net realized gain (loss) on investments      1,118     (47,948)      (5,619)        2,039
   - Net change in unrealized appreciation
     or depreciation on investments              68,017     108,794       13,219         7,466
                                              ---------    --------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     74,707      57,570       15,496         9,226
Change From Unit Transactions:
   - Contract purchases                          97,940     112,811       66,712        10,168
   - Contract withdrawals                       (26,585)    (45,105)     (17,401)       (7,473)
   - Contract transfers                          82,349     (80,245)       4,658        (8,665)
                                              ---------    --------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             153,704     (12,539)      53,969        (5,970)
                                              ---------    --------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         228,411      45,031       69,465         3,256
                                              ---------    --------     --------      --------
NET ASSETS AT DECEMBER 31, 2010                 565,931     551,128      337,146       108,899
Changes From Operations:
   - Net investment income (loss)                  (201)      4,250       13,492          (440)
   - Net realized gain (loss) on investments       (167)     (9,307)      (8,833)        3,937
   - Net change in unrealized appreciation
     or depreciation on investments            (162,885)     35,462      (73,880)       (7,664)
                                              ---------    --------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (163,253)     30,405      (69,221)       (4,167)
Change From Unit Transactions:
   - Contract purchases                         195,081     108,166      122,614        10,228
   - Contract withdrawals                       (34,575)    (55,612)     (34,047)       (7,613)
   - Contract transfers                         (22,118)    (28,719)     (17,770)       (1,860)
                                              ---------    --------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             138,388      23,835       70,797           755
                                              ---------    --------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (24,865)     54,240        1,576        (3,412)
                                              ---------    --------     --------      --------
NET ASSETS AT DECEMBER 31, 2011               $ 541,066    $605,368     $338,722      $105,487
                                              =========    ========     ========      ========

                                                              AMERICAN    AMERICAN      AMERICAN
                                                  ABVPSF     CENTURY VP    FUNDS      FUNDS GLOBAL    AMERICAN
                                              SMALL/MID CAP  INFLATION     GLOBAL         SMALL        FUNDS
                                                  VALUE      PROTECTION    GROWTH    CAPITALIZATION    GROWTH
                                                 CLASS A      CLASS I     CLASS 2        CLASS 2      CLASS 2
                                                SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              -------------  ----------  ----------  --------------  ----------
NET ASSETS AT JANUARY 1, 2010                   $448,130     $ 653,850   $  817,024    $1,214,359    $4,357,191
Changes From Operations:
   - Net investment income (loss)                 (1,262)        8,488        8,430        15,168         4,715
   - Net realized gain (loss) on investments       6,115         6,551       (5,197)       (5,778)      (61,419)
   - Net change in unrealized appreciation
     or depreciation on investments              122,039        14,865       97,370       267,433       834,697
                                                --------     ---------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     126,892        29,904      100,603       276,823       777,993
Change From Unit Transactions:
   - Contract purchases                          136,733        85,437      166,438       195,771       632,891
   - Contract withdrawals                        (40,691)      (78,917)     (60,253)      (78,964)     (305,652)
   - Contract transfers                          (26,201)       49,913      (15,566)      (29,138)     (297,686)
                                                --------     ---------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               69,841        56,433       90,619        87,669        29,553
                                                --------     ---------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          196,733        86,337      191,222       364,492       807,546
                                                --------     ---------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2010                  644,863       740,187    1,008,246     1,578,851     5,164,737
Changes From Operations:
   - Net investment income (loss)                   (970)       27,380        8,739        11,436           543
   - Net realized gain (loss) on investments      10,334        25,558       (2,316)        3,780        44,383
   - Net change in unrealized appreciation
     or depreciation on investments              (67,504)       29,153     (115,163)     (341,187)     (291,711)
                                                --------     ---------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (58,140)       82,091     (108,740)     (325,971)     (246,785)
Change From Unit Transactions:
   - Contract purchases                           99,709        95,052      244,831       251,911       648,544
   - Contract withdrawals                        (62,843)      (73,768)     (82,963)      (74,962)     (384,778)
   - Contract transfers                           25,855      (104,761)     (19,327)          835      (290,362)
                                                --------     ---------   ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               62,721       (83,477)     142,541       177,784       (26,596)
                                                --------     ---------   ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,581        (1,386)      33,801      (148,187)     (273,381)
                                                --------     ---------   ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2011                 $649,444     $ 738,801   $1,042,047    $1,430,664    $4,891,356
                                                ========     =========   ==========    ==========    ==========

                                                                                               DELAWARE
                                                                                                 VIP
                                                 AMERICAN      AMERICAN        BLACKROCK     DIVERSIFIED
                                                  FUNDS          FUNDS           GLOBAL         INCOME
                                              GROWTH-INCOME  INTERNATIONAL  ALLOCATION V.I.    STANDARD
                                                 CLASS 2        CLASS 2         CLASS I         CLASS
                                                SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                              -------------  -------------  ---------------  -----------
NET ASSETS AT JANUARY 1, 2010                  $3,339,574     $2,282,616       $257,006      $  828,991
Changes From Operations:
   - Net investment income (loss)                  30,627         35,869          2,622          37,097
   - Net realized gain (loss) on investments      (38,001)       (19,247)         3,500          15,379
   - Net change in unrealized appreciation
     or depreciation on investments               375,333        151,891         35,345          12,133
                                               ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      367,959        168,513         41,467          64,609
Change From Unit Transactions:
   - Contract purchases                           354,910        389,855         67,563         198,718
   - Contract withdrawals                        (207,078)      (170,940)       (32,503)        (98,460)
   - Contract transfers                           (62,979)        57,967        140,596         135,190
                                               ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                84,853        276,882        175,656         235,448
                                               ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           452,812        445,395        217,123         300,057
                                               ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                 3,792,386      2,728,011        474,129       1,129,048
Changes From Operations:
   - Net investment income (loss)                  39,034         34,002         12,605          40,151
   - Net realized gain (loss) on investments      (25,505)        (8,702)        19,319          65,644
   - Net change in unrealized appreciation
     or depreciation on investments              (109,570)      (451,235)       (61,626)        (37,178)
                                               ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (96,041)      (425,935)       (29,702)         68,617
Change From Unit Transactions:
   - Contract purchases                           499,125        432,331        268,789         276,177
   - Contract withdrawals                        (305,938)      (185,063)       (63,387)       (101,646)
   - Contract transfers                           (57,851)        43,183         53,904          (5,308)
                                               ----------     ----------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               135,336        290,451        259,306         169,223
                                               ----------     ----------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            39,295       (135,484)       229,604         237,840
                                               ----------     ----------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                $3,831,681     $2,592,527       $703,733      $1,366,888
                                               ==========     ==========       ========      ==========

See accompanying notes.

                                               DELAWARE               DELAWARE VIP
                                                 VIP       DELAWARE   LIMITED-TERM   DELAWARE
                                               EMERGING      VIP       DIVERSIFIED      VIP
                                               MARKETS    HIGH YIELD     INCOME        REIT
                                               STANDARD    STANDARD     STANDARD     STANDARD
                                                CLASS       CLASS         CLASS        CLASS
                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  ------------  ----------
NET ASSETS AT JANUARY 1, 2010                 $1,576,932   $793,299     $ 86,987    $  777,000
Changes From Operations:
   - Net investment income (loss)                     17     59,382        2,066        17,813
   - Net realized gain (loss) on investments       1,589      6,720        1,021       (75,502)
   - Net change in unrealized appreciation
     or depreciation on investments              211,210     49,890        1,104       256,076
                                              ----------   --------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     212,816    115,992        4,191       198,387
Change From Unit Transactions:
   - Contract purchases                          254,236     95,668      113,106       131,105
   - Contract withdrawals                       (106,899)   (60,842)     (17,449)      (95,028)
   - Contract transfers                         (110,083)    (5,044)      19,534       (14,640)
                                              ----------   --------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               37,254     29,782      115,191        21,437
                                              ----------   --------     --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          250,070    145,774      119,382       219,824
                                              ----------   --------     --------    ----------
NET ASSETS AT DECEMBER 31, 2010                1,827,002    939,073      206,369       996,824
Changes From Operations:
   - Net investment income (loss)                 24,125     84,095        3,609        10,127
   - Net realized gain (loss) on investments      22,914     24,148        3,995       (18,840)
   - Net change in unrealized appreciation
     or depreciation on investments             (447,075)   (89,043)      (1,889)      111,663
                                              ----------   --------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (400,036)    19,200        5,715       102,950
Change From Unit Transactions:
   - Contract purchases                          352,725    162,485      139,534       124,072
   - Contract withdrawals                       (127,430)   (82,267)     (27,954)     (118,484)
   - Contract transfers                         (180,177)   (47,205)      50,371        (6,684)
                                              ----------   --------     --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               45,118     33,013      161,951        (1,096)
                                              ----------   --------     --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (354,918)    52,213      167,666       101,854
                                              ----------   --------     --------    ----------
NET ASSETS AT DECEMBER 31, 2011               $1,472,084   $991,286     $374,035    $1,098,678
                                              ==========   ========     ========    ==========

                                               DELAWARE    DELAWARE
                                                  VIP        VIP       DELAWARE    DELAWARE     DELAWARE
                                               SMALL CAP   SMID CAP       VIP         VIP         VIP
                                                 VALUE      GROWTH       TREND    U.S. GROWTH    VALUE
                                               STANDARD    STANDARD    STANDARD    STANDARD     STANDARD
                                                 CLASS      CLASS        CLASS       CLASS       CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  ----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                 $1,065,649   $     --   $ 713,270    $151,357     $534,087
Changes From Operations:
   - Net investment income (loss)                 (1,094)    (1,250)     (3,790)       (775)       9,737
   - Net realized gain (loss) on investments      20,091      5,640      89,251       2,718       (7,651)
   - Net change in unrealized appreciation
     or depreciation on investments              319,279     90,372      37,909       9,873       87,373
                                              ----------   --------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     338,276     94,762     123,370      11,816       89,459
Change From Unit Transactions:
   - Contract purchases                          119,727     22,002      27,377      20,198      101,762
   - Contract withdrawals                       (112,359)   (12,106)    (45,269)     (9,580)     (42,007)
   - Contract transfers                            2,707    680,383    (818,748)    (39,734)       3,795
                                              ----------   --------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               10,075    690,279    (836,640)    (29,116)      63,550
                                              ----------   --------   ---------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          348,351    785,041    (713,270)    (17,300)     153,009
                                              ----------   --------   ---------    --------     --------
NET ASSETS AT DECEMBER 31, 2010                1,414,000    785,041          --     134,057      687,096
Changes From Operations:
   - Net investment income (loss)                 (1,954)     2,588          --        (439)       9,102
   - Net realized gain (loss) on investments      92,924     94,930          --       5,175       (1,054)
   - Net change in unrealized appreciation
     or depreciation on investments             (121,127)   (37,947)         --       5,132       50,518
                                              ----------   --------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (30,157)    59,571          --       9,868       58,566
Change From Unit Transactions:
   - Contract purchases                          128,985     55,188          --      34,959       95,726
   - Contract withdrawals                       (174,545)   (86,333)         --     (19,102)     (69,578)
   - Contract transfers                           49,149     30,426          --       2,765       16,737
                                              ----------   --------   ---------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                3,589       (719)         --      18,622       42,885
                                              ----------   --------   ---------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (26,568)    58,852          --      28,490      101,451
                                              ----------   --------   ---------    --------     --------
NET ASSETS AT DECEMBER 31, 2011               $1,387,432   $843,893   $      --    $162,547     $788,547
                                              ==========   ========   =========    ========     ========

                                                DWS VIP
                                              ALTERNATIVE                           FIDELITY VIP
                                                 ASSET       DWS VIP      DWS VIP      ASSET
                                               ALLOCATION  EQUITY 500    SMALL CAP    MANAGER
                                                  PLUS        INDEX        INDEX      INITIAL
                                                CLASS A      CLASS A      CLASS A      CLASS
                                               SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              -----------  -----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                   $ 2,582    $2,245,795    $718,384     $209,429
Changes From Operations:
   - Net investment income (loss)                   (53)       26,711       1,336        1,825
   - Net realized gain (loss) on investments         54        (1,023)    (21,256)        (307)
   - Net change in unrealized appreciation
     or depreciation on investments               2,989       277,485     189,830       24,603
                                                -------    ----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      2,990       303,173     169,910       26,121
Change From Unit Transactions:
   - Contract purchases                          20,718       148,516      46,098        1,230
   - Contract withdrawals                        (2,930)     (186,594)    (30,682)     (20,513)
   - Contract transfers                           8,518       (33,064)    (84,587)          20
                                                -------    ----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              26,306       (71,142)    (69,171)     (19,263)
                                                -------    ----------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          29,296       232,031     100,739        6,858
                                                -------    ----------    --------     --------
NET ASSETS AT DECEMBER 31, 2010                  31,878     2,477,826     819,123      216,287
Changes From Operations:
   - Net investment income (loss)                   402        25,149       1,434        2,549
   - Net realized gain (loss) on investments        257        67,370      (2,053)      12,214
   - Net change in unrealized appreciation
     or depreciation on investments              (2,810)      (63,840)    (38,692)     (20,907)
                                                -------    ----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,151)       28,679     (39,311)      (6,144)
Change From Unit Transactions:
   - Contract purchases                           7,071       137,015      37,681        1,226
   - Contract withdrawals                        (3,453)     (210,290)    (37,548)     (22,772)
   - Contract transfers                          27,288        (2,629)      7,322           16
                                                -------    ----------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              30,906       (75,904)      7,455      (21,530)
                                                -------    ----------    --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          28,755       (47,225)    (31,856)     (27,674)
                                                -------    ----------    --------     --------
NET ASSETS AT DECEMBER 31, 2011                 $60,633    $2,430,601    $787,267     $188,613
                                                =======    ==========    ========     ========

See accompanying notes.

                                              FIDELITY VIP   FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                               CONTRAFUND   EQUITY-INCOME  EQUITY-INCOME     GROWTH
                                                SERVICE        INITIAL        SERVICE        SERVICE
                                                 CLASS          CLASS          CLASS          CLASS
                                               SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                              ------------  -------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2010                  $1,643,933     $437,228       $ 261,817      $347,517
Changes From Operations:
   - Net investment income (loss)                   8,026        4,428           1,343        (2,151)
   - Net realized gain (loss) on investments      (55,819)     (11,186)        (20,722)       12,732
   - Net change in unrealized appreciation
     or depreciation on investments               316,940       66,679          42,525        78,602
                                               ----------     --------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      269,147       59,921          23,146        89,183
Change From Unit Transactions:
   - Contract purchases                           261,040        7,745          24,654        79,573
   - Contract withdrawals                        (136,370)     (37,820)         (9,933)      (31,769)
   - Contract transfers                           (92,327)      (3,210)       (100,518)       (2,542)
                                               ----------     --------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                32,343      (33,285)        (85,797)       45,262
                                               ----------     --------       ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           301,490       26,636         (62,651)      134,445
                                               ----------     --------       ---------      --------
NET ASSETS AT DECEMBER 31, 2010                 1,945,423      463,864         199,166       481,962
Changes From Operations:
   - Net investment income (loss)                   5,873        7,979           3,464        (1,818)
   - Net realized gain (loss) on investments        5,250      (70,945)           (714)       20,929
   - Net change in unrealized appreciation
     or depreciation on investments               (76,982)      63,888          (2,846)      (21,531)
                                               ----------     --------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (65,859)         922             (96)       (2,420)
Change From Unit Transactions:
   - Contract purchases                           212,448        7,595          15,284        51,693
   - Contract withdrawals                        (177,571)     (30,270)         (8,953)      (35,161)
   - Contract transfers                           (23,138)       3,402            (267)       (4,886)
                                               ----------     --------       ---------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                11,739      (19,273)          6,064        11,646
                                               ----------     --------       ---------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (54,120)     (18,351)          5,968         9,226
                                               ----------     --------       ---------      --------
NET ASSETS AT DECEMBER 31, 2011                $1,891,303     $445,513       $ 205,134      $491,188
                                               ==========     ========       =========      ========

                                               FIDELITY VIP                FIDELITY VIP
                                                 GROWTH      FIDELITY VIP   INVESTMENT   FIDELITY VIP  FIDELITY VIP
                                              OPPORTUNITIES   HIGH INCOME   GRADE BOND      MID CAP      OVERSEAS
                                                 SERVICE        SERVICE      INITIAL        SERVICE       SERVICE
                                                  CLASS          CLASS        CLASS          CLASS         CLASS
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              -------------  ------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                    $71,265       $ 56,014      $277,150      $434,158      $179,889
Changes From Operations:
   - Net investment income (loss)                   (457)         4,459         7,520        (1,620)        1,946
   - Net realized gain (loss) on investments       8,597             25         4,137         3,593        (1,266)
   - Net change in unrealized appreciation
     or depreciation on investments                7,074          3,128         7,024       127,811        27,355
                                                 -------       --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      15,214          7,612        18,681       129,784        28,035
Change From Unit Transactions:
   - Contract purchases                            8,526          5,876        10,089       129,229        76,052
   - Contract withdrawals                         (6,284)        (4,995)      (33,043)      (47,577)      (25,176)
   - Contract transfers                           (3,835)         2,540         1,968       (24,027)          512
                                                 -------       --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (1,593)         3,421       (20,986)       57,625        51,388
                                                 -------       --------      --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           13,621         11,033        (2,305)      187,409        79,423
                                                 -------       --------      --------      --------      --------
NET ASSETS AT DECEMBER 31, 2010                   84,886         67,047       274,845       621,567       259,312
Changes From Operations:
   - Net investment income (loss)                   (343)         3,888         6,917        (2,586)        2,291
   - Net realized gain (loss) on investments       4,047           (795)       14,443        11,190         1,004
   - Net change in unrealized appreciation
     or depreciation on investments               (2,286)          (863)       (3,633)      (84,986)      (49,877)
                                                 -------       --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       1,418          2,230        17,727       (76,382)      (46,582)
Change From Unit Transactions:
   - Contract purchases                            8,919          4,400         9,544       109,907        46,903
   - Contract withdrawals                         (6,775)       (10,997)      (30,525)      (52,268)      (30,642)
   - Contract transfers                           (2,560)           818         3,444        13,549        14,646
                                                 -------       --------      --------      --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (416)        (5,779)      (17,537)       71,188        30,907
                                                 -------       --------      --------      --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,002         (3,549)          190        (5,194)      (15,675)
                                                 -------       --------      --------      --------      --------
NET ASSETS AT DECEMBER 31, 2011                  $85,888       $ 63,498      $275,035      $616,373      $243,637
                                                 =======       ========      ========      ========      ========

                                                             FTVIPT
                                                FTVIPT      FRANKLIN     FTVIPT      FTVIPT
                                               FRANKLIN     SMALL-MID    MUTUAL    TEMPLETON
                                                INCOME     CAP GROWTH    SHARES     FOREIGN
                                              SECURITIES   SECURITIES  SECURITIES  SECURITIES
                                               CLASS 1       CLASS 1     CLASS 1    CLASS 1
                                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              -----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $378,399     $359,129    $296,085    $269,487
Changes From Operations:
   - Net investment income (loss)                23,890       (2,511)      4,059       3,352
   - Net realized gain (loss) on investments      2,297        1,749      (2,031)     (2,719)
   - Net change in unrealized appreciation
     or depreciation on investments              25,407       96,150      33,069      21,749
                                               --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     51,594       95,388      35,097      22,382
Change From Unit Transactions:
   - Contract purchases                         127,848       55,016      69,306      18,235
   - Contract withdrawals                       (41,559)     (29,802)    (26,169)    (26,930)
   - Contract transfers                          (6,689)     (43,936)      6,095         644
                                               --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              79,600      (18,722)     49,232      (8,051)
                                               --------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         131,194       76,666      84,329      14,331
                                               --------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                 509,593      435,795     380,414     283,818
Changes From Operations:
   - Net investment income (loss)                29,782       (2,820)      9,095       3,304
   - Net realized gain (loss) on investments        467       14,693      (3,360)     (3,106)
   - Net change in unrealized appreciation
     or depreciation on investments             (23,164)     (34,124)    (11,593)    (29,887)
                                               --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      7,085      (22,251)     (5,858)    (29,689)
Change From Unit Transactions:
   - Contract purchases                         172,610       60,662     132,907      20,658
   - Contract withdrawals                       (71,552)     (49,599)    (57,907)    (30,459)
   - Contract transfers                          23,012       (4,205)     14,182       6,740
                                               --------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             124,070        6,858      89,182      (3,061)
                                               --------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         131,155      (15,393)     83,324     (32,750)
                                               --------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2011                $640,748     $420,402    $463,738    $251,068
                                               ========     ========    ========    ========

See accompanying notes.

                                                FTVIPT       FTVIPT       FTVIPT       FTVIPT
                                              TEMPLETON     TEMPLETON    TEMPLETON    TEMPLETON
                                               FOREIGN    GLOBAL ASSET  GLOBAL BOND    GROWTH
                                              SECURITIES   ALLOCATION   SECURITIES   SECURITIES
                                               CLASS 2       CLASS 1      CLASS 1      CLASS 1
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              ----------  ------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $103,452     $ 23,485     $655,748     $330,455
Changes From Operations:
   - Net investment income (loss)                 1,145          (50)       6,523        2,993
   - Net realized gain (loss) on investments        179       (9,752)      14,146      (17,566)
   - Net change in unrealized appreciation
     or depreciation on investments               7,268       10,747       71,915       32,928
                                               --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      8,592          945       92,584       18,355
Change From Unit Transactions:
   - Contract purchases                           8,047          300       62,465       39,705
   - Contract withdrawals                        (8,915)        (665)     (53,741)     (41,467)
   - Contract transfers                           4,074      (24,065)      20,108      (36,073)
                                               --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,206      (24,430)      28,832      (37,835)
                                               --------     --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          11,798      (23,485)     121,416      (19,480)
                                               --------     --------     --------     --------
NET ASSETS AT DECEMBER 31, 2010                 115,250           --      777,164      310,975
Changes From Operations:
   - Net investment income (loss)                 1,331           --       38,884        2,793
   - Net realized gain (loss) on investments      5,182           --       22,491       (3,774)
   - Net change in unrealized appreciation
     or depreciation on investments             (19,366)          --      (69,200)     (21,450)
                                               --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (12,853)          --       (7,825)     (22,431)
Change From Unit Transactions:
   - Contract purchases                          12,152           --       78,330       51,223
   - Contract withdrawals                       (16,180)          --      (63,756)     (33,499)
   - Contract transfers                           3,723           --      (35,790)       5,057
                                               --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (305)          --      (21,216)      22,781
                                               --------     --------     --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (13,158)          --      (29,041)         350
                                               --------     --------     --------     --------
NET ASSETS AT DECEMBER 31, 2011                $102,092     $     --     $748,123     $311,325
                                               ========     ========     ========     ========

                                                FTVIPT
                                              TEMPLETON   INVESCO V.I.                INVESCO V.I.   INVESCO V.I.
                                                GROWTH       CAPITAL    INVESCO V.I.   DIVERSIFIED  INTERNATIONAL
                                              SECURITIES  APPRECIATION  CORE EQUITY      INCOME         GROWTH
                                               CLASS 2      SERIES I      SERIES I      SERIES I       SERIES I
                                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                              ----------  ------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                  $49,481     $1,052,733    $1,647,897     $196,697      $408,934
Changes From Operations:
   - Net investment income (loss)                  286           (198)        2,855        9,910         6,246
   - Net realized gain (loss) on investments    (2,471)       (33,485)        5,483       (7,783)        4,082
   - Net change in unrealized appreciation
     or depreciation on investments              5,798        171,830       122,159       15,256        36,603
                                               -------     ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     3,613        138,147       130,497       17,383        46,931
Change From Unit Transactions:
   - Contract purchases                          3,722         42,251        86,229        2,970        12,476
   - Contract withdrawals                       (6,322)      (152,527)     (126,597)     (21,794)       (5,027)
   - Contract transfers                          4,656        (40,720)     (144,581)         (43)      (18,157)
                                               -------     ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,056       (150,996)     (184,949)     (18,867)      (10,708)
                                               -------     ----------    ----------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          5,669        (12,849)      (54,452)      (1,484)       36,223
                                               -------     ----------    ----------     --------      --------
NET ASSETS AT DECEMBER 31, 2010                 55,150      1,039,884     1,593,445      195,213       445,157
Changes From Operations:
   - Net investment income (loss)                  423         (5,700)        4,164        8,624         3,418
   - Net realized gain (loss) on investments    (5,291)       (95,252)      105,558      (53,289)       13,224
   - Net change in unrealized appreciation
     or depreciation on investments              1,086         16,447      (117,748)      56,471       (51,406)
                                               -------     ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (3,782)       (84,505)       (8,026)      11,806       (34,764)
Change From Unit Transactions:
   - Contract purchases                          4,427         52,783        80,936        3,358        13,552
   - Contract withdrawals                       (5,529)       (85,214)     (170,168)     (23,253)      (14,613)
   - Contract transfers                          1,111         (6,041)        4,000          (60)       14,419
                                               -------     ----------    ----------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  9        (38,472)      (85,232)     (19,955)       13,358
                                               -------     ----------    ----------     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (3,773)      (122,977)      (93,258)      (8,149)      (21,406)
                                               -------     ----------    ----------     --------      --------
NET ASSETS AT DECEMBER 31, 2011                $51,377     $  916,907    $1,500,187     $187,064      $423,751
                                               =======     ==========    ==========     ========      ========

                                                                                       JANUS
                                                  JANUS        JANUS        JANUS      ASPEN
                                                  ASPEN        ASPEN        ASPEN      SERIES
                                                 SERIES        SERIES      SERIES      GLOBAL
                                                BALANCED      BALANCED   ENTERPRISE  TECHNOLOGY
                                              INSTITUTIONAL   SERVICE      SERVICE    SERVICE
                                                  CLASS        CLASS        CLASS      CLASS
                                               SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              -------------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                   $226,371      $333,386    $109,396    $ 28,699
Changes From Operations:
   - Net investment income (loss)                  3,259         5,747        (823)       (217)
   - Net realized gain (loss) on investments       8,925         5,856       7,044       2,426
   - Net change in unrealized appreciation
     or depreciation on investments               (1,029)       11,552      14,524       4,272
                                                --------      --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      11,155        23,155      20,745       6,481
Change From Unit Transactions:
   - Contract purchases                           12,756        42,671       8,801       2,091
   - Contract withdrawals                        (19,804)      (27,265)     (1,047)     (2,614)
   - Contract transfers                          (68,793)      (18,439)    (37,488)     (1,043)
                                                --------      --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (75,841)       (3,033)    (29,734)     (1,566)
                                                --------      --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (64,686)       20,122      (8,989)      4,915
                                                --------      --------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                  161,685       353,508     100,407      33,614
Changes From Operations:
   - Net investment income (loss)                  2,999         4,074        (750)       (165)
   - Net realized gain (loss) on investments      20,836        26,832       3,189       8,002
   - Net change in unrealized appreciation
     or depreciation on investments              (22,112)      (27,144)     (4,945)     (9,977)
                                                --------      --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       1,723         3,762      (2,506)     (2,140)
Change From Unit Transactions:
   - Contract purchases                            8,594        31,593       5,806       1,869
   - Contract withdrawals                        (18,767)      (30,931)     (9,611)    (15,860)
   - Contract transfers                              864       (61,067)       (814)        (72)
                                                --------      --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (9,309)      (60,405)     (4,619)    (14,063)
                                                --------      --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (7,586)      (56,643)     (7,125)    (16,203)
                                                --------      --------    --------    --------
NET ASSETS AT DECEMBER 31, 2011                 $154,099      $296,865    $ 93,282    $ 17,411
                                                ========      ========    ========    ========

See accompanying notes.

                                                  JANUS        JANUS          LVIP           LVIP
                                                  ASPEN        ASPEN         BARON          BARON
                                                  SERIES       SERIES       GROWTH          GROWTH
                                                WORLDWIDE    WORLDWIDE   OPPORTUNITIES  OPPORTUNITIES
                                              INSTITUTIONAL   SERVICE      STANDARD        SERVICE
                                                  CLASS        CLASS         CLASS          CLASS
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                              -------------  ----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $309,259      $60,461      $20,852        $150,717
Changes From Operations:
   - Net investment income (loss)                    (412)        (227)        (157)         (1,211)
   - Net realized gain (loss) on investments       14,036        1,027          (56)          3,563
   - Net change in unrealized appreciation
     or depreciation on investments                28,129        7,298        5,569          44,016
                                                 --------      -------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       41,753        8,098        5,356          46,368
Change From Unit Transactions:
   - Contract purchases                            24,098        8,374        2,215          38,701
   - Contract withdrawals                         (20,106)      (4,625)      (2,026)        (18,886)
   - Contract transfers                           (32,621)      (9,013)        (498)         12,321
                                                 --------      -------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                (28,629)      (5,264)        (309)         32,136
                                                 --------      -------      -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            13,124        2,834        5,047          78,504
                                                 --------      -------      -------        --------
NET ASSETS AT DECEMBER 31, 2010                   322,383       63,295       25,899         229,221
Changes From Operations:
   - Net investment income (loss)                     357         (232)        (256)         (1,277)
   - Net realized gain (loss) on investments       15,453          561        1,544          35,302
   - Net change in unrealized appreciation
     or depreciation on investments               (61,713)      (9,836)         399         (24,694)
                                                 --------      -------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (45,903)      (9,507)       1,687           9,331
Change From Unit Transactions:
   - Contract purchases                            29,988        9,208        1,810          62,217
   - Contract withdrawals                         (18,581)      (4,390)      (6,085)        (22,550)
   - Contract transfers                             6,476         (294)       8,476         (22,991)
                                                 --------      -------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                17,883        4,524        4,201          16,676
                                                 --------      -------      -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (28,020)      (4,983)       5,888          26,007
                                                 --------      -------      -------        --------
NET ASSETS AT DECEMBER 31, 2011                  $294,363      $58,312      $31,787        $255,228
                                                 ========      =======      =======        ========

                                                 LVIP                     LVIP
                                              BLACKROCK                 COHEN &         LVIP
                                              INFLATION      LVIP        STEERS       COLUMBIA       LVIP
                                              PROTECTED    CAPITAL       GLOBAL        VALUE       DELAWARE
                                                 BOND       GROWTH    REAL ESTATE  OPPORTUNITIES     BOND
                                               STANDARD    STANDARD    STANDARD       STANDARD     STANDARD
                                                CLASS       CLASS        CLASS          CLASS        CLASS
                                              SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  -----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                  $     --     $ 2,660     $190,355      $ 55,948    $2,264,171
Changes From Operations:
   - Net investment income (loss)                   623         (17)      (1,309)         (279)       66,534
   - Net realized gain (loss) on investments        235          63        7,022         1,637        78,298
   - Net change in unrealized appreciation
     or depreciation on investments                (230)      2,812       33,189        14,979        29,245
                                               --------     -------     --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        628       2,858       38,902        16,337       174,077
Change From Unit Transactions:
   - Contract purchases                          88,853      10,887       52,292        19,983       331,031
   - Contract withdrawals                        (8,662)     (1,295)     (15,377)       (5,530)     (184,540)
   - Contract transfers                          14,589       6,772       (2,527)        1,421       (44,747)
                                               --------     -------     --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS               94,780      16,364       34,388        15,874       101,744
                                               --------     -------     --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          95,408      19,222       73,290        32,211       275,821
                                               --------     -------     --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2010                  95,408      21,882      263,645        88,159     2,539,992
Changes From Operations:
   - Net investment income (loss)                 3,407         (77)      (1,725)         (524)       73,465
   - Net realized gain (loss) on investments      3,493         200        8,364         2,327       132,172
   - Net change in unrealized appreciation
     or depreciation on investments               8,380      (5,085)     (35,114)       (4,415)      (25,643)
                                               --------     -------     --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     15,280      (4,962)     (28,475)       (2,612)      179,994
Change From Unit Transactions:
   - Contract purchases                          84,781      44,622       52,366        42,842       412,005
   - Contract withdrawals                       (16,588)     (8,773)     (23,448)       (9,115)     (246,548)
   - Contract transfers                          31,075      16,963       22,922         1,251      (149,475)
                                               --------     -------     --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              99,268      52,812       51,840        34,978        15,982
                                               --------     -------     --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         114,548      47,850       23,365        32,366       195,976
                                               --------     -------     --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2011                $209,956     $69,732     $287,010      $120,525    $2,735,968
                                               ========     =======     ========      ========    ==========

                                                  LVIP        LVIP
                                                DELAWARE     DELAWARE     LVIP        LVIP
                                              DIVERSIFIED  FOUNDATION   DELAWARE    DELAWARE
                                               FLOATING    AGGRESSIVE  GROWTH AND    SOCIAL
                                                 RATE      ALLOCATION    INCOME    AWARENESS
                                               STANDARD     STANDARD    STANDARD    STANDARD
                                                 CLASS       CLASS        CLASS      CLASS
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              -----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                   $    --     $210,891    $ 78,299    $ 84,497
Changes From Operations:
   - Net investment income (loss)                    11        5,256         419        (114)
   - Net realized gain (loss) on investments         --       (2,812)         80        (306)
   - Net change in unrealized appreciation
     or depreciation on investments                  (6)      25,014      11,622      10,674
                                                -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          5       27,458      12,121      10,254
Change From Unit Transactions:
   - Contract purchases                          29,007       58,606      29,869      14,991
   - Contract withdrawals                        (2,289)     (16,068)     (7,534)     (5,836)
   - Contract transfers                           4,146      (14,243)      4,680         860
                                                -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS               30,864       28,295      27,015      10,015
                                                -------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          30,869       55,753      39,136      20,269
                                                -------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2010                  30,869      266,644     117,435     104,766
Changes From Operations:
   - Net investment income (loss)                   989        4,245         811          61
   - Net realized gain (loss) on investments        (89)      (1,824)      1,292       3,111
   - Net change in unrealized appreciation
     or depreciation on investments              (1,867)     (13,236)     (2,265)     (3,177)
                                                -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (967)     (10,815)       (162)         (5)
Change From Unit Transactions:
   - Contract purchases                          49,517       71,129      24,920       7,391
   - Contract withdrawals                        (8,673)     (15,929)     (9,632)     (5,268)
   - Contract transfers                           5,108      (42,251)     12,210        (767)
                                                -------     --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              45,952       12,949      27,498       1,356
                                                -------     --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          44,985        2,134      27,336       1,351
                                                -------     --------    --------    --------
NET ASSETS AT DECEMBER 31, 2011                 $75,854     $268,778    $144,771    $106,117
                                                =======     ========    ========    ========

See accompanying notes.

                                                   LVIP          LVIP                      LVIP
                                                 DELAWARE    DIMENSIONAL      LVIP     DIMENSIONAL/
                                                 SPECIAL       NON-U.S.   DIMENSIONAL    VANGUARD
                                              OPPORTUNITIES     EQUITY    U.S. EQUITY   TOTAL BOND
                                                 STANDARD      STANDARD     STANDARD     STANDARD
                                                  CLASS         CLASS        CLASS        CLASS
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              -------------  -----------  -----------  ------------
NET ASSETS AT JANUARY 1, 2010                    $  3,716        $   --      $   --       $    --
Changes From Operations:
   - Net investment income (loss)                     115            --          --            --
   - Net realized gain (loss) on investments          491            --          --            --
   - Net change in unrealized appreciation
     or depreciation on investments                 4,823            --          --            --
                                                 --------        ------      ------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        5,429            --          --            --
Change From Unit Transactions:
   - Contract purchases                            10,737            --          --            --
   - Contract withdrawals                          (2,098)           --          --            --
   - Contract transfers                            13,140            --          --            --
                                                 --------        ------      ------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                21,779            --          --            --
                                                 --------        ------      ------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            27,208            --          --            --
                                                 --------        ------      ------       -------
NET ASSETS AT DECEMBER 31, 2010                    30,924            --          --            --
Changes From Operations:
   - Net investment income (loss)                    (117)            5          --             1
   - Net realized gain (loss) on investments        4,347            --          --             1
   - Net change in unrealized appreciation
     or depreciation on investments                (9,519)           49           7            38
                                                 --------        ------      ------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (5,289)           54           7            40
Change From Unit Transactions:
   - Contract purchases                             9,176         5,287       2,685        16,575
   - Contract withdrawals                         (15,142)         (279)        (28)         (890)
   - Contract transfers                            37,611            --          --             5
                                                 --------        ------      ------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                31,645         5,008       2,657        15,690
                                                 --------        ------      ------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            26,356         5,062       2,664        15,730
                                                 --------        ------      ------       -------
NET ASSETS AT DECEMBER 31, 2011                  $ 57,280        $5,062      $2,664       $15,730
                                                 ========        ======      ======       =======

                                                              LVIP                      LVIP
                                                 LVIP        JANUS         LVIP          MFS
                                                GLOBAL      CAPITAL      JPMORGAN   INTERNATIONAL
                                                INCOME    APPRECIATION  HIGH YIELD      GROWTH
                                               STANDARD     STANDARD     STANDARD      STANDARD
                                                CLASS        CLASS         CLASS        CLASS
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                              ----------  ------------  ----------  -------------
NET ASSETS AT JANUARY 1, 2010                  $     48     $ 93,572      $    --      $ 87,935
Changes From Operations:
   - Net investment income (loss)                   558          200          217           269
   - Net realized gain (loss) on investments         85        1,385            8        (1,038)
   - Net change in unrealized appreciation
     or depreciation on investments                 831        9,572          155        13,661
                                               --------     --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,474       11,157          380        12,892
Change From Unit Transactions:
   - Contract purchases                          22,809       36,104        5,394        26,399
   - Contract withdrawals                        (5,933)     (12,162)        (473)       (8,134)
   - Contract transfers                           5,822        4,968        3,341         3,432
                                               --------     --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              22,698       28,910        8,262        21,697
                                               --------     --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          24,172       40,067        8,642        34,589
                                               --------     --------      -------      --------
NET ASSETS AT DECEMBER 31, 2010                  24,220      133,639        8,642       122,524
Changes From Operations:
   - Net investment income (loss)                 7,584         (403)       2,652         3,425
   - Net realized gain (loss) on investments        245        1,795          (68)        3,912
   - Net change in unrealized appreciation
     or depreciation on investments              (9,842)      (9,471)      (3,027)      (19,441)
                                               --------     --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,013)      (8,079)        (443)      (12,104)
Change From Unit Transactions:
   - Contract purchases                         125,051       18,400       52,373        50,354
   - Contract withdrawals                       (27,658)     (14,713)      (5,841)      (27,817)
   - Contract transfers                          80,743       12,748       18,096         3,899
                                               --------     --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             178,136       16,435       64,628        26,436
                                               --------     --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         176,123        8,356       64,185        14,332
                                               --------     --------      -------      --------
NET ASSETS AT DECEMBER 31, 2011                $200,343     $141,995      $72,827      $136,856
                                               ========     ========      =======      ========

                                                                          LVIP
                                                 LVIP        LVIP        MONDRIAN        LVIP          LVIP
                                                 MFS        MID-CAP   INTERNATIONAL     MONEY        PROTECTED
                                                VALUE        VALUE        VALUE         MARKET     PROFILE 2010
                                               STANDARD    STANDARD      STANDARD      STANDARD      STANDARD
                                                CLASS        CLASS        CLASS         CLASS          CLASS
                                              SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              ----------  ----------  -------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                  $100,970     $17,219     $529,108     $ 4,581,508     $83,137
Changes From Operations:
   - Net investment income (loss)                 1,576         (47)      15,162         (30,413)        412
   - Net realized gain (loss) on investments        687         540      (11,763)             19       1,250
   - Net change in unrealized appreciation
     or depreciation on investments              16,101       4,427        9,172              (1)      7,016
                                               --------     -------     --------     -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     18,364       4,920       12,571         (30,395)      8,678
Change From Unit Transactions:
   - Contract purchases                         100,961       5,655       92,801       2,971,247       5,000
   - Contract withdrawals                       (23,016)     (2,763)     (63,229)     (1,612,089)     (7,669)
   - Contract transfers                           6,483         874       27,150      (1,028,570)         34
                                               --------     -------     --------     -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              84,428       3,766       56,722         330,588      (2,635)
                                               --------     -------     --------     -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         102,792       8,686       69,293         300,193       6,043
                                               --------     -------     --------     -----------     -------
NET ASSETS AT DECEMBER 31, 2010                 203,762      25,905      598,401       4,881,701      89,180
Changes From Operations:
   - Net investment income (loss)                 3,923        (151)      16,455         (29,352)        162
   - Net realized gain (loss) on investments      1,996         403       (8,469)              5       1,793
   - Net change in unrealized appreciation
     or depreciation on investments              (8,054)     (4,496)     (39,356)             --      (1,438)
                                               --------     -------     --------     -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,135)     (4,244)     (31,370)        (29,347)        517
Change From Unit Transactions:
   - Contract purchases                         149,398      10,577       94,859       2,504,301       5,000
   - Contract withdrawals                       (39,825)     (4,006)     (65,047)       (959,143)     (8,174)
   - Contract transfers                          57,373       3,793       20,503        (610,235)       (244)
                                               --------     -------     --------     -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             166,946      10,364       50,315         934,923      (3,418)
                                               --------     -------     --------     -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         164,811       6,120       18,945         905,576      (2,901)
                                               --------     -------     --------     -----------     -------
NET ASSETS AT DECEMBER 31, 2011                $368,573     $32,025     $617,346     $ 5,787,277     $86,279
                                               ========     =======     ========     ===========     =======

See accompanying notes.

                                                 LVIP        LVIP        LVIP         LVIP
                                              PROTECTED    PROTECTED   PROTECTED    PROTECTED
                                               PROFILE      PROFILE     PROFILE      PROFILE
                                                 2020        2030        2040     CONSERVATIVE
                                               STANDARD    STANDARD    STANDARD     STANDARD
                                                CLASS        CLASS       CLASS        CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                              ----------  ----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                  $208,043    $220,906   $ 229,199    $ 20,704
Changes From Operations:
   - Net investment income (loss)                   839         449        (342)      3,041
   - Net realized gain (loss) on investments      2,000       2,310      25,072         775
   - Net change in unrealized appreciation
     or depreciation on investments              22,127      21,286      (7,502)      3,133
                                               --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     24,966      24,045      17,228       6,949
Change From Unit Transactions:
   - Contract purchases                          37,546       4,376       6,131      13,086
   - Contract withdrawals                       (21,437)    (28,632)   (148,029)     (7,196)
   - Contract transfers                             225         657       1,573      67,352
                                               --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              16,334     (23,599)   (140,325)     73,242
                                               --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          41,300         446    (123,097)     80,191
                                               --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2010                 249,343     221,352     106,102     100,895
Changes From Operations:
   - Net investment income (loss)                   421          91          13       2,499
   - Net realized gain (loss) on investments      3,326       4,754       1,597       2,222
   - Net change in unrealized appreciation
     or depreciation on investments              (4,518)     (6,640)     (3,620)       (953)
                                               --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (771)     (1,795)     (2,010)      3,768
Change From Unit Transactions:
   - Contract purchases                          26,647      23,762       6,271      43,829
   - Contract withdrawals                       (22,999)    (31,288)     (6,417)    (42,800)
   - Contract transfers                          (1,487)        345        (447)     29,758
                                               --------    --------   ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               2,161      (7,181)       (593)     30,787
                                               --------    --------   ---------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,390      (8,976)     (2,603)     34,555
                                               --------    --------   ---------    --------
NET ASSETS AT DECEMBER 31, 2011                $250,733    $212,376   $ 103,499    $135,450
                                               ========    ========   =========    ========

                                                                                      LVIP          LVIP
                                                 LVIP        LVIP        LVIP         SSgA          SSgA
                                               PROTECTED  PROTECTED      SSgA       DEVELOPED     EMERGING
                                                PROFILE    PROFILE       BOND     INTERNATIONAL   MARKETS
                                                GROWTH     MODERATE      INDEX         150          100
                                               STANDARD    STANDARD    STANDARD     STANDARD      STANDARD
                                                 CLASS      CLASS        CLASS        CLASS        CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                              ----------  ----------  ----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                 $2,061,444  $1,154,973   $ 71,378      $21,159      $ 55,826
Changes From Operations:
   - Net investment income (loss)                 51,278      41,907      1,865          281           723
   - Net realized gain (loss) on investments     (27,048)      8,110      1,344            6         2,259
   - Net change in unrealized appreciation
     or depreciation on investments              232,309     137,404      1,275        2,898        21,670
                                              ----------  ----------   --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     256,539     187,421      4,484        3,185        24,652
Change From Unit Transactions:
   - Contract purchases                          490,585     588,068     33,548       11,287        56,891
   - Contract withdrawals                       (202,432)   (211,535)   (12,620)      (1,769)      (12,722)
   - Contract transfers                         (116,685)    232,659     32,697       11,918        13,406
                                              ----------  ----------   --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              171,468     609,192     53,625       21,436        57,575
                                              ----------  ----------   --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          428,007     796,613     58,109       24,621        82,227
                                              ----------  ----------   --------      -------      --------
NET ASSETS AT DECEMBER 31, 2010                2,489,451   1,951,586    129,487       45,780       138,053
Changes From Operations:
   - Net investment income (loss)                 36,913      28,326      4,858          811         3,401
   - Net realized gain (loss) on investments        (497)     27,231      1,388          388        21,004
   - Net change in unrealized appreciation
     or depreciation on investments              (52,882)    (45,787)     1,983       (6,138)      (48,570)
                                              ----------  ----------   --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (16,466)      9,770      8,229       (4,939)      (24,165)
Change From Unit Transactions:
   - Contract purchases                          331,761     466,804     94,664       10,243        45,975
   - Contract withdrawals                       (264,329)   (248,358)   (16,005)      (1,699)      (22,806)
   - Contract transfers                          (13,631)     27,127    (28,192)      (3,257)       32,244
                                              ----------  ----------   --------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               53,801     245,573     50,467        5,287        55,413
                                              ----------  ----------   --------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           37,335     255,343     58,696          348        31,248
                                              ----------  ----------   --------      -------      --------
NET ASSETS AT DECEMBER 31, 2011               $2,526,786  $2,206,929   $188,183      $46,128      $169,301
                                              ==========  ==========   ========      =======      ========

                                                 LVIP                                   LVIP
                                                 SSgA          LVIP         LVIP        SSgA
                                                GLOBAL         SSgA         SSgA      MODERATE
                                               TACTICAL   INTERNATIONAL     LARGE       INDEX
                                              ALLOCATION      INDEX        CAP 100   ALLOCATION
                                               STANDARD      STANDARD     STANDARD    STANDARD
                                                 CLASS        CLASS         CLASS       CLASS
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                              ----------  -------------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $538,565      $ 3,967      $  6,379    $    --
Changes From Operations:
   - Net investment income (loss)                 3,278          121           464         --
   - Net realized gain (loss) on investments     (8,376)          94         3,133         --
   - Net change in unrealized appreciation
     or depreciation on investments              52,199          776         8,199         --
                                               --------      -------      --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     47,101          991        11,796         --
Change From Unit Transactions:
   - Contract purchases                         108,669        4,766         3,754         --
   - Contract withdrawals                       (62,243)      (1,058)       (7,159)        --
   - Contract transfers                           1,320        3,023        48,634         --
                                               --------      -------      --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              47,746        6,731        45,229         --
                                               --------      -------      --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          94,847        7,722        57,025         --
                                               --------      -------      --------    -------
NET ASSETS AT DECEMBER 31, 2010                 633,412       11,689        63,404         --
Changes From Operations:
   - Net investment income (loss)                 5,655          168           718         78
   - Net realized gain (loss) on investments      1,572          104         1,692       (166)
   - Net change in unrealized appreciation
     or depreciation on investments              (1,402)      (2,166)       (1,772)      (853)
                                               --------      -------      --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      5,825       (1,894)          638       (941)
Change From Unit Transactions:
   - Contract purchases                         161,388        6,050        14,447     31,435
   - Contract withdrawals                       (47,512)      (2,082)      (11,035)    (7,440)
   - Contract transfers                          20,045        1,594         4,988         --
                                               --------      -------      --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             133,921        5,562         8,400     23,995
                                               --------      -------      --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         139,746        3,668         9,038     23,054
                                               --------      -------      --------    -------
NET ASSETS AT DECEMBER 31, 2011                $773,158      $15,357      $ 72,442    $23,054
                                               ========      =======      ========    =======

See accompanying notes.

                                                             LVIP        LVIP
                                                 LVIP        SSgA        SSgA
                                                 SSgA     MODERATELY  MODERATELY     LVIP
                                               MODERATE   AGGRESSIVE  AGGRESSIVE     SSgA
                                              STRUCTURED    INDEX     STRUCTURED    S&P 500
                                              ALLOCATION  ALLOCATION  ALLOCATION     INDEX
                                               STANDARD    STANDARD    STANDARD    STANDARD
                                                CLASS       CLASS        CLASS       CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              ----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $     --    $    --     $    --     $110,480
Changes From Operations:
   - Net investment income (loss)                    --         --          --        1,561
   - Net realized gain (loss) on investments         --         --          --        2,547
   - Net change in unrealized appreciation
     or depreciation on investments                  --         --          --       23,859
                                               --------    -------     -------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         --         --          --       27,967
Change From Unit Transactions:
   - Contract purchases                              --         --          --      114,942
   - Contract withdrawals                            --         --          --      (28,814)
   - Contract transfers                              --         --          --       34,905
                                               --------    -------     -------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  --         --          --      121,033
                                               --------    -------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              --         --          --      149,000
                                               --------    -------     -------     --------
NET ASSETS AT DECEMBER 31, 2010                      --         --          --      259,480
Changes From Operations:
   - Net investment income (loss)                   128          9          11        1,694
   - Net realized gain (loss) on investments        (24)       (36)         (5)       4,803
   - Net change in unrealized appreciation
     or depreciation on investments                 960        (83)        (60)      (6,147)
                                               --------    -------     -------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,064       (110)        (54)         350
Change From Unit Transactions:
   - Contract purchases                         113,420     38,374      11,642      110,375
   - Contract withdrawals                       (21,843)    (3,720)     (1,491)     (56,655)
   - Contract transfers                          49,666         --          --       72,851
                                               --------    -------     -------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             141,243     34,654      10,151      126,571
                                               --------    -------     -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         142,307     34,544      10,097      126,921
                                               --------    -------     -------     --------
NET ASSETS AT DECEMBER 31, 2011                $142,307    $34,544     $10,097     $386,401
                                               ========    =======     =======     ========

                                                                                         LVIP
                                                 LVIP        LVIP          LVIP      T. ROWE PRICE
                                                 SSgA        SSgA     T. ROWE PRICE   STRUCTURED       LVIP
                                               SMALL-CAP   SMALL-MID      GROWTH        MID-CAP      TEMPLETON
                                                 INDEX      CAP 200       STOCK         GROWTH        GROWTH
                                               STANDARD    STANDARD      STANDARD      STANDARD      STANDARD
                                                 CLASS       CLASS        CLASS          CLASS         CLASS
                                              SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              ----------  ----------  -------------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                  $ 65,819    $  3,291     $ 21,263       $123,405      $ 59,003
Changes From Operations:
   - Net investment income (loss)                     2         483         (141)          (868)          910
   - Net realized gain (loss) on investments      1,237         599          501            871          (107)
   - Net change in unrealized appreciation
     or depreciation on investments              20,399       4,570        4,162         39,484         3,568
                                               --------    --------     --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     21,638       5,652        4,522         39,487         4,371
Change From Unit Transactions:
   - Contract purchases                          13,216      18,800        9,904         48,439        11,208
   - Contract withdrawals                        (6,177)     (3,287)      (2,925)       (16,617)       (6,518)
   - Contract transfers                          18,782      10,839        3,423         (4,193)        6,288
                                               --------    --------     --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              25,821      26,352       10,402         27,629        10,978
                                               --------    --------     --------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          47,459      32,004       14,924         67,116        15,349
                                               --------    --------     --------       --------      --------
NET ASSETS AT DECEMBER 31, 2010                 113,278      35,295       36,187        190,521        74,352
Changes From Operations:
   - Net investment income (loss)                  (300)        457         (358)        (1,299)        1,020
   - Net realized gain (loss) on investments      3,344       1,409        1,346          5,102           (98)
   - Net change in unrealized appreciation
     or depreciation on investments              (9,051)     (3,106)      (3,218)       (14,246)       (4,494)
                                               --------    --------     --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (6,007)     (1,240)      (2,230)       (10,443)       (3,572)
Change From Unit Transactions:
   - Contract purchases                          12,821      17,315       29,772         66,728        12,296
   - Contract withdrawals                       (18,401)    (12,917)     (13,135)       (16,222)      (20,141)
   - Contract transfers                           6,230      (2,323)      37,949         (4,953)         (559)
                                               --------    --------     --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 650       2,075       54,586         45,553        (8,404)
                                               --------    --------     --------       --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (5,357)        835       52,356         35,110       (11,976)
                                               --------    --------     --------       --------      --------
NET ASSETS AT DECEMBER 31, 2011                $107,921    $ 36,130     $ 88,543       $225,631      $ 62,376
                                               ========    ========     ========       ========      ========

                                                 LVIP         LVIP          LVIP
                                                TURNER      VANGUARD     WELLS FARGO
                                               MID-CAP    INTERNATIONAL   INTRINSIC
                                                GROWTH     EQUITY ETF       VALUE      M BUSINESS
                                               STANDARD     STANDARD      STANDARD    OPPORTUNITY
                                                CLASS         CLASS         CLASS        VALUE
                                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                              ----------  -------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2010                  $  9,011      $   --       $ 76,954      $1,860
Changes From Operations:
   - Net investment income (loss)                  (263)         --            884           1
   - Net realized gain (loss) on investments        683          --         (4,491)         23
   - Net change in unrealized appreciation
     or depreciation on investments              16,631          --         16,719         313
                                               --------      ------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     17,051          --         13,112         337
Change From Unit Transactions:
   - Contract purchases                           1,029          --          5,860       1,162
   - Contract withdrawals                        (6,840)         --         (3,284)       (364)
   - Contract transfers                          54,860          --         66,471         108
                                               --------      ------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              49,049          --         69,047         906
                                               --------      ------       --------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS          66,100          --         82,159       1,243
                                               --------      ------       --------      ------
NET ASSETS AT DECEMBER 31, 2010                  75,111          --        159,113       3,103
Changes From Operations:
   - Net investment income (loss)                  (477)         (2)           497          (6)
   - Net realized gain (loss) on investments      3,119           2         (2,875)         45
   - Net change in unrealized appreciation
     or depreciation on investments              (8,140)         30         (5,494)       (257)
                                               --------      ------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (5,498)         30         (7,872)       (218)
Change From Unit Transactions:
   - Contract purchases                           5,704       1,543         32,491       1,162
   - Contract withdrawals                       (11,127)       (173)        (6,202)       (367)
   - Contract transfers                            (484)         --              6         123
                                               --------      ------       --------      ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (5,907)      1,370         26,295         918
                                               --------      ------       --------      ------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (11,405)      1,400         18,423         700
                                               --------      ------       --------      ------
NET ASSETS AT DECEMBER 31, 2011                $ 63,706      $1,400       $177,536      $3,803
                                               ========      ======       ========      ======


See accompanying notes.

                                                                                            MFS VIT
                                                                                          CORE EQUITY
                                               M CAPITAL    M INTERNATIONAL  M LARGE CAP     INITIAL
                                              APPRECIATION      EQUITY         GROWTH         CLASS
                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                              ------------  ---------------  -----------  -----------
NET ASSETS AT JANUARY 1, 2010                    $  959         $ 2,934         $1,865      $ 13,270
Changes From Operations:
   - Net investment income (loss)                    (3)             59             (6)           37
   - Net realized gain (loss) on investments         37            (367)            67            35
   - Net change in unrealized appreciation
     or depreciation on investments                 328             493            541         2,443
                                                 ------         -------         ------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        362             185            602         2,515
Change From Unit Transactions:
   - Contract purchases                             581             871          1,162         2,364
   - Contract withdrawals                          (187)         (1,904)          (371)         (530)
   - Contract transfers                             (83)             44           (223)           43
                                                 ------         -------         ------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 311            (989)           568         1,877
                                                 ------         -------         ------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             673            (804)         1,170         4,392
                                                 ------         -------         ------      --------
NET ASSETS AT DECEMBER 31, 2010                   1,632           2,130          3,035        17,662
Changes From Operations:
   - Net investment income (loss)                    (8)             81            (17)           --
   - Net realized gain (loss) on investments        287              (4)            78         3,023
   - Net change in unrealized appreciation
     or depreciation on investments                (456)           (527)          (174)       (2,518)
                                                 ------         -------         ------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (177)           (450)          (113)          505
Change From Unit Transactions:
   - Contract purchases                             582             873          1,163         2,296
   - Contract withdrawals                          (183)           (270)          (367)         (371)
   - Contract transfers                              13             426            (31)      (15,080)
                                                 ------         -------         ------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 412           1,029            765       (13,155)
                                                 ------         -------         ------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             235             579            652       (12,650)
                                                 ------         -------         ------      --------
NET ASSETS AT DECEMBER 31, 2011                  $1,867         $ 2,709         $3,687      $  5,012
                                                 ======         =======         ======      ========

                                                           MFS VIT
                                               MFS VIT       TOTAL      MFS VIT     NB AMT
                                                GROWTH      RETURN     UTILITIES    MID-CAP
                                                INITIAL     INITIAL     INITIAL    GROWTH I
                                                CLASS        CLASS       CLASS       CLASS
                                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                              ----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                  $471,939   $1,023,152  $1,196,464  $1,048,667
Changes From Operations:
   - Net investment income (loss)                (2,991)      20,893      29,623      (7,814)
   - Net realized gain (loss) on investments     23,960      (11,040)     (1,024)     30,549
   - Net change in unrealized appreciation
     or depreciation on investments              46,234       91,918     125,603     259,015
                                               --------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     67,203      101,771     154,202     281,750
Change From Unit Transactions:
   - Contract purchases                          97,042      163,040     152,736      88,180
   - Contract withdrawals                       (88,795)    (113,047)    (90,330)    (64,246)
   - Contract transfers                          (8,183)      67,521     (46,256)    (80,189)
                                               --------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  64      117,514      16,150     (56,255)
                                               --------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          67,267      219,285     170,352     225,495
                                               --------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                 539,206    1,242,437   1,366,816   1,274,162
Changes From Operations:
   - Net investment income (loss)                (2,262)      25,024      37,083      (8,805)
   - Net realized gain (loss) on investments     58,935        2,513      93,806      78,368
   - Net change in unrealized appreciation
     or depreciation on investments             (60,459)     (12,749)    (46,797)    (67,877)
                                               --------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (3,786)      14,788      84,092       1,686
Change From Unit Transactions:
   - Contract purchases                          50,795      122,904      96,527      99,262
   - Contract withdrawals                       (73,557)    (149,367)   (152,783)    (89,287)
   - Contract transfers                          30,381      (14,563)     27,338     (56,204)
                                               --------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               7,619      (41,026)    (28,918)    (46,229)
                                               --------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           3,833      (26,238)     55,174     (44,543)
                                               --------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2011                $543,039   $1,216,199  $1,421,990  $1,229,619
                                               ========   ==========  ==========  ==========

                                                                           PIMCO
                                                                            VIT         PREMIER      PUTNAM
                                                                         COMMODITY        VIT         VT
                                                NB AMT      NB AMT      REAL RETURN      OPCAP      GLOBAL
                                              PARTNERS I   REGENCY I  ADMINISTRATIVE    MANAGED   HEALTH CARE
                                                 CLASS       CLASS         CLASS        CLASS I    CLASS IB
                                              SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                              ----------  ----------  --------------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                  $109,536    $262,904      $ 16,808      $ 47,747     $61,954
Changes From Operations:
   - Net investment income (loss)                   (63)        303         8,293          (103)        712
   - Net realized gain (loss) on investments     (8,112)      1,165         1,558        (7,550)       (369)
   - Net change in unrealized appreciation
     or depreciation on investments              24,169      62,622        10,802        10,248        (150)
                                               --------    --------      --------      --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     15,994      64,090        20,653         2,595         193
Change From Unit Transactions:
   - Contract purchases                           3,354      28,032        26,557           175       9,061
   - Contract withdrawals                        (4,945)    (22,581)       (6,599)         (928)     (3,633)
   - Contract transfers                           1,025     (31,649)       55,463       (49,589)     (9,535)
                                               --------    --------      --------      --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (566)    (26,198)       75,421       (50,342)     (4,107)
                                               --------    --------      --------      --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          15,428      37,892        96,074       (47,747)     (3,914)
                                               --------    --------      --------      --------     -------
NET ASSETS AT DECEMBER 31, 2010                 124,964     300,796       112,882            --      58,040
Changes From Operations:
   - Net investment income (loss)                  (669)        146        31,425            --          15
   - Net realized gain (loss) on investments    (31,862)      5,113        (2,989)           --       1,486
   - Net change in unrealized appreciation
     or depreciation on investments              18,139     (24,635)      (62,312)           --      (2,846)
                                               --------    --------      --------      --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (14,392)    (19,376)      (33,876)           --      (1,345)
Change From Unit Transactions:
   - Contract purchases                           3,513      21,345       147,703            --       7,631
   - Contract withdrawals                        (4,859)    (21,611)      (31,712)           --      (3,447)
   - Contract transfers                             100       9,466       106,646            --        (455)
                                               --------    --------      --------      --------     -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,246)      9,200       222,637            --       3,729
                                               --------    --------      --------      --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (15,638)    (10,176)      188,761            --       2,384
                                               --------    --------      --------      --------     -------
NET ASSETS AT DECEMBER 31, 2011                $109,326    $290,620      $301,643      $     --     $60,424
                                               ========    ========      ========      ========     =======

See accompanying notes.

                                                PUTNAM
                                                  VT
                                               GROWTH &
                                                INCOME
                                               CLASS IB
                                              SUBACCOUNT
                                              ----------
NET ASSETS AT JANUARY 1, 2010                  $15,615
Changes From Operations:
   - Net investment income (loss)                  117
   - Net realized gain (loss) on investments      (220)
   - Net change in unrealized appreciation
     or depreciation on investments              2,182
                                               -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,079
Change From Unit Transactions:
   - Contract purchases                            347
   - Contract withdrawals                         (657)
   - Contract transfers                             43
                                               -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (267)
                                               -------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,812
                                               -------
NET ASSETS AT DECEMBER 31, 2010                 17,427
Changes From Operations:
   - Net investment income (loss)                   79
   - Net realized gain (loss) on investments       (87)
   - Net change in unrealized appreciation
     or depreciation on investments               (919)
                                               -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (927)
Change From Unit Transactions:
   - Contract purchases                            287
   - Contract withdrawals                         (444)
   - Contract transfers                            (81)
                                               -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (238)
                                               -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,165)
                                               -------
NET ASSETS AT DECEMBER 31, 2011                $16,262
                                               =======

See accompanying notes.

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of the Company. The Variable Account consists of fifteen products as follows:

     -    VUL-I

     -    Lincoln VUL(CV)

     -    Lincoln VUL(CV)-II

     -    Lincoln VUL(CV)-III

     -    Lincoln VUL(CV)-IV

     -    Lincoln VUL(DB)

     -    Lincoln VUL(DB)-II

     -    Lincoln VUL(DB)-IV

     -    Lincoln VUL(ONE)

     -    Lincoln Momentum VUL(ONE)

     -    Lincoln VUL(ONE) 2005

     -    Lincoln Momentum VUL(ONE) 2005

     -    Lincoln VUL(ONE) 2007

     -    Lincoln AssetEdge VUL

     -    Lincoln VUL(ONE) 2010

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighteen mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio
     ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Initial Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Opportunities Service Class Portfolio
     Fidelity VIP High Income Service Class Portfolio
     Fidelity VIP Investment Grade Bond Initial Class Portfolio
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 1 Fund
     FTVIPT Templeton Foreign Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Diversified Income Series I Fund
     Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Institutional Class Portfolio
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Global Technology Service Class Portfolio
     Janus Aspen Series Worldwide Institutional Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund
     LVIP Capital Growth Standard Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP JPMorgan High Yield Standard Class Fund
     LVIP MFS International Growth Standard Class Fund
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Developed International 150 Standard Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth Standard Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard International Equity ETF Standard Class Fund
     LVIP Wells Fargo Intrinsic Value Standard Class Fund
M Fund, Inc. (M):
     M Business Opportunity Value Fund
     M Capital Appreciation Fund
     M International Equity Fund
     M Large Cap Growth Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Partners I Class Portfolio
     NB AMT Regency I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    Denotes an affiliate of the Company.

**   Available fund with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2010, the LVIP Black-Rock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund
Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation Fund and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 1 Fund and the Premier VIT OPCAP Managed Class I Portfolio ceased to be available as investment options to Variable Account Contract owners.

During 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                NEW FUND NAME
---------------------------------------------------------------   -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                    LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                    LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                    LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                    LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund            LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund   LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                LVIP Protected Profile Moderate Standard Class Fund

During 2011, the LVIP Dimensional Non-U.S. Equity Standard Class Fund, the LVIP Dimensional U.S. Equity Standard Class Fund, the LVIP Dimensional/Vanguard Total Bond Standard Class Fund, the LVIP Vanguard Domestic Equity ETF Standard Class Fund and the LVIP Vanguard International Equity ETF Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the fifteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 11/02/09. For policies issued on or after 11/02/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

- Lincoln VUL(ONE) 2010. - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2011 and 2010, amounted to $632,136 and $626,490, respectively.

The Company charges a monthly administrative fee which varies by product and policy year. Refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2011 and 2010, totaled $1,023,598 and $690,212, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2011 and 2010, amounted to $3,320,275 and $3,198,201, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2011 and 2010, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln AssetEdge VUL and Lincoln VUL(ONE) 2010. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated prorata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2011 and 2010, surrender charges and partial surrender administrative charges totaled $230,211 and $346,261, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2011                 0.10%    0.90%   $   7.87  $  14.32       52,259  $  541,066    -23.92%    -23.33%     0.60%
            2010                 0.10%    0.90%      10.27     18.79       41,410     565,931     17.87%     18.87%     2.04%
            2009                 0.10%    0.90%      10.37     15.92       28,355     337,520     52.11%     52.72%     0.00%
            2008                 0.50%    0.90%       6.81     10.45       29,428     229,844    -47.84%    -47.63%     0.00%
            2007                 0.50%    0.90%      13.03     20.00       12,972     199,458     19.12%     19.60%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2011                 0.10%    0.90%       8.20     15.29       50,136     605,368      5.36%      6.20%     1.35%
            2010                 0.10%    0.90%       7.75     14.49       47,833     551,128     12.08%     13.09%     0.00%
            2009                 0.10%    0.90%       9.27     12.91       49,652     506,097     19.74%     20.22%     4.13%
            2008                 0.50%    0.90%       7.71     10.76       54,381     467,960    -41.14%    -40.90%     2.20%
            2007                 0.50%    0.90%      13.05     18.26       46,140     681,295      4.18%      4.59%     1.44%
ABVPSF INTERNATIONAL VALUE CLASS A
            2011                 0.10%    0.90%       5.08      9.04       48,763     338,722    -19.98%    -19.27%     4.64%
            2010                 0.10%    0.90%       6.33      8.17       40,701     337,146      3.66%      4.59%     3.38%
            2009                 0.10%    0.90%       7.74      7.85       34,431     267,681     33.47%     34.01%     1.36%
            2008                 0.50%    0.90%       5.80      5.86       35,112     205,077    -53.61%    -53.42%     1.10%
            2007                 0.50%    0.90%      12.50     12.58       20,247     254,029      4.89%      5.31%     0.91%
ABVPSF LARGE CAP GROWTH CLASS A
            2011                 0.35%    0.90%      10.70     13.36        9,149     105,487     -3.91%     -3.52%     0.33%
            2010                 0.50%    0.90%      11.14     13.88        8,966     108,899      9.11%      9.55%     0.48%
            2009                 0.50%    0.90%      10.21     12.70        9,476     105,643     36.28%     36.83%     0.16%
            2008                 0.50%    0.90%       7.49      9.30        8,204      66,887    -40.20%    -39.96%     0.00%
            2007                 0.50%    0.90%      12.52     15.54       10,350     137,764     12.90%     13.35%     0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
ABVPSF SMALL/MID CAP VALUE CLASS A
            2011                 0.10%    0.90%   $   9.24  $  22.56       44,878  $  649,444     -9.21%     -8.48%     0.47%
            2010                 0.10%    0.90%      10.14     24.81       39,193     644,863     25.76%     26.85%     0.41%
            2009                 0.10%    0.90%      11.79     19.70       32,856     448,130     41.55%     42.15%     1.08%
            2008                 0.50%    0.90%       8.29     13.89       26,836     267,565    -36.15%    -35.90%     0.71%
            2007                 0.50%    0.90%      12.94     21.73       24,231     399,464      0.79%      1.20%     0.87%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                 0.10%    0.90%      11.42     15.13       52,516     738,801     11.09%     11.99%     4.24%
            2010                 0.10%    0.90%      11.06     13.56       57,728     740,187      4.42%      5.26%     1.84%
            2009                 0.10%    0.90%      11.94     12.94       53,233     653,850      9.46%      9.90%     2.10%
            2008                 0.50%    0.90%      10.90     11.77       34,862     392,823     -2.16%     -1.77%     5.18%
            2007                 0.50%    0.90%      11.10     11.98       43,578     501,541      8.69%      9.12%     4.80%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.10%    0.90%       9.03     15.76       74,842   1,042,047     -9.71%     -9.01%     1.38%
            2010                 0.10%    0.90%       9.92     17.38       64,313   1,008,246     10.74%     11.74%     1.55%
            2009                 0.10%    0.90%      13.98     15.63       57,079     817,024     41.03%     41.59%     1.48%
            2008                 0.50%    0.90%       9.87     11.04       54,184     556,200    -38.94%    -38.70%     2.20%
            2007                 0.50%    0.90%      16.10     18.01       36,420     609,587     13.82%     14.28%     3.30%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.10%    0.90%       7.56     24.22       99,788   1,430,664    -19.87%    -19.21%     1.32%
            2010                 0.10%    0.90%       9.40     30.18       85,240   1,578,851     21.32%     22.39%     1.74%
            2009                 0.10%    0.90%      13.64     24.84       79,008   1,214,359     59.85%     60.49%     0.28%
            2008                 0.50%    0.90%       8.52     15.52       79,690     768,134    -53.94%    -53.75%     0.00%
            2007                 0.50%    0.90%      18.47     33.64       60,242   1,267,062     20.34%     20.82%     3.02%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.10%    0.90%       8.83     18.01      373,590   4,891,356     -5.14%     -4.38%     0.62%
            2010                 0.10%    0.90%       9.26     18.95      380,500   5,164,737     17.62%     18.57%     0.74%
            2009                 0.10%    0.90%       8.40     16.09      378,040   4,357,191     38.16%     38.73%     0.67%
            2008                 0.50%    0.90%       6.07     11.63      379,205   3,131,467    -44.47%    -44.25%     0.88%
            2007                 0.50%    0.90%      10.92     20.91      327,806   4,834,418     11.34%     11.79%     0.87%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.10%    0.90%       8.46     15.98      321,220   3,831,681     -2.71%     -1.94%     1.60%
            2010                 0.10%    0.90%       8.66     16.40      305,129   3,792,386     10.43%     11.34%     1.52%
            2009                 0.10%    0.90%      10.57     14.83      295,753   3,339,574     30.06%     30.59%     1.67%
            2008                 0.50%    0.90%       8.09     11.39      282,166   2,468,489    -38.41%    -38.16%     1.76%
            2007                 0.50%    0.90%      13.08     18.46      276,684   3,943,876      4.10%      4.52%     1.76%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.10%    0.90%       7.81     20.54      183,504   2,592,527    -14.74%    -14.05%     1.85%
            2010                 0.10%    0.90%       9.09     24.05      160,200   2,728,011      6.27%      7.13%     2.14%
            2009                 0.10%    0.90%      14.35     22.60      138,716   2,282,616     41.79%     42.36%     1.57%
            2008                 0.50%    0.90%      10.08     15.91      138,470   1,625,445    -42.64%    -42.41%     2.26%
            2007                 0.50%    0.90%      17.50     27.71      107,330   2,259,734     18.95%     19.42%     1.66%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                 0.10%    0.90%      11.31     12.42       59,121     703,733     -4.36%     -3.54%     2.79%
            2010                 0.10%    0.90%      12.70     12.76       37,390     474,129      9.07%      9.40%     1.48%
            2009       8/24/09   0.60%    0.90%      11.64     11.67       22,059     257,006      0.60%      7.95%     2.10%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.90%      11.01     17.16       89,383   1,366,888      5.44%      6.27%     3.84%
            2010                 0.10%    0.90%      12.69     16.21       75,462   1,129,048      7.09%      7.94%     4.54%
            2009                 0.10%    0.90%      13.72     15.08       59,141     828,991     25.82%     26.33%     5.60%
            2008                 0.50%    0.90%      10.91     11.93       44,364     495,519     -5.41%     -5.02%     4.02%
            2007                 0.50%    0.90%      11.51     12.56       47,659     562,081      6.67%      7.10%     2.98%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2011                 0.10%    0.90%       8.05     39.22       80,135   1,472,084    -20.50%    -19.86%     2.02%
            2010                 0.10%    0.90%      10.04     49.33       67,914   1,827,002     17.43%     18.38%     0.65%
            2009                 0.10%    0.90%      18.76     42.01       66,774   1,576,932     76.52%     77.23%     1.26%
            2008                 0.50%    0.90%      10.58     23.80       73,473   1,028,268    -51.99%    -51.80%     1.56%
            2007                 0.50%    0.90%      21.96     49.57       58,039   1,778,275     37.61%     38.16%     1.53%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 0.10%    0.90%   $  11.18  $  24.03       56,887  $  991,286      1.46%      2.27%     9.07%
            2010                 0.10%    0.90%      12.43     23.65       53,993     939,073     14.28%     15.23%     7.66%
            2009                 0.10%    0.90%      13.35     20.66       51,756     793,299     47.64%     48.23%     7.12%
            2008                 0.50%    0.90%       9.04     13.97       44,599     477,581    -24.85%    -24.55%     8.67%
            2007                 0.50%    0.90%      12.03     18.57       49,570     716,488      1.87%      2.28%     6.28%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2011                 0.10%    0.90%      10.99     12.93       31,485     374,035      1.99%      2.76%     1.82%
            2010                 0.10%    0.90%      11.62     12.63       17,267     206,369      3.50%      4.43%     2.23%
            2009                 0.10%    0.90%      12.01     12.15        7,323      86,987     11.95%     12.25%     3.59%
            2008                 0.50%    0.75%      10.73     10.83        2,081      22,356     -1.03%     -0.82%     4.68%
            2007                 0.50%    0.75%      10.84     10.84        1,886      20,459      3.69%      3.69%     4.79%
DELAWARE VIP REIT STANDARD CLASS
            2011                 0.10%    0.90%      12.26     27.78       65,341   1,098,678      9.96%     10.80%     1.57%
            2010                 0.10%    0.90%      12.24     25.22       63,369     996,824     25.85%     26.35%     2.73%
            2009                 0.50%    0.90%       9.69     20.01       61,045     777,000     22.21%     22.73%     4.66%
            2008                 0.50%    0.90%       7.90     16.35       56,993     593,654    -35.64%    -35.36%     2.40%
            2007                 0.50%    0.90%      12.22     25.37       53,000     891,007    -14.71%    -14.35%     1.28%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 0.10%    0.90%      10.01     26.48       87,350   1,387,432     -2.22%     -1.45%     0.51%
            2010                 0.10%    0.90%      10.21     27.06       71,604   1,414,000     31.09%     31.61%     0.62%
            2009                 0.50%    0.90%      11.28     20.62       66,718   1,065,649     30.65%     31.23%     0.98%
            2008                 0.50%    0.90%       8.60     15.77       71,502     895,770    -30.51%    -30.20%     0.80%
            2007                 0.50%    0.90%      12.32     22.66       76,215   1,385,477     -7.46%     -7.09%     0.49%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 0.15%    0.90%      10.63     22.52       53,287     843,893      7.16%      7.75%     0.95%
            2010       10/8/10   0.35%    0.90%       9.91     20.98       55,045     785,041     13.54%     13.68%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.50%    0.90%       7.28     15.42       69,594     713,270     53.34%     53.96%     0.00%
            2008                 0.50%    0.90%       4.74     10.04       74,788     508,802    -47.22%    -47.00%     0.00%
            2007                 0.50%    0.90%       8.97     18.99       71,837     931,518      9.76%     10.20%     0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2011                 0.10%    0.90%      10.52     15.58       11,509     162,547      6.66%      7.50%     0.25%
            2010                 0.10%    0.90%      10.94     14.59       10,260     134,057     12.88%     13.48%     0.08%
            2009                 0.50%    0.90%       9.64     12.90       13,108     151,357     42.01%     42.58%     0.21%
            2008                 0.50%    0.90%       6.76      9.07        9,541      77,748    -43.17%    -42.94%     0.04%
            2007                 0.50%    0.90%      11.96     15.94        8,835     125,759     11.56%     12.00%     0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 0.15%    0.90%       8.63     17.79       58,506     788,547      8.56%      9.38%     1.86%
            2010                 0.15%    0.90%       7.93     16.36       54,403     687,096     14.59%     15.06%     2.33%
            2009                 0.50%    0.90%       9.91     14.25       48,482     534,087     16.91%     17.38%     3.13%
            2008                 0.50%    0.90%       8.44     12.18       42,542     405,917    -34.02%    -33.76%     2.87%
            2007                 0.50%    0.90%      12.74     18.43       38,154     556,120     -3.60%     -3.21%     1.47%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                 0.10%    0.60%      11.56     12.66        4,911      60,633     -3.45%     -2.96%     1.30%
            2010                 0.10%    0.60%      12.94     12.94        2,479      31,878     11.80%     11.80%     0.26%
            2009        7/2/09   0.60%    0.60%      11.58     11.58          223       2,582     13.67%     13.67%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 0.35%    0.90%       9.13     15.49      198,981   2,430,601      0.92%      1.48%     1.69%
            2010                 0.35%    0.90%       9.04     15.32      213,550   2,477,826     13.68%     14.13%     1.90%
            2009                 0.50%    0.90%       7.94     13.46      225,816   2,245,795     25.19%     25.69%     2.81%
            2008                 0.50%    0.90%       6.33     10.74      228,544   1,803,701    -37.72%    -37.47%     2.44%
            2007                 0.50%    0.90%      10.15     17.21      222,909   2,827,699      4.35%      4.77%     1.48%
DWS VIP SMALL CAP INDEX CLASS A
            2011                 0.35%    0.90%      10.77     20.30       52,520     787,267     -5.27%     -4.75%     0.86%
            2010                 0.35%    0.90%      13.39     21.40       50,571     819,123     25.26%     25.76%     0.88%
            2009                 0.50%    0.90%      10.69     17.05       56,270     718,384     25.44%     25.94%     1.81%
            2008                 0.50%    0.90%       8.52     13.58       57,404     586,909    -34.71%    -34.45%     1.63%
            2007                 0.50%    0.90%      13.03     20.76       56,877     895,337     -2.78%     -2.39%     0.85%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2011                 0.55%    0.80%   $  13.52  $  13.52       17,302  $  188,613     -3.34%     -3.34%     1.89%
            2010                 0.80%    0.80%      13.99     13.99       15,458     216,287     13.36%     13.36%     1.68%
            2009                 0.80%    0.80%      12.34     12.34       16,968     209,429     28.08%     28.08%     2.23%
            2008                 0.80%    0.80%       9.64      9.64       20,501     197,553    -29.29%    -29.29%     2.63%
            2007                 0.80%    0.80%      13.63     13.63       21,658     295,134     14.58%     14.58%     6.11%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2011                 0.10%    0.90%       9.19     18.43      137,971   1,891,303     -3.51%     -2.73%     0.93%
            2010                 0.10%    0.90%       9.45     19.07      131,673   1,945,423     16.06%     17.00%     1.18%
            2009                 0.10%    0.90%      11.89     16.41      128,447   1,643,933     34.45%     34.99%     1.35%
            2008                 0.50%    0.90%       8.83     12.18      113,800   1,109,357    -43.13%    -42.90%     0.97%
            2007                 0.50%    0.90%      15.48     21.39      103,815   1,800,039     16.46%     16.92%     0.87%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 0.55%    0.80%      12.19     12.19       39,565     445,513      0.17%      0.17%     2.52%
            2010                 0.80%    0.80%      12.17     12.17       38,126     463,864     14.23%     14.23%     1.82%
            2009                 0.80%    0.80%      10.65     10.65       41,051     437,228     29.17%     29.17%     2.30%
            2008                 0.80%    0.80%       8.25      8.25       43,323     357,218    -43.11%    -43.11%     2.63%
            2007                 0.80%    0.80%      14.49     14.49       41,940     607,888      0.72%      0.72%     1.57%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2011                 0.50%    0.90%      11.28     15.34       15,091     205,134     -0.05%      0.36%     2.48%
            2010                 0.50%    0.90%      11.29     15.33       14,665     199,166     14.05%     14.51%     1.40%
            2009                 0.50%    0.90%       9.89     13.42       21,942     261,817     28.87%     29.38%     2.26%
            2008                 0.50%    0.90%       7.68     10.40       20,818     191,468    -43.22%    -42.99%     2.46%
            2007                 0.50%    0.90%      13.52     18.28       23,136     381,717      0.51%      0.91%     1.70%
FIDELITY VIP GROWTH SERVICE CLASS
            2011                 0.10%    0.90%       6.98     15.14       41,423     491,188     -0.76%      0.00%     0.27%
            2010                 0.10%    0.90%       7.02     15.23       43,959     481,962     22.95%     24.03%     0.19%
            2009                 0.10%    0.90%       5.70     12.37       42,898     347,517     27.00%     27.52%     0.34%
            2008                 0.50%    0.90%       4.49      9.73       42,682     270,320    -47.71%    -47.50%     0.67%
            2007                 0.50%    0.90%       8.56     18.57       43,730     548,937     25.73%     26.24%     0.63%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.35%    0.90%      10.68     12.07        7,216      85,888      1.26%      1.82%     0.05%
            2010                 0.35%    0.90%       8.09     10.54        7,985      84,886     22.55%     22.73%     0.10%
            2009                 0.75%    0.90%       6.59      8.60       10,564      71,265     44.41%     44.63%     0.42%
            2008                 0.75%    0.90%       4.56      5.96       10,546      49,148    -55.47%    -55.40%     0.49%
            2007                 0.75%    0.90%      10.22     13.38        7,044      72,477     21.94%     22.12%     0.00%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2011                 0.35%    0.90%      11.31     17.46        5,031      63,498      2.99%      3.55%     6.33%
            2010                 0.35%    0.90%      13.98     16.95        4,806      67,047     12.77%     12.94%     7.88%
            2009                 0.75%    0.90%      12.38     15.03        4,478      56,014     42.49%     42.70%     6.52%
            2008                 0.75%    0.90%       8.67     10.55        6,394      55,946    -25.74%    -25.62%     8.38%
            2007                 0.75%    0.90%      11.66     14.20        7,242      85,201      1.73%      1.89%     8.22%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2011                 0.55%    0.80%      19.06     19.06       21,821     275,035      6.48%      6.48%     3.19%
            2010                 0.80%    0.80%      17.90     17.90       15,351     274,845      6.95%      6.95%     3.50%
            2009                 0.80%    0.80%      16.74     16.74       16,555     277,150     14.80%     14.80%     8.77%
            2008                 0.80%    0.80%      14.58     14.58       17,795     259,493     -4.02%     -4.02%     4.17%
            2007                 0.80%    0.80%      15.19     15.19       18,657     283,461      3.52%      3.52%     4.34%
FIDELITY VIP MID CAP SERVICE CLASS
            2011                 0.10%    0.90%       9.79     14.97       44,166     616,373    -11.62%    -10.80%     0.15%
            2010                 0.10%    0.90%      10.97     16.85       39,316     621,567     27.55%     28.59%     0.28%
            2009                 0.10%    0.90%      10.04     13.16       34,344     434,158     38.76%     39.32%     0.65%
            2008                 0.50%    0.90%       7.24      9.45       27,589     249,569    -40.05%    -39.81%     0.41%
            2007                 0.50%    0.90%      12.07     15.69       17,264     258,532     14.45%     14.91%     0.72%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2011                 0.10%    0.90%       6.73     16.32       21,244     243,637    -17.97%    -17.23%     1.42%
            2010                 0.10%    0.90%       8.13     19.86       18,419     259,312     11.98%     12.99%     1.53%
            2009                 0.10%    0.90%      12.00     17.71       13,969     179,889     25.30%     25.81%     2.09%
            2008                 0.50%    0.90%       9.54     14.11       13,098     138,201    -44.37%    -44.15%     3.05%
            2007                 0.50%    0.90%      17.07     25.32       10,805     213,486     16.16%     16.62%     3.01%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2011                 0.10%    0.90%   $  10.43  $  12.78       53,430  $  640,748      1.77%      2.61%     5.70%
            2010                 0.10%    0.90%      10.21     12.48       43,142     509,593     11.83%     12.74%     6.17%
            2009                 0.10%    0.90%      10.96     11.12       35,546     378,399     34.67%     35.21%     8.44%
            2008                 0.50%    0.90%       8.14      8.22       22,698     186,007    -30.05%    -29.76%     4.96%
            2007                 0.50%    0.90%      11.63     11.70       12,229     142,705      3.08%      3.49%     3.22%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2011                 0.10%    0.90%       9.82     19.47       30,176     420,402     -5.45%     -4.74%     0.00%
            2010                 0.10%    0.90%      10.74     20.56       28,859     435,795     26.79%     27.82%     0.00%
            2009                 0.10%    0.90%      10.95     16.19       29,738     359,129     42.66%     43.23%     0.00%
            2008                 0.50%    0.90%       7.67     11.34       28,214     240,761    -42.86%    -42.63%     0.00%
            2007                 0.50%    0.90%      13.43     19.81       26,572     415,224     10.51%     10.95%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2011                 0.10%    0.90%       8.15     11.93       45,291     463,738     -1.70%     -0.90%     2.65%
            2010                 0.10%    0.90%       8.26     10.26       37,433     380,414     10.47%     11.35%     1.84%
            2009                 0.10%    0.90%       9.12      9.25       32,504     296,085     25.21%     25.72%     2.28%
            2008                 0.50%    0.90%       7.28      7.36       26,689     195,885    -37.50%    -37.25%     3.82%
            2007                 0.50%    0.90%      11.65     11.73       17,051     199,616      2.79%      3.20%     1.44%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2011                 0.55%    0.80%      13.51     13.51       21,299     251,068    -11.16%    -11.16%     1.95%
            2010                 0.80%    0.80%      15.21     15.21       18,664     283,818      7.81%      7.81%     2.09%
            2009                 0.80%    0.80%      14.10     14.10       19,107     269,487     36.25%     36.25%     3.60%
            2008                 0.80%    0.80%      10.35     10.35       20,580     213,043    -40.71%    -40.71%     2.67%
            2007                 0.80%    0.80%      17.46     17.46       21,658     378,153     14.87%     14.87%     2.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2011                 0.35%    0.90%      10.56     12.63        9,594     102,092    -11.44%    -10.95%     1.73%
            2010                 0.35%    0.90%      13.15     14.26        8,772     115,250      7.43%      7.60%     1.86%
            2009                 0.75%    0.90%      12.22     13.27        8,435     103,452     35.82%     36.02%     3.21%
            2008                 0.75%    0.90%       8.99      9.77        9,663      87,079    -40.91%    -40.82%     2.42%
            2007                 0.75%    0.90%      15.19     16.54        8,631     131,551     14.42%     14.59%     1.98%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                 0.80%    0.80%      17.32     17.32        1,356      23,485     21.24%     21.24%    11.75%
            2008                 0.80%    0.80%      14.29     14.29        3,109      44,415    -25.57%    -25.57%    10.77%
            2007                 0.80%    0.80%      19.20     19.20        2,773      53,232      9.44%      9.44%    17.73%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2011                 0.50%    0.90%      14.78     17.54       43,275     748,123     -1.50%     -1.10%     5.63%
            2010                 0.50%    0.90%      14.96     17.74       44,351     777,164     13.68%     14.15%     1.54%
            2009                 0.50%    0.90%      14.46     15.54       42,598     655,748     17.90%     18.39%    13.92%
            2008                 0.50%    0.90%      12.26     13.13       30,882     403,743      5.51%      5.93%     3.59%
            2007                 0.50%    0.90%      11.62     12.39       29,316     360,726     10.28%     10.72%     3.15%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2011                 0.50%    0.90%      10.30     15.03       26,245     311,325     -7.63%     -7.26%     1.56%
            2010                 0.50%    0.90%      11.10     16.25       23,783     310,975      6.77%      7.29%     1.66%
            2009                 0.50%    0.90%      10.36     15.19       27,422     330,455     30.16%     30.68%     3.52%
            2008                 0.50%    0.90%       7.93     11.66       25,122     233,327    -42.65%    -42.42%     2.08%
            2007                 0.50%    0.90%      13.77     20.29       22,951     379,389      1.63%      2.04%     1.48%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 0.35%    0.90%      10.55     11.81        4,840      51,377     -7.81%     -7.30%     1.32%
            2010                 0.35%    0.90%      12.42     12.80        4,398      55,150      6.44%      6.59%     1.32%
            2009                 0.75%    0.90%      11.67     12.00        4,125      49,481     29.93%     30.12%     3.11%
            2008                 0.75%    0.90%       8.98      9.23        4,090      37,699    -42.84%    -42.75%     1.79%
            2007                 0.75%    0.90%      15.71     16.12        4,415      71,048      1.43%      1.58%     1.35%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 0.35%    0.90%       3.96     12.31       89,775     916,907     -8.74%     -8.23%     0.15%
            2010                 0.35%    0.90%       4.33     13.47      125,240   1,039,884     14.46%     14.63%     0.77%
            2009                 0.75%    0.90%       3.78     11.75      153,053   1,052,733     19.99%     20.18%     0.67%
            2008                 0.75%    0.90%       3.15      9.78      157,769     907,854    -43.01%    -42.92%     0.00%
            2007                 0.75%    0.90%       5.51     17.13      153,234   1,557,585     11.01%     11.18%     0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
INVESCO V.I. CORE EQUITY SERIES I
            2011                 0.35%    0.90%   $   7.87  $  15.58      141,711  $1,500,187     -0.96%     -0.41%     0.96%
            2010                 0.35%    0.90%       7.93     15.71      171,742   1,593,445      8.57%      8.77%     0.97%
            2009                 0.75%    0.90%       7.30     14.44      197,207   1,647,897     27.15%     27.34%     1.87%
            2008                 0.75%    0.90%       5.73     11.34      221,823   1,453,381    -30.77%    -30.66%     2.24%
            2007                 0.75%    0.90%       8.26     16.36      218,450   2,063,574      7.14%      7.31%     1.12%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2011                 0.55%    0.80%      13.17     13.17       16,470     187,064      6.17%      6.17%     5.15%
            2010                 0.80%    0.80%      12.41     12.41       15,734     195,213      9.17%      9.17%     5.80%
            2009                 0.80%    0.80%      11.36     11.36       17,308     196,697     10.19%     10.19%    10.03%
            2008                 0.80%    0.80%      10.31     10.31       19,540     201,522    -16.40%    -16.40%     9.10%
            2007                 0.80%    0.80%      12.34     12.34       20,985     258,887      0.91%      0.91%     7.22%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 0.35%    0.90%      11.07     22.14       23,605     423,751     -7.58%     -7.06%     1.51%
            2010                 0.35%    0.90%      12.02     23.92       23,170     445,157     11.85%     12.02%     2.30%
            2009                 0.75%    0.90%      10.73     21.36       23,716     408,934     34.03%     34.23%     1.55%
            2008                 0.75%    0.90%       7.99     15.91       24,263     310,990    -40.92%    -40.83%     0.56%
            2007                 0.75%    0.90%      13.51     26.89       24,371     523,568     13.69%     13.86%     0.41%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2011                 0.35%    0.90%      10.88     15.78       13,773     154,099      0.74%      1.28%     2.46%
            2010                 0.35%    0.90%      14.65     15.66       11,447     161,685      7.43%      7.58%     2.68%
            2009                 0.75%    0.90%      13.62     14.58       16,604     226,371     24.82%     24.95%     2.95%
            2008                 0.75%    0.90%      10.90     11.68       20,305     221,542    -16.61%    -16.47%     2.63%
            2007                 0.75%    0.90%      13.05     14.01       25,606     337,034      9.55%      9.71%     2.61%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 0.60%    0.90%      15.25     17.39       18,143     296,865      0.45%      0.75%     2.11%
            2010                 0.60%    0.90%      15.14     17.28       21,724     353,508      7.15%      7.47%     2.48%
            2009                 0.50%    0.90%      14.08     16.11       21,966     333,386     24.46%     24.96%     2.84%
            2008                 0.50%    0.90%      11.29     12.92       19,938     244,351    -16.81%    -16.48%     2.42%
            2007                 0.50%    0.90%      13.53     15.51       19,913     292,968      9.30%      9.74%     2.23%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 0.35%    0.90%      11.76     23.33        4,948      93,282     -2.53%     -2.00%     0.00%
            2010                 0.35%    0.90%      16.62     23.90        5,219     100,407     24.39%     24.90%     0.00%
            2009                 0.50%    0.90%      13.36     19.18        6,583     109,396     43.14%     43.73%     0.00%
            2008                 0.50%    0.90%       9.33     13.38        8,306      93,942    -44.36%    -44.14%     0.07%
            2007                 0.50%    0.90%      16.77     24.00        7,653     155,404     20.65%     21.13%     0.07%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2011                 0.35%    0.90%       8.86     10.82        1,615      17,411     -9.48%     -8.98%     0.00%
            2010                 0.35%    0.90%       5.08      9.79        5,746      33,614     23.28%     23.47%     0.00%
            2009                 0.75%    0.90%       4.12      7.94        6,945      28,699     55.49%     55.72%     0.00%
            2008                 0.75%    0.90%       2.64      5.10        7,923      21,008    -44.47%    -44.39%     0.08%
            2007                 0.75%    0.90%       4.75      9.19        7,347      35,379     20.61%     20.79%     0.34%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                 0.35%    0.90%       5.70     10.09       30,556     294,363    -14.53%    -14.04%     0.60%
            2010                 0.35%    0.90%       6.66      9.15       39,827     322,383     14.79%     14.97%     0.60%
            2009                 0.75%    0.90%       5.79      7.97       53,262     309,259     36.49%     36.67%     1.43%
            2008                 0.75%    0.90%       4.24      5.84       56,380     239,678    -45.16%    -45.08%     1.22%
            2007                 0.75%    0.90%       7.71     10.65       54,180     424,194      8.65%      8.81%     0.76%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 0.75%    0.90%       9.66     12.22        5,841      58,312    -14.76%    -14.63%     0.50%
            2010                 0.75%    0.90%      11.33     14.32        5,415      63,295     14.49%     14.66%     0.50%
            2009                 0.75%    0.90%       9.90     12.49        5,884      60,461     36.17%     36.38%     1.29%
            2008                 0.75%    0.90%       7.27      9.16        5,942      44,542    -45.30%    -45.22%     1.03%
            2007                 0.75%    0.90%      13.29     16.72        5,763      78,670      8.39%      8.55%     0.57%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2011                 0.50%    0.90%      11.23     14.93        2,590      31,787      3.35%      3.78%     0.00%
            2010                 0.50%    0.90%      10.86     14.39        2,040      25,899     25.56%     26.07%     0.00%
            2009                 0.50%    0.90%       8.65     11.41        2,058      20,852     37.43%     37.99%     0.00%
            2008                 0.50%    0.90%       8.15      8.27        1,966      14,427    -39.54%    -39.29%     0.00%
            2007        6/7/07   0.50%    0.90%      13.48     13.63          880      11,967     -3.31%     -3.09%     0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.10%    0.90%   $  10.48  $  18.56       20,328  $  255,228      3.09%      3.92%     0.00%
            2010                 0.10%    0.90%      10.14     18.00       16,475     229,221     25.22%     26.23%     0.00%
            2009                 0.10%    0.90%       9.14     14.37       13,239     150,717     37.09%     37.63%     0.00%
            2008                 0.50%    0.90%       6.65     10.49       14,948     135,507    -39.68%    -39.44%     0.00%
            2007                 0.50%    0.90%      10.99     17.39       12,501     203,632      2.49%      2.90%     0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2011                 0.15%    0.60%      11.35     11.43       18,441     209,956     11.47%     11.97%     2.82%
            2010       5/21/10   0.15%    0.60%      10.18     10.21        9,365      95,408      1.29%      1.92%     1.35%
LVIP CAPITAL GROWTH STANDARD CLASS
            2011                 0.10%    0.60%       8.67     11.94        5,982      69,732     -9.55%     -9.15%     0.00%
            2010                 0.10%    0.60%       9.93      9.93        1,808      21,882     18.25%     18.25%     0.08%
            2009        4/3/09   0.60%    0.60%       8.40      8.40          317       2,660     34.14%     34.14%     0.45%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                 0.10%    0.90%       6.87     11.99       40,022     287,010     -9.49%     -8.75%     0.00%
            2010                 0.10%    0.90%       7.59      9.00       34,176     263,645     16.92%     17.84%     0.00%
            2009                 0.10%    0.90%       6.49      6.56       29,091     190,355     36.59%     37.14%     0.00%
            2008                 0.50%    0.90%       4.75      4.78       15,042      71,834    -42.56%    -42.32%     1.77%
            2007       5/30/07   0.50%    0.90%       8.27      8.29        4,112      34,040    -17.40%     -7.90%     0.57%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2011                 0.10%    0.60%       9.29     13.17       12,388     120,525     -2.37%     -1.90%     0.00%
            2010                 0.10%    0.60%       9.51     10.43        8,963      88,159     24.01%     24.64%     0.08%
            2009                 0.10%    0.60%       7.67      7.69        7,271      55,948     23.91%     24.05%     0.61%
            2008                 0.50%    0.90%       6.19      6.20        6,958      43,020    -34.35%    -34.28%     0.95%
            2007       11/9/07   0.50%    0.60%       9.43      9.44        1,203      11,346     -0.59%     -0.38%     0.00%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 0.10%    0.90%      11.13     19.99      188,381   2,735,968      6.67%      7.53%     3.39%
            2010                 0.10%    0.90%      12.33     18.72      167,972   2,539,992      7.52%      8.39%     3.47%
            2009                 0.10%    0.90%      12.55     17.38      155,629   2,264,171     17.84%     18.31%     4.48%
            2008                 0.50%    0.90%      10.65     14.73      145,513   1,831,406     -3.79%     -3.41%     4.60%
            2007                 0.50%    0.90%      11.04     15.29      173,959   2,262,482      4.50%      4.92%     5.24%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2011                 0.15%    0.60%      10.03     10.05        7,547      75,854     -0.84%     -0.74%     2.25%
            2010       9/20/10   0.50%    0.60%      10.12     10.13        3,050      30,869      0.09%      1.08%     0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 0.35%    0.90%      12.47     15.20       20,848     268,778     -2.91%     -2.51%     2.09%
            2010                 0.50%    0.90%      12.38     15.65       20,028     266,644     11.48%     11.92%     2.95%
            2009                 0.50%    0.90%      11.08     14.04       17,790     210,891     30.81%     31.39%     1.67%
            2008                 0.50%    0.90%       8.46     10.73       19,227     174,300    -33.82%    -33.55%     7.01%
            2007                 0.50%    0.90%      12.77     16.22       14,054     189,752      5.42%      5.81%     1.82%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                 0.15%    0.75%       8.65     12.45       13,014     144,771      0.59%      0.99%     1.19%
            2010                 0.15%    0.60%       8.60     11.34       10,626     117,435     12.26%     12.37%     1.04%
            2009                 0.50%    0.60%      10.04     10.09        8,009      78,299     23.93%     24.06%     1.33%
            2008                 0.50%    0.60%       8.10      8.13        6,280      50,920    -36.15%    -36.09%     1.87%
            2007                 0.50%    0.60%      12.73     12.73        3,307      42,000      5.59%      5.59%     1.68%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 0.35%    0.90%      10.99     17.23        7,931     106,117     -0.26%      0.29%     0.78%
            2010                 0.35%    0.90%      10.28     17.25        7,998     104,766     10.57%     11.04%     0.65%
            2009                 0.50%    0.90%       9.28     14.43        7,124      84,497     28.82%     29.37%     0.77%
            2008                 0.50%    0.90%       7.20     11.20        5,770      51,933    -35.01%    -34.73%     0.98%
            2007                 0.50%    0.90%      11.05     17.24        5,304      73,508      2.04%      2.46%     0.99%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2011                 0.15%    0.90%       9.08     13.50        5,880      57,280     -6.07%     -5.35%     0.33%
            2010                 0.15%    0.90%       9.79      9.80        2,792      30,924     29.99%     30.08%     1.11%
            2009                 0.50%    0.60%       7.54      7.54          493       3,716     29.79%     29.79%     1.38%
            2008        2/8/08   0.50%    0.50%       5.81      5.81          346       2,009    -32.16%    -32.16%     2.72%
LVIP DIMENSIONAL NON-U.S. EQUITY STANDARD CLASS
            2011       10/6/11   0.15%    0.60%       8.36      8.39          604       5,062      1.17%      3.39%     0.27%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP DIMENSIONAL U.S. EQUITY STANDARD CLASS
            2011      12/22/11   0.15%    0.50%   $   9.43  $   9.45          282  $    2,664     -0.06%      0.74%     0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2011       10/3/11   0.15%    0.60%      10.43     10.46        1,504      15,730      0.25%      1.59%     0.10%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                 0.10%    0.60%      11.37     11.93       17,217     200,343      0.48%      0.98%     5.94%
            2010                 0.10%    0.60%      11.81     11.81        2,081      24,220      9.58%      9.58%     3.61%
            2009      12/23/09   0.10%    0.10%      10.78     10.78            4          48      0.02%      0.02%     0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 0.10%    0.90%       8.68     14.65       12,429     141,995     -6.53%     -5.83%     0.24%
            2010                 0.10%    0.90%       6.74     15.65       11,363     133,639     10.35%     11.16%     0.80%
            2009                 0.10%    0.90%       6.10     14.17        9,205      93,572     37.24%     37.84%     0.90%
            2008                 0.50%    0.90%       4.43     10.31        5,529      42,660    -41.35%    -41.11%     0.83%
            2007                 0.50%    0.90%       7.55     17.55        3,834      47,597     19.35%     19.78%     0.28%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2011                 0.15%    0.60%      11.13     11.21        6,525      72,827      2.17%      2.63%     6.89%
            2010        6/9/10   0.15%    0.60%      10.89     10.92          792       8,642      5.71%     12.08%     4.40%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2011                 0.10%    0.90%       7.13     10.69       15,663     136,856    -10.72%     -9.96%     3.06%
            2010                 0.10%    0.90%       8.56      8.69       13,497     122,524     12.09%     12.54%     0.82%
            2009                 0.50%    0.90%       7.67      7.72       11,404      87,935     34.83%     35.17%     0.80%
            2008                 0.50%    0.75%       5.69      5.71       13,942      79,525    -49.33%    -49.20%     2.33%
            2007      10/19/07   0.50%    0.75%      11.22     11.24        1,606      18,044     -4.06%     19.15%     0.13%
LVIP MFS VALUE STANDARD CLASS
            2011                 0.10%    0.60%       8.72     11.94       37,096     368,573     -0.70%     -0.20%     1.74%
            2010                 0.10%    0.60%       8.78      9.25       21,601     203,762     10.92%     11.47%     1.55%
            2009                 0.10%    0.60%       7.92      7.94       12,722     100,970     20.24%     20.36%     1.46%
            2008                 0.50%    0.90%       6.58      6.60        8,335      54,815    -32.69%    -32.63%     1.70%
            2007       11/6/07   0.50%    0.60%       9.78      9.79        2,399      23,468     -2.55%     -1.88%     0.96%
LVIP MID-CAP VALUE STANDARD CLASS
            2011                 0.10%    0.90%       7.95     12.39        3,481      32,025    -10.14%     -9.41%     0.00%
            2010                 0.10%    0.90%       8.85     11.13        2,752      25,905     22.78%     23.78%     0.30%
            2009                 0.10%    0.90%       7.20      7.28        2,369      17,219     41.13%     41.73%     0.38%
            2008                 0.50%    0.90%       5.11      5.14        4,525      23,161    -41.24%    -41.01%     0.58%
            2007       7/12/07   0.50%    0.90%       8.69      8.71        2,731      23,742    -15.09%     -7.89%     0.44%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 0.10%    0.90%       7.44     19.93       46,332     617,346     -5.07%     -4.31%     3.19%
            2010                 0.10%    0.90%       7.81     20.96       41,727     598,401      1.52%      1.97%     3.45%
            2009                 0.50%    0.90%      12.46     20.61       36,590     529,108     20.15%     20.63%     3.56%
            2008                 0.50%    0.90%      10.33     17.13       31,705     380,330    -37.22%    -36.97%     5.21%
            2007                 0.50%    0.90%      16.38     27.24       27,961     557,964     10.49%     10.93%     2.23%
LVIP MONEY MARKET STANDARD CLASS
            2011                 0.10%    0.90%       9.95     12.27      540,846   5,787,277     -0.87%     -0.07%     0.03%
            2010                 0.10%    0.90%       9.99     12.37      442,354   4,881,701     -0.85%     -0.05%     0.05%
            2009                 0.10%    0.90%      11.07     12.46      404,861   4,581,508     -0.60%     -0.20%     0.31%
            2008                 0.50%    0.90%      11.14     12.52      529,566   6,119,526      1.43%      1.83%     2.27%
            2007                 0.50%    0.90%      10.98     12.34      387,363   4,438,909      4.02%      4.44%     4.85%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                 0.60%    0.60%      10.97     10.97        7,865      86,279      0.64%      0.64%     0.78%
            2010                 0.60%    0.60%      10.90     10.90        8,182      89,180     10.80%     10.80%     1.08%
            2009       5/13/09   0.60%    0.60%       9.84      9.84        8,451      83,137     20.23%     20.23%     1.76%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                 0.50%    0.60%      10.43     10.48       24,007     250,733     -0.41%     -0.31%     0.75%
            2010                 0.50%    0.60%      10.48     10.51       23,786     249,343     11.36%     11.47%     0.96%
            2009                 0.50%    0.60%       9.41      9.43       22,108     208,043     24.91%     25.03%     2.17%
            2008        1/4/08   0.50%    0.60%       7.53      7.54       12,390      93,336    -25.60%     -3.36%     3.26%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                 0.50%    0.60%   $  10.13  $  10.18       20,957  $  212,376     -1.16%     -1.06%     0.64%
            2010                 0.50%    0.60%      10.25     10.29       21,592     221,352     11.87%     11.99%     0.80%
            2009                 0.50%    0.60%       9.16      9.19       24,107     220,906     27.18%     27.31%     1.69%
            2008       1/16/08   0.50%    0.60%       7.20      7.22       25,677     184,985    -28.61%    -27.32%     1.76%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                 0.35%    0.60%       9.50     11.16       10,862     103,499     -2.05%     -1.76%     0.59%
            2010                 0.35%    0.60%       9.70      9.74       10,905     106,102     12.98%     13.10%     0.41%
            2009                 0.50%    0.60%       8.59      8.61       26,691     229,199     30.17%     30.30%     1.34%
            2008                 0.50%    0.60%       6.61      6.61       23,653     156,024    -35.87%    -35.87%     0.70%
            2007       8/17/07   0.50%    0.50%      10.30     10.30            1          13      7.38%      7.38%     0.89%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                 0.10%    0.90%      11.55     14.08       11,401     135,450      2.76%      3.55%     2.54%
            2010                 0.10%    0.90%      11.15     13.65        7,897     100,895      9.51%     10.50%     5.03%
            2009                 0.10%    0.90%      12.19     12.41        1,719      20,704     23.73%     24.20%     5.83%
            2008                 0.50%    0.90%      10.00     10.00          505       5,016    -18.85%    -18.85%     1.62%
            2007                 0.50%    0.50%      12.32     12.32        6,293      77,511      7.24%      7.24%     1.60%
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                 0.10%    0.90%       9.63     13.01      206,527   2,526,786     -0.90%     -0.10%     1.99%
            2010                 0.10%    0.90%       9.69     13.08      201,216   2,489,451     11.71%     12.61%     2.93%
            2009                 0.10%    0.90%      11.45     11.66      181,731   2,061,444     27.87%     28.39%     4.84%
            2008                 0.50%    0.90%       8.95      9.08      134,446   1,218,029    -34.02%    -33.75%     1.10%
            2007                 0.50%    0.90%      13.57     13.71      109,567   1,499,631      8.83%      9.26%     2.20%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                 0.10%    0.90%      10.62     13.70      180,222   2,206,929      0.26%      1.07%     1.85%
            2010                 0.10%    0.90%      10.51     13.61      157,580   1,951,586     10.96%     11.85%     3.27%
            2009                 0.10%    0.90%      11.99     12.21       98,671   1,154,973     26.89%     27.40%     4.91%
            2008                 0.50%    0.90%       9.45      9.59       70,619     674,964    -27.27%    -26.98%     2.22%
            2007                 0.50%    0.90%      12.99     13.13       41,771     547,012      8.29%      8.72%     1.50%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                 0.10%    0.90%      11.51     12.26       15,707     188,183      6.42%      7.29%     4.22%
            2010                 0.10%    0.90%      11.18     11.42       11,529     129,487      5.00%      5.86%     2.31%
            2009                 0.10%    0.90%      10.72     10.72        6,667      71,378      4.00%      4.00%     2.51%
            2008      10/20/08   0.50%    0.50%      10.31     10.31          537       5,538      6.19%      6.19%     0.63%
LVIP SSgA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2011                 0.15%    0.75%       7.34      9.70        6,099      46,128    -12.76%    -12.28%     2.47%
            2010                 0.15%    0.75%       8.45      8.45        5,284      45,780      6.62%      6.62%     1.41%
            2009       2/20/09   0.60%    0.60%       7.93      7.93        2,670      21,159     78.72%     78.72%     4.59%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                 0.10%    0.90%      12.44     12.81       13,559     169,301    -15.70%    -14.89%     2.62%
            2010                 0.10%    0.90%      14.81     15.06        9,313     138,053     26.82%     27.64%     1.41%
            2009                 0.10%    0.75%      11.72     11.72        4,767      55,826     88.94%     88.94%     2.82%
            2008      10/20/08   0.50%    0.50%       6.21      6.21          880       5,462     -3.45%     -3.45%     0.87%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                 0.15%    0.90%      11.77     12.08       64,442     773,158     -0.66%      0.07%     1.35%
            2010                 0.15%    0.90%      11.84     12.11       52,313     633,412      7.76%      8.19%     1.10%
            2009                 0.50%    0.90%      11.15     11.20       48,131     538,565     30.01%     30.14%     7.37%
            2008                 0.50%    0.60%       8.57      8.60       41,923     360,471    -40.82%    -40.76%     0.79%
            2007                 0.50%    0.60%      14.52     14.52       19,459     282,444     10.46%     10.46%     1.20%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                 0.15%    0.90%       6.76      9.91        1,781      15,357    -13.16%    -12.51%     1.65%
            2010                 0.15%    0.90%       7.78      7.84        1,217      11,689      6.08%      6.41%     2.38%
            2009                 0.60%    0.90%       7.37      7.37          539       3,967     27.08%     27.08%     2.03%
            2008      11/20/08   0.60%    0.60%       5.80      5.80           51         295     25.50%     25.50%     0.72%
LVIP SSgA LARGE CAP 100 STANDARD CLASS
            2011                 0.15%    0.90%      10.07     13.54        6,891      72,442      1.42%      2.19%     1.70%
            2010                 0.15%    0.90%       9.93     10.01        6,334      63,404     18.12%     18.48%     1.75%
            2009        1/2/09   0.60%    0.90%       8.41      8.45          755       6,379     30.07%     32.23%     2.37%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
LVIP SSgA MODERATE INDEX ALLOCATION STANDARD CLASS
            2011       3/30/11   0.15%    0.15%   $  10.93  $  10.93        2,109  $   23,054     -3.41%     -3.41%     0.45%
LVIP SSgA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2011       3/29/11   0.15%    0.60%      10.82     10.89       13,080     142,307     -5.32%     -2.61%     0.34%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2011        8/2/11   0.15%    0.15%      10.87     10.87        3,177      34,544     -3.54%     -3.54%     0.09%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2011        6/1/11   0.15%    0.60%      10.96     11.03          918      10,097     -6.14%      0.19%     0.37%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 0.15%    0.90%       8.76     12.74       37,945     386,401      0.94%      1.70%     1.04%
            2010                 0.15%    0.90%       8.65     10.69       25,283     259,480     13.70%     14.16%     1.53%
            2009                 0.50%    0.90%       9.20      9.36       12,338     110,480     24.98%     25.48%     1.00%
            2008                 0.50%    0.90%       7.36      7.46       20,378     150,390    -37.76%    -37.51%     4.11%
            2007       4/27/07   0.50%    0.90%      11.82     11.94       14,712     173,977     -4.63%     -0.85%     2.47%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2011                 0.15%    0.90%       8.89     13.01       11,935     107,921     -5.42%     -4.55%     0.33%
            2010                 0.15%    0.90%       9.40      9.54       11,891     113,278     25.05%     25.56%     0.60%
            2009                 0.50%    0.90%       7.58      7.60        8,673      65,819     25.27%     25.39%     0.60%
            2008                 0.50%    0.90%       6.02      6.06       12,263      74,096    -34.57%    -34.30%     1.38%
            2007       8/31/07   0.50%    0.90%       9.20      9.22        5,931      54,594     -4.36%     -2.24%     0.79%
LVIP SSgA SMALL-MID CAP 200 STANDARD CLASS
            2011                 0.15%    0.60%      12.33     13.97        2,674      36,130     -2.80%     -2.36%     1.75%
            2010                 0.15%    0.60%      12.68     12.75        2,548      35,295     26.93%     27.36%     3.00%
            2009                 0.50%    0.60%      10.01     10.01          329       3,291     50.90%     50.90%     1.50%
            2008       6/26/08   0.50%    0.50%       6.64      6.64           14          95    -25.21%    -25.21%     0.78%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2011                 0.15%    0.90%       9.19     12.96        8,594      88,543     -2.56%     -1.80%     0.00%
            2010                 0.15%    0.90%       9.54      9.58        3,593      36,187     16.03%     16.15%     0.00%
            2009                 0.50%    0.60%       8.22      8.24        2,584      21,263     42.22%     42.38%     0.00%
            2008                 0.50%    0.90%       5.75      5.79        9,378      54,104    -42.37%    -42.13%     0.46%
            2007       9/14/07   0.50%    0.90%       9.98     10.01        4,453      44,451      0.73%      1.85%     0.26%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 0.15%    0.90%      10.23     19.46       15,610     225,631     -4.71%     -3.91%     0.00%
            2010                 0.15%    0.90%      10.70     20.40       12,484     190,521     27.22%     27.73%     0.00%
            2009                 0.50%    0.90%      11.73     16.01       10,302     123,405     45.25%     45.61%     0.10%
            2008                 0.50%    0.75%       8.05     11.02       10,862      89,965    -43.20%    -43.06%     0.00%
            2007                 0.50%    0.75%      14.15     19.40        5,461      79,649     12.72%     13.02%     0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2011                 0.15%    0.90%       7.82     11.15        7,759      62,376     -4.02%     -3.23%     1.93%
            2010                 0.15%    0.90%       8.15      8.26        8,926      74,352      5.61%      6.04%     1.99%
            2009                 0.50%    0.90%       7.77      7.79        7,583      59,003     27.34%     27.47%     2.00%
            2008                 0.50%    0.75%       6.09      6.11        5,768      35,219    -38.23%    -38.07%     2.22%
            2007       5/30/07   0.50%    0.75%       9.86      9.87        3,791      37,401     -1.93%      5.48%     2.12%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2011                 0.15%    0.90%       9.40      9.57        6,574      63,706     -8.42%     -8.05%     0.00%
            2010                 0.50%    0.90%      10.37     10.41        7,247      75,111     26.49%     26.61%     0.00%
            2009                 0.50%    0.60%       8.20      8.22        1,097       9,011     47.52%     47.67%     0.00%
            2008                 0.50%    0.90%       5.53      5.57        3,437      19,053    -49.76%    -49.56%     0.00%
            2007       7/12/07   0.50%    0.90%      11.01     11.04        4,117      45,388      1.46%      6.74%     0.00%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
            2011       8/24/11   0.60%    0.60%       8.41      8.41          166       1,400     -5.53%     -5.53%     0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2011                 0.15%    0.90%       9.43     11.21       16,078     177,536     -3.46%     -2.94%     1.02%
            2010                 0.35%    0.90%      11.02     12.19       13,593     159,113     17.05%     17.34%     1.82%
            2009                 0.50%    0.75%       9.39     10.41        7,544      76,954     22.38%     22.69%     1.02%
            2008                 0.50%    0.90%       7.54      8.51       11,073      89,449    -38.88%    -38.63%     1.79%
            2007                 0.50%    0.90%      12.47     13.90       10,557     139,739      3.57%      3.83%     1.58%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
M BUSINESS OPPORTUNITY VALUE
            2011                 0.50%    0.50%   $  11.08  $  11.08          343  $    3,803     -4.58%     -4.58%     0.33%
            2010                 0.50%    0.50%      11.61     11.61          267       3,103      8.74%      8.74%     0.53%
            2009       11/4/09   0.50%    0.50%      10.68     10.68          174       1,860      6.77%      6.77%     0.00%
M CAPITAL APPRECIATION
            2011                 0.50%    0.50%      15.81     15.81          118       1,867     -7.68%     -7.68%     0.00%
            2010                 0.50%    0.50%      17.13     17.13           95       1,632     26.43%     26.43%     0.17%
            2009       11/4/09   0.50%    0.50%      13.55     13.55           71         959     10.06%     10.06%     0.00%
M INTERNATIONAL EQUITY
            2011                 0.50%    0.50%      10.51     10.51          258       2,709    -13.99%    -13.99%     3.77%
            2010                 0.50%    0.50%      12.22     12.22          174       2,130      4.03%      4.03%     3.86%
            2009                 0.50%    0.50%      13.48     13.48          232       2,934     24.68%     24.68%     3.68%
            2008                 0.50%    0.50%      10.81     10.81          132       1,431    -40.15%    -40.15%     4.68%
            2007                 0.50%    0.50%      18.06     18.06           79       1,419      7.49%      7.49%     2.35%
M LARGE CAP GROWTH
            2011                 0.50%    0.50%      13.02     13.02          283       3,687     -1.29%     -1.29%     0.00%
            2010                 0.50%    0.50%      13.19     13.19          230       3,035     22.46%     22.46%     0.26%
            2009       11/4/09   0.50%    0.50%      10.77     10.77          173       1,865      7.03%      7.03%     0.00%
MFS VIT CORE EQUITY INITIAL CLASS
            2011                 0.35%    0.75%      11.23     16.12          337       5,012     -1.84%     -1.37%     0.76%
            2010                 0.35%    0.75%      12.59     16.40        1,103      17,662     16.34%     16.37%     1.00%
            2009                 0.75%    0.75%      10.82     14.10          961      13,270     31.44%     31.45%     1.74%
            2008                 0.75%    0.90%       8.23     10.73        1,097      11,466    -39.71%    -39.62%     0.83%
            2007                 0.75%    0.90%      13.65     17.76        1,343      23,364     10.14%     10.32%     0.34%
MFS VIT GROWTH INITIAL CLASS
            2011                 0.10%    0.90%       6.35     18.88       48,964     543,039     -1.22%     -0.47%     0.20%
            2010                 0.10%    0.90%       6.41     19.08       55,505     539,206     14.30%     15.16%     0.12%
            2009                 0.10%    0.90%       5.60     16.67       60,299     471,939     36.44%     36.99%     0.32%
            2008                 0.50%    0.90%       4.10     12.20       69,432     395,506    -37.98%    -37.73%     0.24%
            2007                 0.50%    0.90%       6.60     19.64       73,799     697,185     20.09%     20.57%     0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 0.10%    0.90%       9.76     15.73       97,777   1,216,199      0.86%      1.62%     2.61%
            2010                 0.10%    0.90%       9.65     15.58       96,405   1,242,437      8.94%      9.75%     2.59%
            2009                 0.10%    0.90%      10.95     14.29       83,150   1,023,152     16.97%     17.44%     3.52%
            2008                 0.50%    0.90%       9.33     12.20       87,724     937,456    -22.83%    -22.52%     3.03%
            2007                 0.50%    0.90%      12.04     15.80       86,739   1,220,603      3.28%      3.70%     2.56%
MFS VIT UTILITIES INITIAL CLASS
            2011                 0.10%    0.90%       9.82     34.87       92,356   1,421,990      5.83%      6.69%     3.25%
            2010                 0.10%    0.90%       9.20     32.90       68,744   1,366,816     12.79%     13.65%     3.17%
            2009                 0.10%    0.90%      15.16     29.12       65,248   1,196,464     32.02%     32.56%     4.89%
            2008                 0.50%    0.90%      11.47     22.03       66,974     929,508    -38.23%    -37.98%     1.49%
            2007                 0.50%    0.90%      18.54     35.61       60,639   1,385,076     26.75%     27.26%     0.91%
NB AMT MID-CAP GROWTH I CLASS
            2011                 0.35%    0.90%       8.34     20.59       77,785   1,229,619     -0.43%      0.12%     0.00%
            2010                 0.35%    0.90%       8.36     20.65       83,971   1,274,162     27.94%     28.58%     0.00%
            2009                 0.50%    0.90%       6.53     16.11       94,016   1,048,667     30.42%     30.94%     0.00%
            2008                 0.50%    0.90%       5.00     12.34      104,222     852,492    -43.88%    -43.65%     0.00%
            2007                 0.50%    0.90%       8.89     21.95      105,181   1,531,432     21.43%     21.92%     0.00%
NB AMT PARTNERS I CLASS
            2011                 0.35%    0.35%      10.01     10.01       10,920     109,326    -11.67%    -11.67%     0.00%
            2010                 0.35%    0.75%      13.10     13.10        9,857     124,964     14.80%     14.80%     0.69%
            2009                 0.75%    0.75%      11.41     11.41        9,601     109,536     54.91%     54.91%     2.72%
            2008                 0.75%    0.75%       7.36      7.36       11,997      88,360    -52.75%    -52.75%     0.53%
            2007                 0.75%    0.90%      15.59     15.59       13,583     212,698      8.52%      8.52%     0.68%
NB AMT REGENCY I CLASS
            2011                 0.35%    0.90%      10.83     18.97       20,337     290,620     -7.38%     -6.83%     0.67%
            2010                 0.35%    0.90%      12.93     20.44       19,099     300,796     25.04%     25.55%     0.74%
            2009                 0.50%    0.90%      10.30     16.32       20,900     262,904     45.24%     45.83%     1.80%
            2008                 0.50%    0.90%       7.06     11.22       23,539     205,304    -46.31%    -46.09%     1.27%
            2007                 0.50%    0.90%      13.10     20.87       20,556     337,644      2.38%      2.79%     0.46%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ----------  ---------  ---------  ----------
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2011                 0.10%    0.90%   $  12.99  $  14.50       21,856  $  301,643     -8.39%     -7.65%    14.15%
            2010                 0.10%    0.90%      15.50     15.57        7,345     112,882     23.41%     23.78%    16.33%
            2009        9/1/09   0.60%    0.90%      12.56     12.58        1,338      16,808      5.24%     17.16%     4.94%
PREMIER VIT OPCAP GLOBAL EQUITY CLASS I
            2008                 0.00%    0.00%         --        --           --          --      0.00%      0.00%     1.57%
            2007                 0.80%    0.80%      16.40     16.40        8,571     140,550      6.55%      6.55%     0.84%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                 0.80%    0.80%      10.96     10.96        4,356      47,747     23.71%     23.71%     2.41%
            2008                 0.80%    0.80%       8.86      8.86        4,341      38,467    -30.33%    -30.33%     3.14%
            2007                 0.80%    0.80%      12.72     12.72        4,251      54,060      2.23%      2.23%     2.26%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 0.35%    0.90%      11.32     13.64        5,032      60,424     -2.06%     -1.92%     0.82%
            2010                 0.75%    0.90%      11.56     13.92        4,583      58,040      1.55%      1.70%     1.99%
            2009                 0.75%    0.90%      11.38     13.71        4,906      61,954     24.87%     25.06%     0.00%
            2008                 0.75%    0.90%       9.12     11.36        4,703      47,394    -17.82%    -17.69%     0.00%
            2007                 0.75%    0.90%      11.09     13.80        5,225      63,002     -1.49%     -1.34%     0.78%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 0.35%    0.90%      10.61     11.15        1,462      16,262     -5.48%     -4.97%     1.23%
            2010                 0.35%    0.90%      11.61     11.78        1,483      17,427     13.35%     13.52%     1.52%
            2009                 0.75%    0.90%      10.24     10.38        1,507      15,615     28.65%     28.84%     2.62%
            2008                 0.75%    0.90%       7.96      9.64        2,508      20,113    -39.25%    -39.16%     2.16%
            2007                 0.75%    0.90%      13.10     15.85        2,611      34,478     -6.88%     -6.74%     1.29%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                                       AGGREGATE  AGGREGATE
                                                                        COST OF    PROCEEDS
SUBACCOUNT                                                             PURCHASES  FROM SALES
--------------------------------------------------------------------  ----------  ----------
ABVPSF Global Thematic Growth Class A                                   $216,924    $ 78,729
ABVPSF Growth and Income Class A                                          92,601      64,505
ABVPSF International Value Class A                                       176,226      91,933
ABVPSF Large Cap Growth Class A                                            9,196       8,879
ABVPSF Small/Mid Cap Value Class A                                       118,239      56,477
American Century VP Inflation Protection Class I                         124,943     172,113
American Funds Global Growth Class 2                                     298,700     147,405
American Funds Global Small Capitalization Class 2                       288,737      99,499
American Funds Growth Class 2                                            536,833     563,453
American Funds Growth-Income Class 2                                     595,579     422,008
American Funds International Class 2                                     492,902     168,729
BlackRock Global Allocation V.I. Class I                                 422,826     135,692
Delaware VIP Diversified Income Standard Class                           501,471     245,891
Delaware VIP Emerging Markets Standard Class                             575,094     506,155
Delaware VIP High Yield Standard Class                                   384,222     267,096
Delaware VIP Limited-Term Diversified Income Standard Class              202,691      33,468
Delaware VIP REIT Standard Class                                         135,066     126,015
Delaware VIP Small Cap Value Standard Class                              163,849     162,825
Delaware VIP Smid Cap Growth Standard Class                              134,392     108,744
Delaware VIP U.S. Growth Standard Class                                   38,284      20,098
Delaware VIP Value Standard Class                                        162,832     110,831
DWS VIP Alternative Asset Allocation Plus Class A                         33,843       2,390
DWS VIP Equity 500 Index Class A                                         129,408     180,126
DWS VIP Small Cap Index Class A                                           40,443      31,541
Fidelity VIP Asset Manager Initial Class                                   6,027      24,055
Fidelity VIP Contrafund Service Class                                    237,350     219,711
Fidelity VIP Equity-Income Initial Class                                  18,721      30,111
Fidelity VIP Equity-Income Service Class                                  18,772       9,239
Fidelity VIP Growth Service Class                                         51,846      40,283
Fidelity VIP Growth Opportunities Service Class                            7,917       8,675
Fidelity VIP High Income Service Class                                     8,788      10,678
Fidelity VIP Investment Grade Bond Initial Class                          28,965      32,389
Fidelity VIP Mid Cap Service Class                                       159,558      89,968
Fidelity VIP Overseas Service Class                                       55,896      22,220
FTVIPT Franklin Income Securities Class 1                                248,314      94,451
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   55,286      51,241
FTVIPT Mutual Shares Securities Class 1                                  139,446      41,163
FTVIPT Templeton Foreign Securities Class 1                               28,527      28,444
FTVIPT Templeton Foreign Securities Class 2                               14,777      13,751
FTVIPT Templeton Global Bond Securities Class 1                          151,445     128,855
FTVIPT Templeton Growth Securities Class 1                                52,123      26,544
FTVIPT Templeton Growth Securities Class 2                                 5,972       5,540
Invesco V.I. Capital Appreciation Series I                                38,835      83,405
Invesco V.I. Core Equity Series I                                         66,496     148,276
Invesco V.I. Diversified Income Series I                                  12,497      23,826
Invesco V.I. International Growth Series I                                35,959      19,175
Janus Aspen Series Balanced Institutional Class                           19,945      18,392
Janus Aspen Series Balanced Service Class                                 46,972      88,390
Janus Aspen Series Enterprise Service Class                                4,870      10,237
Janus Aspen Series Global Technology Service Class                         1,329      15,558
Janus Aspen Series Worldwide Institutional Class                          31,513      13,272
Janus Aspen Series Worldwide Service Class                                 8,599       4,306
LVIP Baron Growth Opportunities Standard Class                            15,482      11,537
LVIP Baron Growth Opportunities Service Class                            112,947      97,546
LVIP BlackRock Inflation Protected Bond Standard Class                   136,025      31,659
LVIP Capital Growth Standard Class                                        56,962       4,226
LVIP Cohen & Steers Global Real Estate Standard Class                     72,424      22,304

                                                                       AGGREGATE   AGGREGATE
                                                                        COST OF     PROCEEDS
SUBACCOUNT                                                             PURCHASES   FROM SALES
--------------------------------------------------------------------  ----------  -----------
LVIP Columbia Value Opportunities Standard Class                      $   57,399   $   22,943
LVIP Delaware Bond Standard Class                                        535,334      383,351
LVIP Delaware Diversified Floating Rate Standard Class                    57,057       10,061
LVIP Delaware Foundation Aggressive Allocation Standard Class             69,864       52,666
LVIP Delaware Growth and Income Standard Class                            47,776       19,464
LVIP Delaware Social Awareness Standard Class                              7,041        5,622
LVIP Delaware Special Opportunities Standard Class                        55,615       18,930
LVIP Dimensional Non-U.S. Equity Standard Class                            5,086           73
LVIP Dimensional U.S. Equity Standard Class                                2,657           --
LVIP Dimensional/Vanguard Total Bond Standard Class                       15,780           89
LVIP Global Income Standard Class                                        256,324       70,381
LVIP Janus Capital Appreciation Standard Class                            26,095       10,061
LVIP JPMorgan High Yield Standard Class                                   72,476        5,194
LVIP MFS International Growth Standard Class                              56,596       26,734
LVIP MFS Value Standard Class                                            189,427       18,553
LVIP Mid-Cap Value Standard Class                                         17,085        6,871
LVIP Mondrian International Value Standard Class                         129,666       62,887
LVIP Money Market Standard Class                                       2,633,531    1,727,845
LVIP Protected Profile 2010 Standard Class                                 5,348        8,602
LVIP Protected Profile 2020 Standard Class                                23,497       20,911
LVIP Protected Profile 2030 Standard Class                                23,326       30,413
LVIP Protected Profile 2040 Standard Class                                 8,175        8,754
LVIP Protected Profile Conservative Standard Class                        67,374       34,087
LVIP Protected Profile Growth Standard Class                             301,147      210,399
LVIP Protected Profile Moderate Standard Class                           488,974      206,337
LVIP SSgA Bond Index Standard Class                                       95,087       39,743
LVIP SSgA Developed International 150 Standard Class                      11,012        4,914
LVIP SSgA Emerging Markets 100 Standard Class                            136,320       65,900
LVIP SSgA Global Tactical Allocation Standard Class                      274,667      135,080
LVIP SSgA International Index Standard Class                               7,144        1,414
LVIP SSgA Large Cap 100 Standard Class                                    19,889       10,770
LVIP SSgA Moderate Index Allocation Standard Class                        29,692        5,619
LVIP SSgA Moderate Structured Allocation Standard Class                  153,306       11,874
LVIP SSgA Moderately Aggressive Index Allocation Standard Class           36,015        1,352
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class      10,611          445
LVIP SSgA S&P 500 Index Standard Class                                   173,450       45,178
LVIP SSgA Small-Cap Index Standard Class                                  22,909       22,557
LVIP SSgA Small-Mid Cap 200 Standard Class                                17,262       14,729
LVIP T. Rowe Price Growth Stock Standard Class                            65,500       11,271
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               72,942       28,684
LVIP Templeton Growth Standard Class                                      15,863       23,246
LVIP Turner Mid-Cap Growth Standard Class                                 18,403       24,786
LVIP Vanguard International Equity ETF Standard Class                      1,413           45
LVIP Wells Fargo Intrinsic Value Standard Class                           34,702        7,906
M Business Opportunity Value                                               1,280          368
M Capital Appreciation                                                       912          295
M International Equity                                                     1,259          149
M Large Cap Growth                                                         1,151          403
MFS VIT Core Equity Initial Class                                          2,206       15,361
MFS VIT Growth Initial Class                                             100,975       95,933
MFS VIT Total Return Initial Class                                       149,661      166,014
MFS VIT Utilities Initial Class                                          167,140      158,957
NB AMT Mid-Cap Growth I Class                                             68,956      123,969
NB AMT Partners I Class                                                    3,337        5,252
NB AMT Regency I Class                                                    30,959       21,608
PIMCO VIT Commodity Real Return Administrative Class                     336,844       82,776
Putnam VT Global Health Care Class IB                                      9,432        4,039
Putnam VT Growth & Income Class IB                                           369          527

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                   NET
                                                                        SHARES     ASSET  FAIR VALUE    COST OF
SUBACCOUNT                                                               OWNED     VALUE   OF SHARES    SHARES
--------------------------------------------------------------------  ----------  ------  ----------  ----------
ABVPSF Global Thematic Growth Class A                                    36,388   $14.87  $  541,084  $  626,114
ABVPSF Growth and Income Class A                                         33,540    18.05     605,389     647,617
ABVPSF International Value Class A                                       29,455    11.50     338,731     446,824
ABVPSF Large Cap Growth Class A                                           3,927    26.86     105,491      95,357
ABVPSF Small/Mid Cap Value Class A                                       42,009    15.46     649,466     614,857
American Century VP Inflation Protection Class I                         62,718    11.78     738,824     671,637
American Funds Global Growth Class 2                                     54,022    19.29   1,042,078   1,091,733
American Funds Global Small Capitalization Class 2                       83,962    17.04   1,430,708   1,652,429
American Funds Growth Class 2                                            94,638    51.68   4,890,877   4,915,000
American Funds Growth-Income Class 2                                    115,844    33.07   3,830,945   4,025,057
American Funds International Class 2                                    170,996    15.16   2,592,294   2,966,760
BlackRock Global Allocation V.I. Class I                                 47,295    14.87     703,277     723,712
Delaware VIP Diversified Income Standard Class                          124,012    11.02   1,366,612   1,300,137
Delaware VIP Emerging Markets Standard Class                             84,056    17.51   1,471,813   1,593,330
Delaware VIP High Yield Standard Class                                  174,528     5.68     991,321     976,248
Delaware VIP Limited-Term Diversified Income Standard Class              37,071    10.09     374,046     373,115
Delaware VIP REIT Standard Class                                        104,939    10.47   1,098,715   1,117,155
Delaware VIP Small Cap Value Standard Class                              44,181    31.39   1,386,848   1,228,097
Delaware VIP Smid Cap Growth Standard Class                              36,389    23.19     843,857     791,432
Delaware VIP U.S. Growth Standard Class                                  18,577     8.75     162,552     137,037
Delaware VIP Value Standard Class                                        44,477    17.73     788,574     748,129
DWS VIP Alternative Asset Allocation Plus Class A                         4,580    13.24      60,635      60,138
DWS VIP Equity 500 Index Class A                                        184,143    13.20   2,430,686   2,287,840
DWS VIP Small Cap Index Class A                                          66,890    11.77     787,296     811,730
Fidelity VIP Asset Manager Initial Class                                 13,668    13.80     188,619     207,105
Fidelity VIP Contrafund Service Class                                    82,412    22.95   1,891,366   1,911,635
Fidelity VIP Equity-Income Initial Class                                 23,832    18.69     445,427     444,277
Fidelity VIP Equity-Income Service Class                                 11,011    18.63     205,143     222,728
Fidelity VIP Growth Service Class                                        13,344    36.81     491,205     434,940
Fidelity VIP Growth Opportunities Service Class                           4,701    18.27      85,890      83,147
Fidelity VIP High Income Service Class                                   11,847     5.36      63,500      66,367
Fidelity VIP Investment Grade Bond Initial Class                         21,200    12.97     274,958     274,401
Fidelity VIP Mid Cap Service Class                                       21,301    28.93     616,232     609,071
Fidelity VIP Overseas Service Class                                      17,941    13.58     243,644     280,782
FTVIPT Franklin Income Securities Class 1                                43,649    14.68     640,767     631,510
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  19,840    21.19     420,417     375,832
FTVIPT Mutual Shares Securities Class 1                                  29,785    15.57     463,750     488,763
FTVIPT Templeton Foreign Securities Class 1                              19,633    12.78     250,914     276,483
FTVIPT Templeton Foreign Securities Class 2                               8,128    12.56     102,094     113,507
FTVIPT Templeton Global Bond Securities Class 1                          40,201    18.61     748,148     696,015
FTVIPT Templeton Growth Securities Class 1                               30,315    10.27     311,336     356,588
FTVIPT Templeton Growth Securities Class 2                                5,082    10.11      51,378      54,162
Invesco V.I. Capital Appreciation Series I                               42,789    21.42     916,531     940,974
Invesco V.I. Core Equity Series I                                        56,119    26.72   1,499,509   1,493,231
Invesco V.I. Diversified Income Series I                                 30,221     6.19     187,070     195,003
Invesco V.I. International Growth Series I                               16,070    26.37     423,768     377,995
Janus Aspen Series Balanced Institutional Class                           5,777    26.63     153,835     160,178
Janus Aspen Series Balanced Service Class                                10,702    27.74     296,878     281,797
Janus Aspen Series Enterprise Service Class                               2,527    36.91      93,286      71,155
Janus Aspen Series Global Technology Service Class                        3,368     5.17      17,411      18,041
Janus Aspen Series Worldwide Institutional Class                         11,396    25.83     294,369     330,391
Janus Aspen Series Worldwide Service Class                                2,287    25.50      58,315      57,668
LVIP Baron Growth Opportunities Standard Class                              998    31.86      31,788      28,454
LVIP Baron Growth Opportunities Service Class                             8,106    31.49     255,234     234,800
LVIP BlackRock Inflation Protected Bond Standard Class                   19,047    11.02     209,961     201,811
LVIP Capital Growth Standard Class                                        2,992    23.31      69,733      71,681
LVIP Cohen & Steers Global Real Estate Standard Class                    42,116     6.82     287,019     252,415

                                                                                   NET
                                                                        SHARES     ASSET  FAIR VALUE    COST OF
SUBACCOUNT                                                               OWNED     VALUE   OF SHARES    SHARES
--------------------------------------------------------------------  ----------  ------  ----------  ----------
LVIP Columbia Value Opportunities Standard Class                         11,637   $10.36  $  120,528  $  108,807
LVIP Delaware Bond Standard Class                                       196,559    13.92   2,735,310   2,629,044
LVIP Delaware Diversified Floating Rate Standard Class                    7,689     9.87      75,856      77,729
LVIP Delaware Foundation Aggressive Allocation Standard Class            22,673    11.86     268,787     271,237
LVIP Delaware Growth and Income Standard Class                            4,994    28.99     144,776     138,873
LVIP Delaware Social Awareness Standard Class                             3,476    30.53     106,121     105,395
LVIP Delaware Special Opportunities Standard Class                        1,697    33.75      57,282      61,721
LVIP Dimensional Non-U.S. Equity Standard Class                             637     7.95       5,062       5,013
LVIP Dimensional U.S. Equity Standard Class                                 289     9.23       2,664       2,657
LVIP Dimensional/Vanguard Total Bond Standard Class                       1,499    10.49      15,730      15,692
LVIP Global Income Standard Class                                        17,899    11.19     200,347     209,358
LVIP Janus Capital Appreciation Standard Class                            7,018    20.23     141,999     137,543
LVIP JPMorgan High Yield Standard Class                                   7,183    10.14      72,829      75,701
LVIP MFS International Growth Standard Class                             12,541    10.91     136,859     155,586
LVIP MFS Value Standard Class                                            16,421    22.45     368,580     353,285
LVIP Mid-Cap Value Standard Class                                         2,491    12.86      32,026      30,858
LVIP Mondrian International Value Standard Class                         43,142    14.31     617,365     710,980
LVIP Money Market Standard Class                                        578,747    10.00   5,787,473   5,787,474
LVIP Protected Profile 2010 Standard Class                                8,137    10.60      86,282      69,262
LVIP Protected Profile 2020 Standard Class                               24,682    10.16     250,741     217,104
LVIP Protected Profile 2030 Standard Class                               21,175    10.03     212,383     187,154
LVIP Protected Profile 2040 Standard Class                               10,892     9.50     103,502      83,602
LVIP Protected Profile Conservative Standard Class                       11,079    12.23     135,452     132,007
LVIP Protected Profile Growth Standard Class                            225,814    11.19   2,526,858   2,541,899
LVIP Protected Profile Moderate Standard Class                          186,338    11.84   2,206,989   2,090,819
LVIP SSgA Bond Index Standard Class                                      16,479    11.42     188,188     183,527
LVIP SSgA Developed International 150 Standard Class                      6,306     7.32      46,129      49,234
LVIP SSgA Emerging Markets 100 Standard Class                            16,027    10.56     169,306     188,787
LVIP SSgA Global Tactical Allocation Standard Class                      75,854    10.19     773,178     794,749
LVIP SSgA International Index Standard Class                              2,241     6.85      15,357      15,796
LVIP SSgA Large Cap 100 Standard Class                                    6,960    10.41      72,444      65,003
LVIP SSgA Moderate Index Allocation Standard Class                        2,162    10.66      23,054      23,907
LVIP SSgA Moderate Structured Allocation Standard Class                  13,384    10.63     142,309     141,349
LVIP SSgA Moderately Aggressive Index Allocation Standard Class           3,264    10.58      34,544      34,627
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        943    10.71      10,097      10,157
LVIP SSgA S&P 500 Index Standard Class                                   43,437     8.90     386,412     359,943
LVIP SSgA Small-Cap Index Standard Class                                  6,339    17.03     107,925      96,701
LVIP SSgA Small-Mid Cap 200 Standard Class                                2,922    12.37      36,131      33,831
LVIP T. Rowe Price Growth Stock Standard Class                            5,079    17.44      88,545      85,012
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              16,266    13.87     225,638     202,042
LVIP Templeton Growth Standard Class                                      2,582    24.16      62,378      66,339
LVIP Turner Mid-Cap Growth Standard Class                                 6,108    10.43      63,708      54,754
LVIP Vanguard International Equity ETF Standard Class                       175     8.00       1,400       1,370
LVIP Wells Fargo Intrinsic Value Standard Class                          13,777    12.89     177,543     186,066
M Business Opportunity Value                                                386     9.84       3,803       3,628
M Capital Appreciation                                                       88    21.33       1,867       1,907
M International Equity                                                      277     9.78       2,709       3,148
M Large Cap Growth                                                          229    16.10       3,687       3,196
MFS VIT Core Equity Initial Class                                           327    15.33       5,012       4,654
MFS VIT Growth Initial Class                                             22,098    24.56     542,734     500,304
MFS VIT Total Return Initial Class                                       65,616    18.53   1,215,869   1,211,928
MFS VIT Utilities Initial Class                                          54,526    26.08   1,422,035   1,329,794
NB AMT Mid-Cap Growth I Class                                            44,634    27.55   1,229,665     920,280
NB AMT Partners I Class                                                  10,944     9.99     109,328     112,420
NB AMT Regency I Class                                                   20,381    14.26     290,630     275,600
PIMCO VIT Commodity Real Return Administrative Class                     41,896     7.20     301,651     353,593
Putnam VT Global Health Care Class IB                                     5,169    11.69      60,426      60,154
Putnam VT Growth & Income Class IB                                        1,063    15.30      16,263      20,444

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                         UNITS      UNITS   NET INCREASE
SUBACCOUNT                                                              ISSUED    REDEEMED   (DECREASE)
--------------------------------------------------------------------  ----------  --------  ------------
ABVPSF Global Thematic Growth Class A                                   17,320      (6,471)    10,849
ABVPSF Growth and Income Class A                                         7,654      (5,351)     2,303
ABVPSF International Value Class A                                      18,873     (10,811)     8,062
ABVPSF Large Cap Growth Class A                                            822        (639)       183
ABVPSF Small/Mid Cap Value Class A                                       9,213      (3,528)     5,685
American Century VP Inflation Protection Class I                         7,216     (12,428)    (5,212)
American Funds Global Growth Class 2                                    21,154     (10,625)    10,529
American Funds Global Small Capitalization Class 2                      19,450      (4,902)    14,548
American Funds Growth Class 2                                           37,540     (44,450)    (6,910)
American Funds Growth-Income Class 2                                    48,880     (32,789)    16,091
American Funds International Class 2                                    33,506     (10,202)    23,304
BlackRock Global Allocation V.I. Class I                                32,778     (11,047)    21,731
Delaware VIP Diversified Income Standard Class                          30,210     (16,289)    13,921
Delaware VIP Emerging Markets Standard Class                            32,433     (20,212)    12,221
Delaware VIP High Yield Standard Class                                  17,869     (14,975)     2,894
Delaware VIP Limited-Term Diversified Income Standard Class             16,901      (2,683)    14,218
Delaware VIP REIT Standard Class                                         8,974      (7,002)     1,972
Delaware VIP Small Cap Value Standard Class                             24,343      (8,597)    15,746
Delaware VIP Smid Cap Growth Standard Class                              8,589     (10,347)    (1,758)
Delaware VIP U.S. Growth Standard Class                                  2,773      (1,524)     1,249
Delaware VIP Value Standard Class                                       12,279      (8,176)     4,103
DWS VIP Alternative Asset Allocation Plus Class A                        2,605        (173)     2,432
DWS VIP Equity 500 Index Class A                                         7,430     (21,999)   (14,569)
DWS VIP Small Cap Index Class A                                          3,610      (1,661)     1,949
Fidelity VIP Asset Manager Initial Class                                 3,574      (1,730)     1,844
Fidelity VIP Contrafund Service Class                                   20,078     (13,780)     6,298
Fidelity VIP Equity-Income Initial Class                                 3,543      (2,104)     1,439
Fidelity VIP Equity-Income Service Class                                 1,023        (597)       426
Fidelity VIP Growth Service Class                                        4,486      (7,022)    (2,536)
Fidelity VIP Growth Opportunities Service Class                            706      (1,475)      (769)
Fidelity VIP High Income Service Class                                   1,041        (816)       225
Fidelity VIP Investment Grade Bond Initial Class                         8,333      (1,863)     6,470
Fidelity VIP Mid Cap Service Class                                      11,192      (6,342)     4,850
Fidelity VIP Overseas Service Class                                      4,321      (1,496)     2,825
FTVIPT Franklin Income Securities Class 1                               17,951      (7,663)    10,288
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  4,374      (3,057)     1,317
FTVIPT Mutual Shares Securities Class 1                                 11,955      (4,097)     7,858
FTVIPT Templeton Foreign Securities Class 1                              4,296      (1,661)     2,635
FTVIPT Templeton Foreign Securities Class 2                              1,871      (1,049)       822
FTVIPT Templeton Global Bond Securities Class 1                          6,034      (7,110)    (1,076)
FTVIPT Templeton Growth Securities Class 1                               4,320      (1,858)     2,462
FTVIPT Templeton Growth Securities Class 2                                 858        (416)       442
Invesco V.I. Capital Appreciation Series I                               4,033     (39,498)   (35,465)
Invesco V.I. Core Equity Series I                                        4,708     (34,739)   (30,031)
Invesco V.I. Diversified Income Series I                                 2,545      (1,809)       736
Invesco V.I. International Growth Series I                               1,477      (1,042)       435
Janus Aspen Series Balanced Institutional Class                          3,617      (1,291)     2,326
Janus Aspen Series Balanced Service Class                                1,616      (5,197)    (3,581)
Janus Aspen Series Enterprise Service Class                                297        (568)      (271)
Janus Aspen Series Global Technology Service Class                         114      (4,245)    (4,131)
Janus Aspen Series Worldwide Institutional Class                         2,446     (11,717)    (9,271)
Janus Aspen Series Worldwide Service Class                                 774        (348)       426
LVIP Baron Growth Opportunities Standard Class                           1,404        (854)       550
LVIP Baron Growth Opportunities Service Class                           10,844      (6,991)     3,853
LVIP BlackRock Inflation Protected Bond Standard Class                  11,922      (2,846)     9,076
LVIP Capital Growth Standard Class                                       4,509        (335)     4,174
LVIP Cohen & Steers Global Real Estate Standard Class                    8,708      (2,862)     5,846
LVIP Columbia Value Opportunities Standard Class                         5,766      (2,341)     3,425
LVIP Delaware Bond Standard Class                                       45,526     (25,117)    20,409

                                                                         UNITS      UNITS   NET INCREASE
SUBACCOUNT                                                              ISSUED    REDEEMED   (DECREASE)
--------------------------------------------------------------------  ----------  --------  ------------
LVIP Delaware Diversified Floating Rate Standard Class                    5,470       (973)     4,497
LVIP Delaware Foundation Aggressive Allocation Standard Class             5,010     (4,190)       820
LVIP Delaware Growth and Income Standard Class                            4,095     (1,707)     2,388
LVIP Delaware Social Awareness Standard Class                               435       (502)       (67)
LVIP Delaware Special Opportunities Standard Class                        4,856     (1,768)     3,088
LVIP Dimensional Non-U.S. Equity Standard Class                             613         (9)       604
LVIP Dimensional U.S. Equity Standard Class                                 282         --        282
LVIP Dimensional/Vanguard Total Bond Standard Class                       1,513         (9)     1,504
LVIP Global Income Standard Class                                        21,193     (6,057)    15,136
LVIP Janus Capital Appreciation Standard Class                            2,229     (1,163)     1,066
LVIP JPMorgan High Yield Standard Class                                   6,199       (466)     5,733
LVIP MFS International Growth Standard Class                              5,054     (2,888)     2,166
LVIP MFS Value Standard Class                                            17,331     (1,836)    15,495
LVIP Mid-Cap Value Standard Class                                         1,551       (822)       729
LVIP Mondrian International Value Standard Class                          9,267     (4,662)     4,605
LVIP Money Market Standard Class                                        254,668   (156,176)    98,492
LVIP Protected Profile 2010 Standard Class                                  413       (730)      (317)
LVIP Protected Profile 2020 Standard Class                                2,059     (1,838)       221
LVIP Protected Profile 2030 Standard Class                                2,171     (2,806)      (635)
LVIP Protected Profile 2040 Standard Class                                  758       (801)       (43)
LVIP Protected Profile Conservative Standard Class                        6,007     (2,503)     3,504
LVIP Protected Profile Growth Standard Class                             22,103    (16,792)     5,311
LVIP Protected Profile Moderate Standard Class                           38,282    (15,640)    22,642
LVIP SSgA Bond Index Standard Class                                       7,624     (3,446)     4,178
LVIP SSgA Developed International 150 Standard Class                      1,368       (553)       815
LVIP SSgA Emerging Markets 100 Standard Class                             8,650     (4,404)     4,246
LVIP SSgA Global Tactical Allocation Standard Class                      22,712    (10,583)    12,129
LVIP SSgA International Index Standard Class                                699       (135)       564
LVIP SSgA Large Cap 100 Standard Class                                    1,575     (1,018)       557
LVIP SSgA Moderate Index Allocation Standard Class                        2,619       (510)     2,109
LVIP SSgA Moderate Structured Allocation Standard Class                  14,168     (1,088)    13,080
LVIP SSgA Moderately Aggressive Index Allocation Standard Class           3,302       (125)     3,177
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class        958        (40)       918
LVIP SSgA S&P 500 Index Standard Class                                   16,783     (4,121)    12,662
LVIP SSgA Small-Cap Index Standard Class                                  2,434     (2,390)        44
LVIP SSgA Small-Mid Cap 200 Standard Class                                1,228     (1,102)       126
LVIP T. Rowe Price Growth Stock Standard Class                            6,072     (1,071)     5,001
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               5,072     (1,946)     3,126
LVIP Templeton Growth Standard Class                                      1,723     (2,890)    (1,167)
LVIP Turner Mid-Cap Growth Standard Class                                 1,593     (2,266)      (673)
LVIP Vanguard International Equity ETF Standard Class                       172         (6)       166
LVIP Wells Fargo Intrinsic Value Standard Class                           3,177       (692)     2,485
M Business Opportunity Value                                                107        (31)        76
M Capital Appreciation                                                       39        (16)        23
M International Equity                                                       95        (11)        84
M Large Cap Growth                                                           82        (29)        53
MFS VIT Core Equity Initial Class                                           131       (897)      (766)
MFS VIT Growth Initial Class                                              9,823    (16,364)    (6,541)
MFS VIT Total Return Initial Class                                       13,503    (12,131)     1,372
MFS VIT Utilities Initial Class                                          31,754     (8,142)    23,612
NB AMT Mid-Cap Growth I Class                                             4,788    (10,974)    (6,186)
NB AMT Partners I Class                                                   1,419       (356)     1,063
NB AMT Regency I Class                                                    2,558     (1,320)     1,238
PIMCO VIT Commodity Real Return Administrative Class                     20,154     (5,643)    14,511
Putnam VT Global Health Care Class IB                                       741       (292)       449
Putnam VT Growth & Income Class IB                                           16        (37)       (21)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                         UNITS      UNITS   NET INCREASE
SUBACCOUNT                                                              ISSUED    REDEEMED   (DECREASE)
--------------------------------------------------------------------  ----------  --------  ------------
ABVPSF Global Thematic Growth Class A                                   15,849     (2,794)     13,055
ABVPSF Growth and Income Class A                                        11,709    (13,528)     (1,819)
ABVPSF International Value Class A                                      11,380     (5,110)      6,270
ABVPSF Large Cap Growth Class A                                          1,150     (1,660)       (510)
ABVPSF Small/Mid Cap Value Class A                                      12,392     (6,055)      6,337
American Century VP Inflation Protection Class I                        17,973    (13,478)      4,495
American Funds Global Growth Class 2                                    14,922     (7,688)      7,234
American Funds Global Small Capitalization Class 2                      14,826     (8,594)      6,232
American Funds Growth Class 2                                           60,415    (57,955)      2,460
American Funds Growth-Income Class 2                                    44,994    (35,618)      9,376
American Funds International Class 2                                    48,530    (27,046)     21,484
BlackRock Global Allocation V.I. Class I                                19,661     (4,330)     15,331
Delaware VIP Diversified Income Standard Class                          25,744     (9,423)     16,321
Delaware VIP Emerging Markets Standard Class                            21,223    (20,083)      1,140
Delaware VIP High Yield Standard Class                                   9,644     (7,407)      2,237
Delaware VIP Limited-Term Diversified Income Standard Class             14,524     (4,580)      9,944
Delaware VIP REIT Standard Class                                        19,377    (17,053)      2,324
Delaware VIP Small Cap Value Standard Class                             18,905    (14,019)      4,886
Delaware VIP Smid Cap Growth Standard Class                             60,099     (5,054)     55,045
Delaware VIP Trend Standard Class                                        3,524    (73,118)    (69,594)
Delaware VIP U.S. Growth Standard Class                                  2,110     (4,958)     (2,848)
Delaware VIP Value Standard Class                                       10,142     (4,221)      5,921
DWS VIP Alternative Asset Allocation Plus Class A                        2,857       (601)      2,256
DWS VIP Equity 500 Index Class A                                        31,026    (43,292)    (12,266)
DWS VIP Small Cap Index Class A                                          4,427    (10,126)     (5,699)
Fidelity VIP Asset Manager Initial Class                                    94     (1,604)     (1,510)
Fidelity VIP Contrafund Service Class                                   37,707    (34,481)      3,226
Fidelity VIP Equity-Income Initial Class                                 1,410     (4,335)     (2,925)
Fidelity VIP Equity-Income Service Class                                 2,281     (9,558)     (7,277)
Fidelity VIP Growth Service Class                                       13,490    (12,429)      1,061
Fidelity VIP Growth Opportunities Service Class                          5,662     (8,241)     (2,579)
Fidelity VIP High Income Service Class                                   1,084       (756)        328
Fidelity VIP Investment Grade Bond Initial Class                           702     (1,906)     (1,204)
Fidelity VIP Mid Cap Service Class                                      11,508     (6,536)      4,972
Fidelity VIP Overseas Service Class                                      7,149     (2,699)      4,450
FTVIPT Franklin Income Securities Class 1                               15,841     (8,245)      7,596
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  4,932     (5,811)       (879)
FTVIPT Mutual Shares Securities Class 1                                  8,539     (3,610)      4,929
FTVIPT Templeton Foreign Securities Class 1                              2,407     (2,850)       (443)
FTVIPT Templeton Foreign Securities Class 2                              1,675     (1,338)        337
FTVIPT Templeton Global Asset Allocation Class 1                            36     (1,392)     (1,356)
FTVIPT Templeton Global Bond Securities Class 1                          7,854     (6,101)      1,753
FTVIPT Templeton Growth Securities Class 1                               4,408     (8,047)     (3,639)
FTVIPT Templeton Growth Securities Class 2                               1,548     (1,275)        273
Invesco V.I. Capital Appreciation Series I                              16,700    (44,513)    (27,813)
Invesco V.I. Core Equity Series I                                       19,231    (44,696)    (25,465)
Invesco V.I. Diversified Income Series I                                   261     (1,835)     (1,574)
Invesco V.I. International Growth Series I                               1,161     (1,707)       (546)
Janus Aspen Series Balanced Institutional Class                          2,586     (7,743)     (5,157)
Janus Aspen Series Balanced Service Class                                4,006     (4,248)       (242)
Janus Aspen Series Enterprise Service Class                              1,226     (2,590)     (1,364)
Janus Aspen Series Global Technology Service Class                       1,118     (2,317)     (1,199)
Janus Aspen Series Worldwide Institutional Class                        14,844    (28,279)    (13,435)
Janus Aspen Series Worldwide Service Class                                 787     (1,256)       (469)
LVIP Baron Growth Opportunities Standard Class                             236       (254)        (18)
LVIP Baron Growth Opportunities Service Class                            6,713     (3,477)      3,236
LVIP BlackRock Inflation Protected Bond Standard Class                  13,478     (4,113)      9,365
LVIP Capital Growth Standard Class                                       1,596       (105)      1,491
LVIP Cohen & Steers Global Real Estate Standard Class                   10,125     (5,040)      5,085
LVIP Columbia Value Opportunities Standard Class                         3,303     (1,611)      1,692

                                                                         UNITS      UNITS   NET INCREASE
SUBACCOUNT                                                              ISSUED    REDEEMED   (DECREASE)
--------------------------------------------------------------------  ----------  --------  ------------
LVIP Delaware Bond Standard Class                                        41,814    (29,471)    12,343
LVIP Delaware Diversified Floating Rate Standard Class                    3,076        (26)     3,050
LVIP Delaware Foundation Aggressive Allocation Standard Class             4,851     (2,613)     2,238
LVIP Delaware Growth and Income Standard Class                            3,373       (756)     2,617
LVIP Delaware Social Awareness Standard Class                             1,306       (432)       874
LVIP Delaware Special Opportunities Standard Class                        2,788       (489)     2,299
LVIP Global Income Standard Class                                         2,782       (705)     2,077
LVIP Janus Capital Appreciation Standard Class                            4,150     (1,992)     2,158
LVIP JPMorgan High Yield Standard Class                                     819        (27)       792
LVIP MFS International Growth Standard Class                              3,437     (1,344)     2,093
LVIP MFS Value Standard Class                                            13,643     (4,764)     8,879
LVIP Mid-Cap Value Standard Class                                           865       (482)       383
LVIP Mondrian International Value Standard Class                         11,016     (5,879)     5,137
LVIP Money Market Standard Class                                        358,683   (321,190)    37,493
LVIP SSgA Bond Index Standard Class                                       8,138     (3,276)     4,862
LVIP SSgA Developed International 150 Standard Class                      2,791       (177)     2,614
LVIP SSgA Emerging Markets 100 Standard Class                             5,900     (1,354)     4,546
LVIP SSgA Global Tactical Allocation Standard Class                       9,383     (5,201)     4,182
LVIP SSgA International Index Standard Class                                781       (103)       678
LVIP SSgA Large Cap 100 Standard Class                                   16,887    (11,308)     5,579
LVIP SSgA S&P 500 Index Standard Class                                   17,007     (4,062)    12,945
LVIP SSgA Small-Cap Index Standard Class                                  5,027     (1,809)     3,218
LVIP SSgA Small-Mid Cap 200 Standard Class                                2,726       (507)     2,219
LVIP T. Rowe Price Growth Stock Standard Class                            1,420       (411)     1,009
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class               3,925     (1,743)     2,182
LVIP Templeton Growth Standard Class                                      2,157       (814)     1,343
LVIP Turner Mid-Cap Growth Standard Class                                 7,093       (943)     6,150
LVIP Wells Fargo Intrinsic Value Standard Class                           8,002     (1,953)     6,049
LVIP Protected Profile 2010 Standard Class                                  466       (735)      (269)
LVIP Protected Profile 2020 Standard Class                                3,707     (2,029)     1,678
LVIP Protected Profile 2030 Standard Class                                  522     (3,037)    (2,515)
LVIP Protected Profile 2040 Standard Class                                  966    (16,752)   (15,786)
LVIP Protected Profile Conservative Standard Class                       10,551     (4,373)     6,178
LVIP Protected Profile Growth Standard Class                             55,333    (35,848)    19,485
LVIP Protected Profile Moderate Standard Class                           76,363    (17,454)    58,909
M Business Opportunity Value                                                125        (32)        93
M Capital Appreciation                                                       43        (19)        24
M International Equity                                                       85       (143)       (58)
M Large Cap Growth                                                          101        (44)        57
MFS VIT Core Equity Initial Class                                           179        (37)       142
MFS VIT Growth Initial Class                                             15,496    (20,290)    (4,794)
MFS VIT Total Return Initial Class                                       33,077    (19,822)    13,255
MFS VIT Utilities Initial Class                                          15,619    (12,123)     3,496
NB AMT Mid-Cap Growth I Class                                            10,241    (20,286)   (10,045)
NB AMT Partners I Class                                                   2,676     (2,420)       256
NB AMT Regency I Class                                                    2,794     (4,595)    (1,801)
PIMCO VIT Commodity Real Return Administrative Class                      6,594       (587)     6,007
Premier VIT OpCap Managed Class I                                            15     (4,371)    (4,356)
Putnam VT Global Health Care Class IB                                       839     (1,162)      (323)
Putnam VT Growth & Income Class IB                                           45        (69)       (24)

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 3, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life
Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
---------------------


Philadelphia, Pennsylvania
April 3, 2012

                           PART C - OTHER INFORMATION

Item 27. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account(2)


(2) N/A

(3) (a) Principal Underwriting Agreement between Lincoln LIfe & Annuity Company of New York and Lincoln Financial Distributors, Inc. (5)

(4) (a) Policy Form LN696 NY (8)

     (b) Change of Insured Rider-Policy Form LR496 NY(6)

     (c) Estate Tax Repeal Rider-Policy Form LR511 NY(9)

     (d) No-Lapse Enhancement Rider-Policy Form LR696-07 NY(8)

     (e) Overloan Protection Rider-Policy Form LR540(8)

     (f) Premium Reserve Rider-Policy Form LR543 NY(8)

     (g) Waiver of Monthly Deduction Rider-Policy Form LR436 LNY, LR437 LNY(3)

(5) (a) Application-Policy Form LFF06321-18(13)

     (b) Addendum to Application-Policy Form LFF06322-18(13)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
        York(1)

     (b) Bylaws of Lincoln Life & Annuity Company of New York(1)

(7) Reinsurance Contracts(8)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(10)

     (b) American Funds Insurance Series(10)

     (c) American Century Investments Variable Portfolios, Inc.(7)

     (d) BlackRock Variable Series Funds, Inc. (7)

     (e) Delaware VIP Trust(10)

     (f) DWS Variable Series II (10)

     (g) Fidelity Variable Insurance Products(10)

     (h) Franklin Templeton Variable Insurance Products Trust(7)

     (i) Lincoln Variable Insurance Products Trust(10)

     (j) MFS Variable Insurance Trust(10)

     (k) PIMCO Variable Insurance Trust(7)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(11)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(4)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire (Filed herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(14)
--------------
(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(8) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

(11) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) on November 28, 2007.

(12) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-170695) filed on March 30, 2012.

(13) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-148917) filed on April 2, 2009.

(14) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Dennis R. Glass**                  President and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen***                   Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (12)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*             Vice President and Director
Thomas O'Neill*            Senior Vice President and Director
Keith S. Ryan***           Vice President and Chief Financial Officer
Wilford H. Fuller*         President, Chief Executive Officer and Director
Linda Woodward***          Secretary

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

  *** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

   **** Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 12 to the Registration Statement (File No.: 333-148917; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 4th day of April, 2012. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

             LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)




             By:      /s/ Michael L. Parker
                ----------------------------------
                Michael L. Parker
                Vice President
                Lincoln Life & Annuity Company of New York




             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
             (DEPOSITOR)



             By:      /s/ Michael L. Parker
                ----------------------------------
                Michael L. Parker
                Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 12 to the Registration Statement on Form N-6 (File No.: 333-148917; 811-08559; CIK: 0001051629) has been signed below on
April 4, 2012 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                   TITLE
---------                                                   -----
/s/ Dennis R. Glass *                                       President
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                   Executive Vice President; Chief Administration Officer and
------------------------------                              Director
Charles C. Cornelio

/s/ C. Phillip Elam II *                                    Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                     Executive Vice President, Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ George W. Henderson, III *                              Director
------------------------------
George W. Henderson, III

/s/ Mark E. Konen *                                         Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ M. Leanne Lachman *                                     Director
------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia *                                    Director
------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard *                                    Director
------------------------------
Patrick S. Pittard



*By:    /s/ John L. Reizian
    ------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration Statement

                             POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott
C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496;
811-08470

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                 TITLE
---------                                 -----
/s/ Dennis R. Glass                       President and Director
------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                   Executive Vice President; Chief Administration Officer and
------------------------------            Director
Charles C. Cornelio

/s/ C. Phillip Elam II                    Senior Vice President, Chief Investment Officer
------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag                     Executive Vice President; Chief Financial Officer and Director
------------------------------
Randal J. Freitag

/s/ George W. Henderson, III              Director
------------------------------
George W. Henderson, III

/s/ Mark E. Konen                         Executive Vice President and Director
------------------------------
Mark E. Konen

/s/ M.Leanne Lachman                      Director
------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia                    Director
------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard                    Director
------------------------------
Patrick S. Pittard


Version: March 2012